AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 7, 2005
                                                    1933 ACT FILE NO. 333-124079
                                                     1940 ACT FILE NO. 811-21462
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X] PRE-EFFECTIVE AMENDMENT NO. 1
[ ] POST-EFFECTIVE AMENDMENT NO. __

                                       AND

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] AMENDMENT NO. 19


                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 MASTIN BOULEVARD, SUITE 222
                           OVERLAND PARK, KANSAS 66210

                                 (913) 981-1020

                                AGENT FOR SERVICE
                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                          COPIES OF COMMUNICATIONS TO:

          Deborah Bielicke Eades, Esq.                    Steven F. Carman, Esq.                    Anna T. Pinedo, Esq.
     Vedder, Price, Kaufman & Kammholz, P.C.       Blackwell Sanders Peper Martin LLP             Morrison & Foerster LLP
              222 N. LaSalle Street                   4801 Main Street, Suite 1000              1290 Avenue of the Americas
                Chicago, IL 60601                        Kansas City, MO 64112                       New York, NY 10104

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement
                                 _______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)
     / /      when declared effective pursuant to section 8(c).

                                 ---------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

====================================================================================================================================
                                                                                        PROPOSED MAXIMUM
            TITLE OF SECURITIES                 AMOUNT          PROPOSED MAXIMUM       AGGREGATE OFFERING           AMOUNT OF
             BEING REGISTERED                REGISTERED(1)   OFFERING PRICE PER UNIT         PRICE(1)          REGISTRATION FEE(1)
------------------------------------------------------------------------------------------------------------------------------------
Series II Money Market Cumulative
   Preferred Shares.....................     1,400                  $25,000                $35,000,000             $4,119.50
====================================================================================================================================

(1) Transmitted to the Securities and Exchange Commission via Fed wire (Fed wire #3137), $117.70 of which has already been paid.


         THE REGISTRANT INTENDS TO AMEND THIS REGISTRATION STATEMENT ON SUCH LATER DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                    SUBJECT TO COMPLETION, DATED JULY 7, 2005


PROSPECTUS                                                                  LOGO

                                   $35,000,000
                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
        1,400 SERIES II MONEY MARKET CUMULATIVE PREFERRED (MMP(R)) SHARES
                    Liquidation Preference $25,000 per share
                                 ---------------

         Tortoise Energy Infrastructure Corporation (the "Company") is a nondiversified, closed-end management investment company that commenced operations in February 2004. The Company's investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.


         The Company is offering an additional series ("Series II") of auction rate preferred stock (referred to as "Money Market Cumulative Preferred Shares" or "MMP Shares") in this Prospectus. The Series II MMP Shares offered in this Prospectus, together with the previously issued and currently outstanding MMP Shares ("Series I"), are collectively referred to as "MMP Shares." Individual series of MMP Shares are referred to as a "series". Except as otherwise described in this Prospectus, the terms of this series and all other series are the same.

         Investors in MMP Shares will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. The dividend rate for the initial period for Series II from and including the issue date through _____, 2005 will be ___% per year. For each subsequent dividend period, the dividend rate will be determined by an auction conducted in accordance with the procedures described in this Prospectus, and in additional detail in Appendix A to the Statement of Additional Information. Generally, following the initial dividend period, each dividend period will be twenty-eight (28) days.


         MMP Shares will not be listed on any exchange or automated quotation system. Generally, investors may only buy and sell MMP Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in MMP Shares, and a secondary market, if one develops, may not provide investors with liquidity. See "Risk Factors - Risks of Investing in MMP Shares - Secondary Market Risk."

                                                        (continued on next page)

                                 ---------------


         INVESTING IN MMP SHARES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 32 OF THIS PROSPECTUS.


         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 ---------------


                                                       PER SHARE                   TOTAL
                                                       ---------                   -----
Public offering price.......................            $25,000                    $
Sales Load..................................            $                          $
Proceeds to the Company (before expenses)(1)            $                          $

------------------------------
(1) Does not include offering expenses payable by the Company estimated to be $227,050.


         The underwriters expect to deliver the Series II MMP Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about _____, 2005.

                                 ---------------

LEHMAN BROTHERS                                       STIFEL, NICOLAUS & COMPANY
                                                             INCORPORATED

                                     , 2005

         On July 15, 2004, the Company issued two series (Series A and Series B) of auction rate senior notes ("Tortoise Notes") due July 15, 2044, in an aggregate principal amount of $110,000,000. On September 16, 2004, the Company issued 1,400 MMP Shares (referred to in this Prospectus as "Series I MMP Shares"), liquidation preference $25,000 per share ($35,000,000 aggregate liquidation preference). On April 11, 2005, the Company issued an additional series (Series C) of Tortoise Notes due April 11, 2045, in an aggregate principal amount of $55,000,000. The outstanding Tortoise Notes are rated "Aaa" and "AAA" by Moody's Investors Service Inc. ("Moody's") and Fitch Ratings ("Fitch"), respectively. The Series I MMP Shares are rated "Aa2" and "AA" by Moody's and Fitch, respectively. The Company may issue additional series of Tortoise Notes or MMP Shares in the future. The MMP Shares and the Tortoise Notes are intended to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.


         This offering is conditioned upon the Series II MMP Shares receiving a rating of "Aa2" from Moody's and "AA" from Fitch.

         MMP Shares are senior in liquidation and distribution rights to the Company's common stock. MMP Shares are junior in liquidation and distribution rights to Tortoise Notes.

         The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. Under normal circumstances, the Company invests at least 90% of total assets (including assets obtained through leverage) in securities of energy infrastructure companies, and invests at least 70% of total assets in equity securities of master limited partnerships. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. There can be no assurance that the Company will achieve its investment objective. Tortoise Capital Advisors, LLC serves as the Company's investment adviser.



         This Prospectus sets forth concisely the information about the Company that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Company, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated _____, 2005, and as it may be supplemented, containing additional information about the Company, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page __ of this Prospectus, request a free copy of the Company's annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free at (888) 728-8784 or by writing to the Company. The Company's annual, semi-annual and quarterly reports and the Statement of Additional Information are also available on the Company's website at www.tortoiseenergy.com. You may also obtain copies of these documents (and other information regarding the Company) from the Commission's web site (http://www.sec.gov). You also may email requests for these documents to the Commission at publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington D.C. 20549-0102. Copies of the documents may be obtained from the Commission upon paying the applicable fee.


         The MMP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


Prospectus Summary............................................................ 1
Financial Highlights......................................................... 18
Use of Proceeds.............................................................. 20
Capitalization............................................................... 20
The Company.................................................................. 21
Investment Objective and Principal Investment Strategies..................... 23
Risk Factors................................................................. 32
Management of the Company.................................................... 41
Rating Agency Guidelines..................................................... 44
Description of Money Market Cumulative Preferred Shares...................... 46
The Auction.................................................................. 58
Description of Tortoise Notes and Borrowings................................. 62
Description of Common Stock.................................................. 63
Certain Provisions in the Company's Charter and Bylaws....................... 63
Closed-End Company Structure................................................. 65
Federal Income Tax Matters................................................... 65
Administrator, Custodian, Transfer Agent, Dividend Paying Agent,
  Auction Agent and Redemption Agent......................................... 68
Underwriting................................................................. 68
Legal Opinions............................................................... 70
Intellectual Property Rights................................................. 70
Available Information........................................................ 70
Table of Contents for the Statement of Additional Information................ 71


         You should rely only on the information contained in or incorporated by reference in this Prospectus. Neither the Company nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the underwriters are not, making an offer to sell these Series II MMP Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus, and that the Company's business, financial condition and prospects may have changed since this date. The Company will amend or supplement this Prospectus to reflect material changes to the information contained in this Prospectus to the extent required by applicable law.

                               PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, including the Articles Supplementary related to Series II Money Market Cumulative Preferred Shares ("Series II MMP Shares") (the "Articles Supplementary") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in Appendix A of the Statement of Additional Information.


The Company..................       Tortoise Energy Infrastructure Corporation
                                    (the "Company") is a nondiversified,
                                    closed-end management investment company that commenced operations in February 2004.
                                    The Company's common stock, $0.001 par value per share, is traded on the New York Stock
                                    Exchange ("NYSE") under the symbol "TYG."
                                    See "Description of Common Stock." As of
                                    May 31, 2005, the Company had 14,787,324
                                    shares of common stock outstanding and net assets applicable to shares of common stock of approximately $410 million.

The Adviser..................       Tortoise Capital Advisors, LLC (the
                                    "Adviser") was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. The Adviser is controlled equally by Fountain Capital Management,
                                    L.L.C. ("Fountain Capital") and Kansas City
                                    Equity Partners LC ("KCEP"). As of May 31,
                                    2005, the Adviser had approximately $1.16 billion of client assets under management.
                                    The Adviser's investment committee is
                                    comprised of five portfolio managers.

                                    The principal business address of the
                                    Adviser is 10801 Mastin Boulevard, Suite
                                    222, Overland Park, Kansas 66210.

The Offering ................       The Company is offering 1,400 Series II MMP
                                    Shares at a purchase price of $25,000 per share ($35,000,000 aggregate liquidation preference) plus accumulated dividends, if any, from the Original Issue Date. Series II
                                    MMP Shares are being offered by Lehman
                                    Brothers Inc. and Stifel, Nicolaus &
                                    Company, Incorporated as underwriters. See
                                    "Underwriting."



                                    It is a condition of the underwriters'
                                    obligation to purchase the Series II MMP
                                    Shares that the Series II MMP Shares receive a rating of "Aa2" from Moody's Investors Service Inc. ("Moody's") and "AA" from Fitch Ratings ("Fitch").

                                    The issuance of MMP Shares represents the leveraging of the Company's common stock. See "Risk Factors -

                                    General Risks of Investing in the Company -
                                    Leverage Risk."

                                    The Company anticipates that it will be able to invest the net proceeds of this offering in securities of energy infrastructure companies that meet the Company's investment objective and policies within approximately three months after the completion of this offering. Because of the investment opportunities presented by restricted MLP securities and the limited trading volume of certain publicly traded MLP securities, the Company often relies on direct placements to acquire portfolio securities. To the extent direct placement opportunities are not available, the Company would have to acquire such securities in the open market, which could take longer than the three-month period following this offering. Pending investment in securities that meet the Company's investment objective, it is anticipated that the proceeds will be invested in securities issued by the U.S. government or its agencies or instrumentalities or in high quality short-term or long-term debt obligations.


MMP Shares...................       MMP Shares are not listed on an exchange or
                                    automated quotation system. Instead, you may buy or sell MMP Shares at an Auction that normally is held every twenty-eight (28) days by submitting orders to a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MMP
                                    Shares outside of Auctions, but may
                                    discontinue this activity at any time. There is no assurance that a secondary market will provide MMP stockholders with liquidity. You may transfer MMP Shares outside of Auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to the Company or any of its affiliates, in certain cases.

                                    For Series II MMP Shares, the dividend rate for the initial Dividend Period from and including the Original Issue Date through _____, 2005, will be ___% per year. The first Auction Date for Series II MMP Shares will be _____, 2005 and the initial Dividend Payment Date will be _____, 2005. Subsequent Auctions generally will be held every twenty-eight (28) days unless the then current Dividend Period is a Special Dividend Period, the date that normally would be the Auction Date is not a Business Day or unforeseen events preclude the holding of an Auction.


Auction Procedures...........       You may buy, sell or hold MMP Shares through
                                    an Auction. Beneficial Owners and Potential
                                    Beneficial

                                    Owners of MMP Shares may participate in
                                    Auctions only by submitting Orders through broker-dealers who have entered into an agreement with the Auction Agent and the Company (a "Broker-Dealer") or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In general, the types of Orders that may be placed with a Broker-Dealer include: Hold Orders, Sell Orders, Bids to sell and Bids to purchase. The following is a brief summary of the Auction Procedures for both Beneficial Owners and Potential Beneficial Owners. See "The Auction--Auction Procedures" for more detailed information.

                                    Beneficial Owners. Prior to the Submission
                                    Deadline on each Auction Date for MMP
                                    Shares, each Beneficial Owner may submit
                                    Orders with respect to a series of MMP
                                    Shares to a Broker-Dealer as follows:

                                    o Hold Order - indicating its desire to hold
                                    MMP Shares of such series without regard to the Applicable Rate for MMP Shares of such series for the next succeeding Dividend Period of MMP Shares of such series.

                                    o Bid - indicating its desire to sell the number of Outstanding MMP Shares, if any, of such series held by such Beneficial Owner if the Applicable Rate for MMP Shares of such series for the next succeeding Dividend Period of MMP Shares of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

                                    o Sell Order - indicating its desire to sell the number of Outstanding MMP Shares, if any, of such series held by such Beneficial Owner without regard to the Applicable Rate for MMP Shares of such series for the next succeeding Dividend Period of MMP Shares of such series.

                                    Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects as described below:

                                    o A Beneficial Owner of MMP Shares of such series that submits a Bid with respect to MMP Shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for MMP Shares of such series on the Auction Date will be treated as having submitted a Sell Order with respect to such MMP Shares.


                                    o A Beneficial Owner of MMP Shares of such series that fails to submit an Order with respect to such MMP Shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such MMP Shares; provided, however, that if a Beneficial Owner of Series II MMP Shares fails to submit an Order with respect to Series II MMP Shares to its Broker-Dealer for an Auction relating to a Special Dividend Period of more than twenty-eight
                                    (28) days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to Series II MMP Shares.


                                    Potential Beneficial Owners. A customer of a
                                    Broker-Dealer that is not a Beneficial Owner of a series of MMP Shares but that wishes to purchase MMP Shares of such series, or that is a Beneficial Owner of a series of MMP Shares that wishes to purchase additional MMP Shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase such number of Outstanding MMP Shares of such series specified in such bid if the Applicable Rate for MMP Shares of such series determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of MMP Shares of such series specifying a rate higher than the Maximum Rate for MMP Shares of such series on the Auction Date will not be accepted.

                                    The Auction Process. If Sufficient Clearing
                                    Bids for a series of MMP Shares exist (that is, the aggregate number of MMP Shares of such series subject to Submitted Bids of Potential Beneficial Owners specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for MMP Shares of such series exceeds, or is equal to, the number of MMP Shares of such series subject to Submitted Sell Orders), the Applicable Rate for MMP Shares of such series for the next succeeding Dividend Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning the aggregate number of MMP Shares of such series available for purchase in the Auction.

                                    If Sufficient Clearing Bids for a series of MMP Shares do not exist (other than because all of the Outstanding MMP Shares of such series are subject to Submitted Hold Orders), then the Applicable Rate for all MMP Shares of such series for the next succeeding Dividend

                                    Period will be the Maximum Rate for MMP
                                    Shares of such series.

                                    The Auction Procedures include a pro rata allocation of MMP Shares for purchase and sale, which may result in a Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner purchasing, a number of MMP Shares of a series that is less than the number of MMP Shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers will be required to make appropriate pro rata allocations among their respective customers.

                                    Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository in accordance with the Securities Depository's normal procedures.


Dividends and Dividend
Periods......................       The initial Dividend Period shall be __
                                    (___) days for the Series II MMP Shares.
                                    Subsequent to the initial Dividend Period, each Dividend Period for Series II MMP
                                    Shares generally will be twenty-eight (28) days in length. The Applicable Rate for a particular Dividend Period usually will be determined by an Auction conducted on the Business Day immediately preceding the start of the Dividend Period. In most instances, dividends are also payable every twenty-eight (28) days, on the day following the end of the Dividend Period. Prior to any Auction, the Company may elect, subject to limitations described herein, upon giving notice to the Auction Agent and each Broker-Dealer, a Special Dividend Period. A
                                    Special Dividend Period is a Dividend Period consisting of a specified number of days
                                    (other than twenty-eight (28) for Series II
                                    MMP Shares). A Special Dividend Period will not be effective unless Sufficient Clearing
                                    Bids exist at the Auction in respect of a Special Dividend Period. If Sufficient
                                    Clearing Bids do not exist at the Auction, the Dividend Period commencing on the Business Day succeeding the Auction will be a twenty-eight (28) day Dividend Period. See
                                    "Description of Money Market Cumulative
                                    Preferred Shares--Dividends and Dividend
                                    Periods--Determination of Dividend Rate" and
                                    "The Auction."


Determination of
Applicable Rate..............       Except during a Default Period, the
                                    Applicable Rate for any Dividend Period for a series of MMP Shares will not be more than the Maximum Rate. The Maximum Rate will depend on the credit rating assigned to that series of MMP Shares and on the duration of the Dividend Period. The Maximum Rate will be the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The Applicable
                                    Percentage will be determined based on the lower of the credit ratings assigned on that date to that series of MMP Shares by Moody's and Fitch, as follows:

                                       MOODY'S         FITCH         APPLICABLE
                                    CREDIT RATING   CREDIT RATING    PERCENTAGE
                                    -------------   -------------    ----------
                                    Aa3 or above     AA- or above       200%
                                       A3 to A1       A- to A+          250%
                                    Baa3 to Baa1    BBB- to BBB+        275%
                                     Below Baa3      Below BBB-         300%

                                    For Standard Dividend Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate. The Applicable Rate for any Dividend Period commencing during any Default Period, and the Default Rate described under "Description of Money Market Cumulative Preferred Shares," initially will be 300% of the Reference Rate. The Reference Rate is the greater of:

                                    (1) the applicable AA Composite Commercial
                                    Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or

                                    (2) the applicable London-Interbank Offered
                                    Rate ("LIBOR").


Restrictions on Dividends,
Redemption and Other
Payments.....................       As of May 31, 2005, the Company had three
                                    series of auction rate senior notes
                                    outstanding in an aggregate principal amount of $165,000,000 ("Tortoise Notes"), which constitute senior securities representing indebtedness (as defined in the Investment
                                    Company Act of 1940, as amended (the "1940
                                    Act"). The Company may not declare any
                                    dividend on MMP Shares of any series unless, after giving effect to such dividend, asset coverage with respect to such Tortoise Notes
                                    (and any other Borrowings) is at least 200%.
                                    In addition, the Company would not be
                                    permitted to declare any other distribution on or purchase or redeem MMP Shares of any series unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such Tortoise Notes
                                    (and any other Borrowings) is at least 300%.
                                    Dividends or other distributions on, or
                                    redemptions or purchases of, MMP Shares of any series also would be prohibited at any time that an event of default under the Tortoise Notes (and any other Borrowings) has occurred and is continuing. See

                                    "Description of Money Market Cumulative
                                    Preferred Shares--Restrictions on Dividend,
                                    Redemption and Other Payments." In addition, the Company may make further use of financial leverage through other Borrowings (defined below) which constitute senior securities representing indebtedness under the 1940 Act.


Asset Maintenance............       The Company must maintain Eligible Assets
                                    having an aggregated Discounted Value at least equal to the MMP Shares Basic
                                    Maintenance Amount as of each Valuation
                                    Date. The Company also must maintain asset coverage for the MMP Shares on a non-discounted basis of at least 200% as of the last business day of each month (the
                                    "1940 Act MMP Shares Asset Coverage"). See
                                    "Rating Agency Guidelines."

                                    The Discount Factors and guidelines for
                                    calculating the Discounted Value of the
                                    Company's portfolio for purposes of
                                    determining whether the MMP Shares Basic
                                    Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Company's receipt from Moody's and Fitch of the "Aa2" and "AA" Credit Ratings, respectively, with respect to the Series II MMP Shares on their Original Issue Date.


                                    The Company estimates that on the Original
                                    Issue Date, the 1940 Act MMP Shares Asset
                                    Coverage, based on the composition of its portfolio as of May 31, 2005, after giving effect to the issuance of the Series II MMP Shares offered hereby ($35,000,000) and the deduction of the sales load and estimated offering expenses for Series II MMP Shares ($577,050), will be 274%.


                                    In addition, the Company must maintain asset coverage requirements imposed in connection with Tortoise Notes and there may be additional asset coverage requirements imposed in connection with other Borrowings, if any.

Redemption...................       Although the Company ordinarily will not
                                    redeem MMP Shares, it may be required to redeem MMP Shares if, for example, the Company does not meet an asset coverage ratio required by law or in order to correct a failure to meet Rating Agency Guidelines in a timely manner. The Company may voluntarily redeem MMP Shares in certain circumstances. See "Description of Money
                                    Market Cumulative Preferred
                                    Shares--Redemption."

Liquidation Preference.......       The liquidation preference of the Series II
                                    MMP Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of Money

                                    Market Cumulative Preferred
                                    Shares--Liquidation Rights."

Voting Rights....................   Except as otherwise indicated, holders of
                                    MMP Shares have one vote per share and vote together with holders of common stock as a single class.

                                    The 1940 Act requires that the holders of the MMP Shares and any other preferred stock voting as a separate class have the right to elect two directors of the Company at all times. The holders of outstanding common stock and preferred stock, including MMP Shares, voting together, shall elect the remainder. However, upon the Company's failure to pay dividends on preferred stock in an amount equal to two full years of dividends, the holders of preferred stock have the right to elect, as a class, the smallest number of additional directors as shall be necessary to assure that a majority of the directors has been elected by the holders of preferred stock. The terms of the additional directors shall end when the Company pays or provides for all accumulated and unpaid dividends. See "Description of Money Market Cumulative Preferred Shares--Voting Rights."

Investment Objective and
Principal Investment
Strategies...................       The Company's investment objective is to
                                    seek a high level of total return with an emphasis on current distributions to stockholders. There is no assurance that the Company will attain its investment objective. See "Investment Objective and
                                    Principal Investment Strategies" and "Risk
                                    Factors."

                                    Under normal circumstances, the Company
                                    invests at least 90% of its total assets
                                    (including assets obtained through leverage) in securities of energy infrastructure companies, and invests at least 70% of its total assets in equity securities of MLPs. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company invests solely in energy infrastructure companies organized in the United States. All publicly traded companies in which the Company invests have an equity market capitalization greater than $100 million.

                                    MLP Securities. The Company invests
                                    primarily in equity securities of MLPs,
                                    which currently consist of the following instruments: common units, convertible subordinated units, I-Shares and limited liability company ("LLC") common units. As of the date of this Prospectus, almost all MLP common units, I-Shares and LLC common units in which the Company invests are listed and traded on the NYSE, American Stock Exchange ("AMEX") or NASDAQ National Market. The Company also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded, and typically are purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares.


                                    MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions ("MQD"), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible to common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares typically are issued by a limited liability company that owns an interest in and manages an MLP. An I-Share issuer's assets consist solely of MLP I-units and therefore I-Shares represent an indirect investment in MLPs, I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. The Company invests in I-Shares only if it believes it will have adequate cash to satisfy its distribution targets.


                                    Recently, some energy infrastructure
                                    companies in which the Company may invest have been organized as LLCs. Such companies are treated in the same manner as MLPs for federal income tax purposes and, unless otherwise noted, the term MLP includes all entities that are treated in the same manner as MLPs for federal income tax purposes regardless of their form of organization. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. These common units possess characteristics similar to those of MLP common units, as discussed in more detail below. See "Investment Objectives and Principal Investment

                                    Strategies - Investment Securities - Limited
                                    Liability Company Common Units."

                                    Other Securities. Although the Company also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the dividends from equity securities from such corporations typically do not meet the Company's investment objective. The Company also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

                                    Nonfundamental Policies. The Company has adopted the following additional nonfundamental investment policies:

                                    o        The Company may invest up to 30% of
                                             its total assets in restricted
                                             securities, primarily through
                                             direct placements. Subject to this
                                             policy, the Company may invest
                                             without limitation in illiquid
                                             securities. The types of direct
                                             placements that the Company may
                                             purchase consist of MLP convertible
                                             subordinated units, MLP common
                                             units and securities of private
                                             energy infrastructure companies
                                             (i.e., non-MLPs). Investments in
                                             private companies that do not have
                                             any publicly traded shares or units
                                             outstanding are limited to 5% of
                                             total assets.

                                    o        The Company may invest up to 25% of
                                             its total assets in debt securities
                                             of energy infrastructure companies,
                                             including securities rated below
                                             investment grade (commonly referred
                                             to as "junk bonds"). Below
                                             investment grade debt securities
                                             will be rated at least B3 by
                                             Moody's and at least B- by Standard
                                             & Poor's Ratings Group ("S&P") at
                                             the time of purchase, or comparably
                                             rated by another statistical rating
                                             organization or if unrated,
                                             determined to be of comparable
                                             quality by the Adviser.

                                    o        The Company will not invest more
                                             than 10% of total assets in any
                                             single issuer.

                                    o        The Company will not engage in
                                             short sales.

                                    The Company may change its nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least

                                    90% of its total assets in energy
                                    infrastructure companies requires 60 days' prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply only at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. The term total assets includes assets obtained through leverage for the purpose of each investment restriction. The Company may deviate temporarily from its nonfundmental investment policies pending investment of the leverage proceeds. Pending receipt of the leverage proceeds of this offering, the Board of Directors has approved an interim policy permitting investments in a single issuer in excess of 10% of total assets under limited circumstances (but not exceeding 12%). The interim policy will terminate upon the receipt of the proceeds of Series II MMP Shares.


                                    Under adverse market or economic conditions or pending investment of leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.


Hedging Transactions.........       The Company currently uses, and may in the
                                    future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure.
                                    The Company has entered into interest rate swap transactions intended to hedge the Company's interest payment obligations under currently outstanding Series A, Series B and
                                    Series C Tortoise Notes against material increases in interest rates through June
                                    2011 with respect to Series A and Series B
                                    Tortoise Notes and through April 2014 with respect to Series C Tortoise Notes. The
                                    Company's dividend payment obligations under the currently outstanding Series I MMP
                                    Shares remain unhedged as of the date of this Prospectus. The

                                    Company does not intend to hedge interest rate risk of its portfolio holdings. Interest rate transactions that the Company may use for hedging purposes may expose the Company to certain risks that differ from the risks associated with its portfolio holdings. See "Investment Objective and Principal Investment Strategies - Hedging Transactions" and "Risk Factors - General Risks of Investing in the Company - Hedging Risk."


Leverage.....................       The Company intends to issue Series II MMP
                                    Shares in an amount representing
                                    approximately 5% of its total assets,
                                    which, together with already outstanding
                                    Tortoise Notes and MMP Shares, will
                                    represent approximately 33% of its total assets, as of May 31, 2005 (including the proceeds of Series II MMP Shares). The
                                    Company intends to use leverage proceeds primarily for investment purposes. The
                                    Company may leverage through other
                                    borrowings, including the issuance of
                                    additional series of Tortoise Notes or
                                    through commercial paper. The Company also may leverage through the issuance of additional series of MMP Shares. The timing and terms of any leverage transactions will be determined by the Company's Board of Directors. Throughout this Prospectus,
                                    Tortoise Notes, commercial paper or other borrowings, are collectively referred to as "Borrowings." Payments to holders of MMP
                                    Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including
                                    Borrowings.


Risks........................       The following discussion summarizes the
                                    principal risks that you should consider before investing in MMP Shares and the Company. For additional information about the risks associated with MMP Shares and the Company, see "Risk Factors."

                                    Risks of MMP Shares. The primary risks of investing in MMP Shares are as follows:

                                    Interest Rate Risk. MMP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividends on the MMP Shares may rise so that the amount of dividends due to holders of MMP Shares would exceed the Distributable Cash Flow (as defined below) by the Company's portfolio securities. This might require that the Company sell portfolio securities at a time when it would otherwise not do so, which may affect adversely the Company's future ability to generate cash flow. In addition, rising market interest rates could impact negatively the value of the Company's investment portfolio, reducing the amount of assets serving as asset coverage for the MMP Shares.

                                    Auction Risk. You may not be able to sell your MMP Shares at an Auction if the Auction fails; that is, if there are more MMP Shares offered for sale than there are buyers for those MMP Shares. Also, if you place hold orders (orders to retain MMP Shares) at an Auction only at a specified rate, and the bid rate exceeds the rate set at the Auction, you will not retain your MMP Shares. Finally, if you buy MMP Shares or elect to retain MMP Shares without specifying a rate below which you would not wish to buy or continue to hold those MMP Shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your MMP Shares than the market rate of interest. See "Description of Money Market Cumulative Preferred Shares" and "The Auction - Auction Procedures."


                                    Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your MMP Shares, or you may not be able to sell them for the liquidation preference plus accumulated dividends. If the Company has designated a Special Dividend Period (a dividend period other than twenty-eight (28) days for Series II MMP Shares), changes in interest rates could affect the price you would receive if you sold your MMP Shares in the secondary market. Lehman Brothers Inc., Stifel, Nicolaus & Company, Incorporated and broker-dealers that maintain a secondary trading market for MMP Shares are not required to maintain this market and the Company has no control over the establishment or maintenance of this market. The Company is not required to redeem MMP Shares if an Auction or an attempted secondary market sale fails. MMP Shares are not listed on an exchange or automated quotation system. If you sell your MMP Shares to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction.


                                    Senior Leverage Risk. The Series II MMP
                                    Shares will be junior to Tortoise Notes and any other Borrowings in liquidation and with respect to distribution rights, and will rank on a parity with currently outstanding MMP Shares. The Tortoise Notes and any other Borrowings may constitute a substantial lien and burden on MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in liquidation. The Company may not be permitted to declare dividends or other distributions with respect to any series of MMP Shares unless at the time thereof the Company meets certain asset coverage requirements and the payment of principal and interest is not in default with respect to the Tortoise Notes or any other Borrowings.

                                    Ratings and Asset Coverage Risk. While
                                    Moody's and Fitch have assigned ratings of "Aa2" and "AA," respectively, to Series I MMP Shares and are expected to assign such ratings to Series II MMP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MMP Shares. A rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade MMP Shares, which may make your securities less liquid at an Auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the ratings assigned to MMP Shares, the Company may alter its portfolio or redeem MMP Shares. The Company may voluntarily redeem MMP Shares under certain circumstances. See "Description of Money Market Cumulative Preferred Shares-Redemption."

                                    Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or "real" value of your MMP Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MMP Shares and the dividend payable to holders of MMP Shares declines. In an inflationary period, however, it is expected that, through the Auction process, dividend rates would increase, tending to offset this risk. See "Risk Factors - Risks of Investing in the MMP Shares - Inflation Risk."


                                    Company Risks. The Company's net asset
                                    value, its ability to pay dividends and the liquidation preference on MMP Shares, and its ability to meet asset coverage requirements depends on the performance of the Company's investment portfolio. The performance of the Company's investment portfolio is subject to a number of risks, including the following:


                                    Concentration Risk. The Company intends to concentrate its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. The primary risks inherent in the energy infrastructure industry include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure, (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows, (3) energy infrastructure assets deplete over time and must be replaced, and (4) a rising interest rate environment could increase an MLP's cost of capital.

                                    Nondiversification Risk. The Company is a nondiversified investment company under the 1940 Act, and it is not a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, there are no limits under the 1940 Act or Internal Revenue Code with respect to the number or size of issuers held by the Company.

                                    Liquidity Risk. Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when the Company believes it is desirable to do so, may restrict the ability of the Company to take advantage of other opportunities, and may be more difficult to value.

                                    Valuation Risk. The Company may invest up to 30% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely the ability of the Company to determine net asset value. The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than the Company's most recent valuations.

                                    Leverage Risk. Subject to limits imposed by the 1940 Act and the Rating Agency Guidelines, the Company may increase its leverage above the amount estimated after issuance of the Series II MMP Shares. The Company intends to use leverage primarily for investment purposes. The Company's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

                                    See "Risk Factors--General Risks of
                                    Investing in the Company" for a more
                                    detailed discussion of these risks and other risks of investing in the Company.

Tax Status of Company........       Unlike most investment companies, the
                                    Company has not elected to be treated as a regulated investment company under the
                                    Internal Revenue Code. Therefore, the
                                    Company is obligated to pay federal and
                                    applicable state corporate taxes on its
                                    taxable income. On the other hand, the
                                    Company is not subject to the
                                    diversification rules applicable to
                                    regulated investment companies. Under
                                    current federal income tax law, the
                                    diversification rules limit the amount that regulated investment companies may invest directly in MLPs to 25% of the value of their total assets. In addition, unlike regulated investment companies, the Company is not effectively required by the Internal
                                    Revenue Code to distribute substantially all of its income and capital gains.

Taxation of MMP
Distributions................       Dividends with respect to MMP Shares from
                                    the Company's earnings and profits allocated to such shares generally will be taxed as ordinary income, but may qualify for the dividends received deduction for corporate stockholders or for treatment as "qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate stockholders. Distributions in excess of the Company's allocable earnings and profits, if any, will first reduce a stockholder's adjusted tax basis in his or her MMP Shares, and, after such adjusted basis is reduced to zero, will be treated as gain from the sale or exchange of such MMP Shares. Because the Company will invest a substantial portion of its assets in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that dividends payable on MMP Shares could exceed earnings and profits, which would be treated as a tax-free return of capital and gain from the sale or exchange of MMP Shares, as described above. See "Federal Income Tax Matters."

Auction Agent................       Bank of New York will serve as Auction
                                    Agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to MMP Shares.

Book-Entry Only..............       Except as described herein, investors in MMP
                                    Shares will not receive certificates
                                    representing ownership of their shares.
                                    Ownership of MMP Shares will be maintained in book-entry form by the Securities
                                    Depository or its nominee for the account of the investor's Agent Member. The investor's
                                    Agent Member, in turn, will maintain records of the investor's beneficial ownership of MMP Shares. Accordingly, references in this Prospectus to an investor's investment in or purchase, sale or ownership of MMP Shares are to purchases, sales or ownership of those shares by Beneficial Owners.

                                    Dividends on the MMP Shares will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute the dividends in same-day funds to Agent Members, who are in turn expected to distribute the dividends to the person for whom they are acting as agent in accordance with the instructions of that person. See "Description of Money Market Cumulative Preferred Shares-Dividends and Dividend Periods."

                              FINANCIAL HIGHLIGHTS

         Information contained in the table below under the headings "Per Common Share Data" and "Supplemental Data and Ratios" shows the audited operating performance of the Company from commencement of investment operations on February 27, 2004 through the end of its fiscal year on November 30, 2004, and the unaudited operating performance of the Company for the six months ended
May 31, 2005. Except when noted, the information in this table is derived from the Company's financial statements audited by Ernst & Young, LLP, whose report is contained in the Statement of Additional Information and is available from the Company.

                                                                                                   PERIOD FROM
                                                                             SIX MONTHS            FEBRUARY 27,
                                                                                ENDED            2004(1) THROUGH
                                                                             MAY 31, 2005         NOVEMBER 30,
                                                                              (UNAUDITED)              2004
                                                                             ------------        ---------------
PER COMMON SHARE DATA(2)
   Net asset value, beginning of period                                         $26.53               $   --
      Public offering price                                                         --                25.00
      Underwriting discounts and offering costs on initial public
        offering                                                                    --                (1.17)
      Underwriting discounts and offering costs on issuance of
        preferred stock                                                             --                (0.06)
      Premiums and underwriting discounts and offering costs on
        secondary offering(7)                                                       --                   --
   Income (loss) from investment operations:
      Net investment loss                                                        (0.11)               (0.03)
      Net realized and unrealized gain on investments                             2.25                 3.77
                                                                                ------               ------
        Total increase from investment operations                                 2.14                 3.74
                                                                                                     ------
   Less dividends to preferred stockholders:
      Net investment income                                                         --                   --
      Return of capital                                                          (0.03)               (0.01)
                                                                                ------               ------
        Total dividends to preferred stockholders                                (0.03)               (0.01)
                                                                                ------               ------
   Less dividends to common stockholders:
      Net investment income                                                         --                   --
      Return of capital                                                          (0.89)               (0.97)
                                                                                ------               ------
        Total dividends to common stockholders                                   (0.89)               (0.97)
                                                                                ------               ------
   Net asset value, end of period                                               $27.75               $26.53
                                                                                ======               ======
   Per share common share market value, end of period                           $28.33               $27.06

   Total investment return based on market value(3)                               8.02%               12.51%

                                       18

                                                                                                   PERIOD FROM
                                                                             SIX MONTHS            FEBRUARY 27,
                                                                                ENDED            2004(1) THROUGH
                                                                             MAY 31, 2005         NOVEMBER 30,
                                                                              (UNAUDITED)              2004
                                                                             ------------        ---------------
SUPPLEMENTAL DATA AND RATIOS
   Net assets applicable to common stockholders, end of period
      (000's)                                                                  $410,284              $336,553
   Ratio of expenses to average net assets before waiver:(4)(6)(8)                 2.75%                 2.01%
   Ratio of expenses to average net assets after waiver:(4)(6)(8)                  2.40%                 1.73%
   Ratio of expenses, without regard to non-recurring organizational
      expenses, to average net assets before waiver:(4)(6)                         2.75%                 1.90%
   Ratio of expenses, without regard to non-recurring organizational
      expenses, to average net assets after waiver:(4)(6)                          2.40%                 1.62%
   Ratio of net investment loss to average net assets before waiver:(4)(6)        (1.17)%               (0.45)%
   Ratio of net investment loss to average net assets after waiver:(4)(6)         (0.82)%               (0.17)%
   Portfolio turnover rate                                                         3.51%                 1.39%
   Tortoise Auction Rate Senior Notes, end of period (000's)                   $165,000              $110,000
   Tortoise Preferred Stock, end of period (000's)                             $ 35,000              $ 35,000
   Per common share amount of borrowings outstanding at end of period          $  11.16              $   8.67
   Per common share amount of net assets, excluding borrowings, at
      end of period                                                            $  38.91              $  35.21
   Asset coverage, per $1,000 of principal amount of auction rate senior notes
      Series A                                                                 $  3,699              $  4,378
      Series B                                                                 $  3,699              $  4,378
      Series C                                                                 $  3,699                    --
   Asset coverage, per $25,000 liquidation value per share of
      preferred stock                                                          $318,060              $265,395
   Asset coverage ratio of auction rate senior notes(5)                             370%                  438%
------------------------------------

(1)      Commencement of operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)      Annualized for periods less than one full year.
(5) Represents value of total assets less all liabilities and indebtedness not represented by Auction rate senior notes and MMP Shares at the end of the period divided by Auction rate senior notes outstanding at the end of the period.
(6) The expense ratios and net investment ratios do not reflect the effect of dividend payments to preferred stockholders.
(7) The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share.
(8) The ratios of expenses to average net assets do not include deferred income taxes. Had deferred income taxes been incorporated, the expense ratios would have been as follows:

                                 2005   2004
                                 ----   ----
                Before waiver    2.22%  1.94%
                After waiver     1.87%  1.66%



         The following table sets forth information about the Company's outstanding senior securities as of May 31, 2005:



                                      TOTAL PRINCIPAL   ASSET COVERAGE    ASSET COVERAGE          AVERAGE FAIR VALUE
                                    AMOUNT/LIQUIDATION  PER $1,000 OF   PER SHARE ($25,000           PER $25,000
                                        PREFERENCE        PRINCIPAL        LIQUIDATION            DENOMINATION OR PER
TITLE OF SECURITY                      OUTSTANDING         AMOUNT          PREFERENCE)               SHARE AMOUNT*
-----------------                   ------------------  --------------  ------------------        -------------------
Tortoise Notes
   Series A                            $60,000,000         $3,699                                       $25,000
   Series B                            $50,000,000         $3,699                                       $25,000
   Series C                            $55,000,000         $3,699                                       $25,000
 Series I Money Market
   Cumulative Preferred
   Shares (1,400 MMP
   Shares)                             $35,000,000                             $318,060                 $25,000
------------------------------------

* Fair value of the Series A, Series B and Series C Tortoise Notes and Series I MMP Shares approximates the principal amount and liquidation preference, respectively, because interest and dividend rates payable on the Series A, Series B and Series C Tortoise Notes and Series I MMP Shares are determined at auctions and fluctuate with changes in current market interest rates.


                                 USE OF PROCEEDS


         As of May 31, 2005, the Company had invested over 96% of its total investment portfolio in securities of energy infrastructure companies. The net proceeds of the offering of Series II MMP Shares will be approximately $34,422,950 after payment of the sales load and estimated offering costs. The Company anticipates that it will be able to invest the net proceeds of this offering in securities of energy infrastructure companies that meet the Company's investment objective and policies as described under "Investment Objective and Principal Investment Strategies" within approximately three months after the completion of the offering. Because of the investment opportunities presented by restricted MLP securities and the limited trading volume of certain publicly traded MLP securities, the Company often relies on direct placements to acquire portfolio securities. To the extent direct placement opportunities are not available, the Company would have to acquire such securities in the open market, which could take longer than the three-month period following this offering. Pending the investment in securities that meet the Company's investment objective, it is anticipated that the proceeds will be invested in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.



                                 CAPITALIZATION

         The following table sets forth the capitalization of the Company as of May 31, 2005, and as adjusted to give effect to the issuance of the Series II MMP Shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

                                                                                    ACTUAL           AS ADJUSTED

                                                                                  ------------       ------------
                                                                                           (UNAUDITED)
LONG-TERM DEBT:
   Tortoise Notes, denominations of $25,000 or any multiple thereof*              $165,000,000       $ 165,000,000

PREFERRED STOCK OUTSTANDING:
   MMP Shares, $.001 par value per share, $25,000 stated value per share at liquidation; 1,400 shares issued and 2,800 shares
      issued, as adjusted, respectively*.................................         $ 35,000,000       $  70,000,000

COMMON STOCKHOLDERS' EQUITY:
   Common Stock, $.001 par value per share; 14,787,324 shares issued
      and outstanding*...................................................         $     14,787       $      14,787
   Additional paid-in capital............................................         $330,617,461**     $ 330,040,411***
   Accumulated net investment loss, net of deferred tax benefit..........         $ (1,898,492)      $  (1,898,492)
   Undistributed net realized gain, net of deferred tax expense..........         $ (2,399,443)      $  (2,399,443)
   Net unrealized gain on investments and interest rate swap contracts,
      net of deferred tax expense........................................         $ 79,151,266       $  79,151,266
                                                                                  ------------       -------------
   Net assets applicable to common stock.................................         $410,284,465       $ 409,707,415
------------------------------------

* None of these outstanding shares/notes are held by or for the account of the Company.
** Reflects return of capital distributions to common stockholders and dividends to preferred stockholders in the aggregate of approximately $26 million.
*** As adjusted, additional paid-in capital reflects the proceeds of all issuances of the common stock ($374,534,887) less $0.001 par value per share of common stock ($14,787) and the offering costs related to the issuance of common shares in the amount of $1.16 per share of common stock ($17,148,853), less return of capital distributions to common stockholders and dividends to preferred stockholders in the aggregate of approximately $26 million, less the offering costs related to the prior issuances of preferred stock and less the estimated offering costs related to preferred stock for this offering in the amount of $1,144,335.




                                   THE COMPANY


         The Company is a nondiversified, closed-end management investment company registered under the 1940 Act that commenced operations on February 27, 2004. The Company was organized as a Maryland corporation on October 30, 2003, pursuant to a charter (the "Charter") governed by the laws of the State of Maryland. On February 27, 2004, the Company issued an aggregate of 11,000,000 shares of common stock, par value $0.001 per share, in an initial public offering. On March 23, 2004 and April 8, 2004, the Company issued an additional 1,100,000 shares of common stock and 500,000 shares of common stock, respectively, in connection with the partial exercises by the underwriters of their over-allotment option. On July 15, 2004, the Company issued $110,000,000 aggregate principal amount of Series A and Series B Tortoise Notes. On September 16, 2004, the Company issued 1,400 Series I MMP Shares, liquidation preference $25,000 per share ($35,000,000 aggregate liquidation preference). On December 22, 2004, the Company issued an additional 1,755,027 shares of common stock in a registered offering to the public. On January 25, 2005, the Company issued 263,254 additional shares of common stock pursuant to the exercise by the underwriters of their over-allotment option. On April 11, 2005, the Company issued Series C Tortoise Notes in an aggregate principal amount of $55,000,000. As of May 31, 2005 the company had net assets of $410,284,465 attributable to the Company's common stock. The Company's common stock is listed on the NYSE under the symbol "TYG." The Company's principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210 and its telephone number is (913) 981-1020.

         The following provides information about the Company's outstanding securities as of May 31, 2005:




                                                                                       AMOUNT
                                                                                    HELD BY THE
                                                                                     COMPANY OR
                                                                      AMOUNT            FOR            AMOUNT
                         TITLE OF CLASS                             AUTHORIZED      ITS ACCOUNT      OUTSTANDING
--------------------------------------------------------------      ----------      -----------      -----------
Shares of Common Stock........................................      100,000,000           0           14,787,324
Tortoise Notes
   Series A...................................................      $60,000,000           0          $60,000,000
   Series B...................................................      $50,000,000           0          $50,000,000
   Series C...................................................      $55,000,000           0          $55,000,000
Preferred Stock                                                      10,000,000
   Series I MMP Shares........................................          --                0                1,400

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE


         The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company invests regardless of the tax character of the distributions. The Company seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of MLPs. Similar to the federal income tax characterization of cash distributions made by MLPs to its unit holders, the Company believes that its common stockholders will have relatively high levels of deferred taxable income associated with cash distributions made by the Company to stockholders.


ENERGY INFRASTRUCTURE INDUSTRY

         The Company concentrates its investments in the energy infrastructure sector. The Company pursues its objective by investing principally in a portfolio of equity securities issued by MLPs. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the Statement of Additional Information.

         Energy Infrastructure Companies. For purposes of the Company's policy of investing 90% of total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its gross income from "Qualifying Income" under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from the provision of services directly related to the generation of Qualifying Income. Qualifying Income is defined as including any income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

         Energy infrastructure companies (other than most pipeline MLPs) do not operate as "public utilities" or "local distribution companies," and therefore are not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could affect adversely profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

         Master Limited Partnerships. Under normal circumstances, the Company invests at least 70% of its total assets in equity securities of MLPs that each year derive at least 90% of their gross income from Qualifying Income and are taxed as partnerships, thereby eliminating federal income tax at the entity level. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership's existence and then only convert to common if certain financial tests are met.

         As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

         Energy infrastructure MLPs in which the Company invests generally can be classified in the following categories:

                  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses, such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

                  Processing MLPs are gatherers and processors of natural gas, as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

                  Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

                  Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

         Although the Company also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the equity dividends from such corporations typically do not meet the Company's investment objective. The Company also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

INVESTMENT PROCESS

         Under normal circumstances, the Company invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by the Adviser's in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. All of the public energy infrastructure companies in which the Company will invest are expected to have a market capitalization greater than $100 million.

INVESTMENT POLICIES

         The Company seeks to achieve its investment objective by investing primarily in securities of MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. The Company also may invest in other securities set forth below if the Adviser expects to achieve the Company's objective with such investments.

         The Company's policy of investing at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days' prior written notice of any change.

         The Company has adopted the following additional nonfundamental policies:

         o Under normal circumstances, the Company invests at least 70% and up to 100% of its total assets in equity securities issued by MLPs. Equity units currently consist of common units, convertible subordinated units, and pay-in-kind units.

         o The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. Subject to this policy, the Company may invest without limitation in illiquid securities. The types of restricted securities that the Company may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of private companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

         o The Company may invest up to 25% of its total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

         o The Company will not invest more than 10% of its total assets in any single issuer.

         o        The Company will not engage in short sales.


         Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. The Company may temporarily deviate from its nonfundamental investment policies pending investment of the leverage proceeds. Pending receipt of the leverage proceeds, the Board of Directors has approved an interim policy permitting investments in a single issuer in excess of 10% of total assets under limited circumstances (but not exceeding 12%). The interim policy will terminate upon the receipt of the proceeds of this offering.


INVESTMENT SECURITIES

         The types of securities in which the Company may invest include, but are not limited to, the following:

         Equity Securities of MLPs. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, I-Shares and common units of LLCs. The table below summarizes the features of these securities, and a further discussion of these securities follows.


                                                                     CONVERTIBLE
                                       COMMON UNITS              SUBORDINATED UNITS
                                    (FOR MLPS TAXED AS           (FOR MLPS TAXED AS
                                     PARTNERSHIPS)(1)               PARTNERSHIPS)                  I-SHARES
                                    ------------------           ------------------       ---------------------------
VOTING RIGHTS..............     Limited to certain           Same as common units         No direct MLP voting rights
                                significant decisions; no
                                annual election of
                                directors

DIVIDEND PRIORITY..........     First right to minimum       Second right to MQD; no      Equal in amount and
                                quarterly distribution       arrearage rights             priority to common units
                                ("MQD") specified in                                      but paid in additional
                                Partnership Agreement;                                    I-Shares at current market
                                arrearage rights                                          value of I-Shares

DIVIDEND RATE..............     Minimum set in Partnership   Equal in amount to common    Equal in amount to common
                                Agreement; participate pro   units; participate pro       units
                                rata with subordinated       rata with common units
                                after both MQDs are met      above the MQD

TRADING....................     Listed on NYSE, AMEX and     Not publicly traded          Listed on NYSE
                                NASDAQ National Market

                                       26

                                                                     CONVERTIBLE
                                       COMMON UNITS              SUBORDINATED UNITS
                                    (FOR MLPS TAXED AS           (FOR MLPS TAXED AS
                                     PARTNERSHIPS)(1)               PARTNERSHIPS)                  I-SHARES
                                    ------------------           ------------------       ---------------------------

FEDERAL INCOME                  Ordinary income to the       Same as common units         Full distribution treated
    TAX TREATMENT..........     extent of taxable income                                  as return of capital;
                                allocated to holder;                                      since distribution is in
                                tax-free return of capital                                shares, total basis is not
                                thereafter to extent of                                   reduced
                                holder's basis; remainder
                                as capital gain

TYPE OF INVESTOR...........     Retail; creates unrelated    Same as common units         Institutional; does not
                                business taxable income                                   create unrelated business
                                for tax-exempt investor;                                  taxable income; qualifying
                                investment by regulated                                   income for regulated
                                investment companies                                      investment companies
                                limited to 25% of total
                                assets

LIQUIDITY PRIORITY.........     Intended to receive return   Second right to return of    Same as common units
                                of all capital first         capital; pro rata with       (indirect right through
                                                             common units thereafter      I-share issuer)

CONVERSION RIGHTS..........     None                         One-to-one ratio into        None
                                                             common units
------------------------------------

(1) Recently, some energy infrastructure companies in which the Company may invest have been organized as limited liability companies ("LLCs"). Such companies are treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics as those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

         MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have a right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

         Limited Liability Company Common Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as limited liability companies ("LLCs"). Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC's success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have a right to the LLC's remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

         In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

         MLP Convertible Subordinated Units. MLP convertible subordinated units typically are issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase convertible subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units.

         MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units; however, the MLP does not allocate income or loss to the I-Share issuer. Distributions by MLPs to I-unit holders are made in the form of additional I-units generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations.

         Debt Securities. The Company may invest up to 25% of its total assets in debt securities of energy infrastructure companies, including securities rated below investment grade. The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that the Company invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

         Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser's research and credit analysis is an especially important part of managing securities

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

of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         Restricted Securities. The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

         Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the "1933 Act"). MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

         Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

USE OF LEVERAGE


         The Company intends to leverage by using Borrowings and by issuing MMP Shares. The aggregate amount of leverage (including the issuance of Series II MMP Shares) will be approximately 33% of the Company's total assets, as of May 31, 2005. The amount of outstanding Borrowings and MMP Shares may vary with prevailing market or economic conditions. The timing and terms of any additional leverage transactions will be determined by the Company's Board of Directors. Leverage entails special risks. See "Risk Factors--General Risks of Investing in the Company--Leverage Risk." The management fee paid to the Adviser will be calculated on the basis of the Company's Managed Assets (which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used.


         The Company reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or to issue other senior securities in order to maintain or increase the Company's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Company and third parties.

HEDGING TRANSACTIONS


         In an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure, the Company currently uses, and may in the future use, interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company's variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, the Company's use of interest rate transactions could affect the Company's ability to make required interest payments on the Tortoise Notes or dividend payments on MMP Shares. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage.

         The Company has entered into interest rate swap transactions intended to hedge against the Company's interest payment obligations under the outstanding Series A, Series B and Series C Tortoise Notes against material increases in interest rates through June 2011 with respect to Series A and Series B Tortoise Notes and through April 2014 with respect to Series C Tortoise Notes. The Company's dividend payment obligations under the Series I MMP Shares remain unhedged as of the date of this Prospectus.


CONFLICTS OF INTEREST

         Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Company has no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for the Company which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company.


         The Adviser also serves as investment adviser to Tortoise Energy Capital Corporation ("TYY"), a recently organized, nondiversified, closed-end investment management company, and managed accounts that invest in MLPs. TYY, which commenced operations on May 31, 2005, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of the Company and other investment companies or accounts managed by the Adviser, the Company may compete with such companies or accounts for the same investment opportunities.

         The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Company and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Company will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the future performance of the Company and other investment companies and accounts managed by the Adviser may vary.

         Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for its other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company's position; or (2) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position. The Company's investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

         Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in negotiated private placements of securities. The Company and the Adviser have applied to the SEC for exemptive relief to permit the Company and its affiliates to make such investments. There is no assurance that the requested relief will be granted by the SEC. Unless and until the Company and the Adviser obtain an exemptive order, the Company will not co-invest with its affiliates in negotiated private placement transactions. Until the Company and the Adviser receive exemptive relief, the Adviser will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client's available cash and its investment objectives.


         The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Company.

PORTFOLIO TURNOVER


         The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through November 30, 2004, the Company's actual portfolio turnover rate was 1.39%. From the six months ended May 31, 2005, the portfolio turnover rate was 3.51%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's tax liability and thereby lower the amount of after-tax cash available for the payment of dividends. In addition, high portfolio turnover may increase the Company's current and accumulated earnings and profits, resulting in a greater portion of the Company's distributions being treated as taxable dividends for federal income tax purposes. See "Federal Income Tax Matters."

                                  RISK FACTORS

         Risk is inherent in all investing. Investing in any investment company security, like the MMP Shares, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MMP Shares.

RISKS OF INVESTING IN MMP SHARES

         Interest Rate Risk. The MMP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the MMP Shares may rise so that the amount of dividends payable to holders of MMP Shares would exceed the amount of income from the Company's portfolio securities. This might require the Company to sell portfolio securities at a time when it otherwise would not do so, which may affect adversely the Company's future ability to generate cash flow. While the Company may manage this risk by entering into interest rate transactions, there is no guarantee this strategy will be implemented or will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of the Company's investment portfolio comprised of debt securities, reducing the amount of assets serving as asset coverage for the MMP Shares.

         Auction Risk. You may not be able to sell your MMP Shares at an Auction if the Auction fails; that is, if there are more MMP Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain MMP Shares) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your MMP Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of Money Market Cumulative Preferred Shares" and "The Auction--Auction Procedures."


         Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for the liquidation preference plus accumulated dividends. If the Company has designated a Special Dividend Period (a dividend period other than twenty-eight (28) days for Series II MMP Shares), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Lehman Brothers Inc., Stifel, Nicolaus & Company, Incorporated and broker-dealers that maintain a secondary trading market for MMP Shares are not required to maintain this market and the Company has no control over the establishment or maintenance of this market. The Company is not required to redeem shares if an Auction or an attempted secondary market sale fails. MMP Shares are not registered on a stock exchange or the automated quotation system. If you sell your MMP Shares to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction.


         Senior Leverage Risk. The Series II MMP Shares will be junior to Tortoise Notes and any other Borrowings in liquidation and with respect to distribution rights, and will rank on a parity with any outstanding MMP Shares, including Series I MMP Shares. Because the Company has outstanding Tortoise Notes, the Company is prohibited from declaring, paying or making any dividends or distributions on any series of MMP Shares unless it satisfies certain conditions. The Company also will be prohibited from declaring, paying or making any dividends or distributions on common stock unless it satisfies certain conditions. See "Description of Money Market Cumulative Preferred Shares--Restrictions on Dividend, Redemption and Other Payments."

         The outstanding Tortoise Notes (or any other Borrowings) may constitute a substantial burden on the MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in liquidation. The Company may not be permitted to declare dividends or other distributions, including with respect to any series of MMP Shares, or purchase or redeem shares, including MMP Shares, unless (1) at the time thereof the Company meets certain asset coverage requirements and (2) there is no event of default under the Tortoise Notes (or any other Borrowing) that is continuing. See "Description of Money Market Cumulative Preferred Shares--Restrictions on Dividend and Other Payments." In the event of a default under the Tortoise Notes, the holders of Tortoise Notes have the right to accelerate the maturity of the Tortoise Notes and the trustee may institute judicial proceedings against the Company to enforce the rights of holders of Tortoise Notes.

         Ratings and Asset Coverage Risk. While Moody's and Fitch have assigned ratings of "Aa2" and "AA" respectively, to Series I MMP Shares and are expected to assign such ratings to Series II MMP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MMP Shares. A rating agency could downgrade MMP Shares, which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the ratings assigned to MMP Shares, the Company may be required to alter its portfolio or redeem MMP Shares. The Company may voluntarily redeem MMP Shares under certain circumstances. See "Rating Agency Guidelines" for a description of the asset maintenance tests and other requirements the Company must meet.

         Due to the Company's issuance of Tortoise Notes, which constitute senior securities representing indebtedness, as defined in the 1940 Act, the value of the Company's total assets, less all liabilities and indebtedness of the Company not represented by such Tortoise Notes, must be at least equal to 300% of the aggregate principal value of such Tortoise Notes. Upon the issuance of any series of MMP Shares, the value of the Company's total assets, less all liabilities and indebtedness of the Company not represented by senior securities must be at least equal, immediately after the issuance of such MMP Shares, to 200% of the aggregate principal value of any Tortoise Notes and any outstanding MMP Shares.


         Because the Company expects the Series II MMP Shares to be of "investment grade" quality, asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. Because the Company has issued Tortoise Notes and Series I MMP Shares that are "investment grade," quality, asset coverage and portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act have been imposed in connection with the issuance of the ratings for the Tortoise Notes and Series I MMP Shares. In addition, restrictions may be imposed by the rating agencies on certain investment practices in which the Company may otherwise engage. Any lender with respect to any additional Borrowings by the Company may require additional asset coverage and portfolio composition provisions as well as restrictions on the Company's investment practices.


         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your MMP Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MMP Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, MMP Shares dividend rates would increase, tending to offset this risk.

         Decline in Net Asset Value Risk. A material decline in the Company's net asset value may impair the Company's ability to pay dividends and the liquidation preference on MMP Shares and to maintain required levels of asset coverage for MMP Shares. The Company intends to redeem shares of MMP Shares if necessary to comply with the asset coverage requirements.

GENERAL RISKS OF INVESTING IN THE COMPANY

         The principal risks of investing in the Company are as follows:

         Limited Operating History. The Company is a nondiversified, closed-end management investment company that commenced operations in February 2004. There is no assurance that the Company will continue to meet its investment objective.

         Delay in Use of Proceeds. Although the Company currently intends to invest the proceeds of Series II MMP Shares within approximately three months following the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Because of the investment opportunities presented by restricted MLP securities and the limited trading volume of certain publicly traded MLP securities, the Company often acquires portfolio securities through direct placements. To the extent direct placement opportunities are not available, the Company would have to acquire such securities in the open market, which could take longer than the three-month period following this offering. Due to the trading market and trading volumes for MLPs in general, it may take the Company some time to accumulate positions in certain securities. Because the market for the MLP securities may, at times, be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, it currently anticipates. Pending the investment in securities that meet the Company's investment objective, it is anticipated that the proceeds will be invested in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. A delay in the anticipated use of proceeds could lower returns and reduce the amount of cash available to make dividend payments on the MMP Shares.

         Concentration Risk. Under normal circumstances, the Company concentrates its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. Certain risks inherent in the energy infrastructure business of these types of MLPs include the following:

         o Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs' performance and distributions are directly tied to commodity prices.

         o The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

         o A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

         o A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP's ability to make distributions. Often the MLPs are dependent upon exploration and development activities by third parties. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

         o The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters such as the way in which certain MLP assets are constructed, maintained and operated and the prices they may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

         o A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

         o Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

         o Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (1) tax risks (described below), (2) limited ability to elect or remove management, (3) limited voting rights, except with respect to extraordinary transactions, and (4) conflicts of interest of the general partner including those arising from incentive distribution payments.

         Industry Specific Risk. Energy infrastructure companies are also subject to risks that are specific to the industry they serve.

                  Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth.

                  The Federal Energy Regulatory Commission ("FERC"), which regulates the amount pipeline operators may charge for their services, currently is reconsidering the rates pipeline operators may charge their customers. While it is not possible to know the outcome of this matter, a decision by the FERC to reduce the rates may adversely impact the profitability of some pipeline MLPs in which the Company invests.

                  Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

                  Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

                  Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards.

         Cash Flow Risk. The Company will derive substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Company has available to distribute to stockholders depends entirely on the ability of MLPs held by the Company to make distributions to its partners and the tax character of those distributions. The Company has no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

         Tax Risk of MLPs. The Company's ability to meet its investment objective will depend on the level of taxable income and distributions and dividends it receives from the MLPs and other securities of energy infrastructure companies in which the Company invests, a factor over which the Company has no control. The benefit the Company derives from its investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of its cash available for distribution would be reduced and the distributions the Company receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Company's ability to meet its investment objective.

         Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which the Company invests, it will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Company will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Company's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Company.


         The Company will accrue deferred income taxes for its anticipated future tax liability associated with the different treatment of MLP distributions and income allocations for book versus tax purposes, as well as for capital appreciation of its investments. Upon the Company's sale of an MLP security, the Company may be liable for previously deferred taxes. The Company will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time the Company will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.


         Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

         Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

         Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

         The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

         Leverage Risk. The Company's use of leverage through the issuance of preferred stock (including the Series II MMP Shares offered hereby) and Borrowings, including Tortoise Notes, as well as the economic leverage inherent in certain derivatives, including interest rate transactions, creates risks. There is no assurance that the Company's leveraging strategies will be successful. If the dividend rate on the MMP Shares exceeds the net rate of return on the Company's portfolio, the leverage will result in a lower net asset value than if the Company were not leveraged, and the Company's ability to pay dividends and to meet its asset coverage requirements on the MMP Shares would be reduced. In addition, to the extent that any forms of leverage used by the Company are senior to the MMP Shares, payments to holders of MMP Shares in liquidation or otherwise will be subject to the prior payment of obligations relating to such other forms of leverage. Successful use of leverage depends on the Adviser's ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

         Because the fee paid to the Adviser is calculated on the basis of Managed Assets (as defined below), the fee will be higher when leverage is used, which gives the Adviser an incentive to use leverage.

         Hedging Strategy Risk. The Company currently uses, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, the Company's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions.

         Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease the cash available to holders of common stock and/or the net assets available for coverage of MMP Shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and could result in a decline in the net assets available for coverage of the MMP Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company's cost of financial leverage.

         Competition Risk. At the time the Company completed its initial public offering in February 2004, it was the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time a limited number of other alternatives to the Company as a vehicle for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased, and future tax law changes may again increase, the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Company's ability to meet its investment objective, which in turn could adversely impact the Company's ability to make dividend payments.

         Restricted Security Risk. The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

         Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company's ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

         Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the Nasdaq National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities also are more difficult to value, and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company's capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company's ability to take advantage of other market opportunities or to dispose of securities in order to make distributions on MMP Shares.

         Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Similarly, common units acquired through direct placements will be valued based on fair value determinations as long as they are subject to restrictions on resale; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so. This may affect adversely the Company's ability to make required dividend payments on MMP Shares or to meet asset coverage requirements.

         Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company's investment in such securities means that its net asset value and market price of the Company's common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

         Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely the Company's ability to make required dividend payments on MMP Shares. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

         Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Company's net asset value and the market value of its common stock. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.


         Management Risk. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. The Adviser has been managing the Company since it began operations in February 2004. The Adviser has ten full-time employees, but also relies on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates for certain functions. Three of the five members of the investment committee are affiliates of, but not employees of, the Adviser, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities become significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel.


         Nondiversification Risk. The Company is a nondiversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company. There currently are approximately forty-seven companies presently organized as MLPs and only a limited number of these companies operate energy infrastructure assets. The Company selects MLP investments from this small pool of issuers. The Company may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with its investment objective and policies.

         Anti-Takeover Provisions. The Company's charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See "Certain Provisions in the Company's Charter and Bylaws."

         Counterparty Risk. The Company may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Company. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Company may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Company may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.


                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's day-to-day operations. The names and business addresses of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth in the Statement of Additional Information. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

INVESTMENT ADVISER

         Pursuant to an Advisory Agreement, the Adviser provides the Company with investment research and advice and furnishes the Company with an investment program consistent with the Company's investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Company's securities transactions and reports to the Board on the Company's investments and performance.


         The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. As of May 31, 2005, the Adviser had approximately $1.16 billion of client assets under management. The Adviser's investment committee is comprised of five seasoned portfolio managers.

         The Adviser is controlled equally by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners LC ("KCEP"). Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. KCEP was formed in 1993 and is focused solely on managing two private equity funds. KCEP focuses on private equity investments, including investments in two natural resource infrastructure companies.

         The Adviser has ten full-time employees, but also relies on the officers, employees and resources of Fountain Capital, KCEP and their affiliates for certain functions. Three of the five members of the investment committee of the Adviser are affiliates of, but not employees of, the Adviser. Each member of the investment committee has other significant responsibilities with such affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities are significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel.


         The investment management of the Company's portfolio is the responsibility of the Adviser's investment committee. The investment committee's members are David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a security and any one member can veto the committee's decision to invest in a security. Each committee member has been a portfolio manager since the commencement of the Company's operations in February, 2004.

                  David J. Schulte. Mr. Schulte has been a Managing Director of the Adviser since 2002 and also is a Managing Director of KCEP. While a Managing Director at KCEP, he led private financings for two growth companies in the natural resource infrastructure sector. Since February 2004, Mr. Schulte has been an employee of the Adviser. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He earned his CFA designation in 1992, and is a member of the Financial Accounting Policy Committee of the CFA Institute.


                  H. Kevin Birzer. Mr. Birzer has been a Managing Director of the Advisor since 2002 and also is a Partner/Senior Analyst with Fountain Capital. Mr. Birzer is also a Director of TYY. Mr. Birzer, who joined Fountain Capital in 1990, has 22 years of investment experience including 19 in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.


                  Zachary A. Hamel. Mr. Hamel has been a Managing Director of the Adviser since 2002 and also is a Partner/Senior Analyst with Fountain Capital. Mr. Hamel joined Fountain Capital in 1997. He covers energy, chemicals and utilities. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

                  Kenneth P. Malvey. Mr. Malvey has been a Managing Director of the Adviser since 2002 and also is a Partner/Senior Analyst with Fountain Capital. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital's Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank

         Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.


                  Terry C. Matlack. Mr. Matlack has been a Managing Director of the Adviser since 2002 and also is a Managing Director of KCEP. Mr. Matlack is also a Director of TYY. Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

         The Statement of Additional Information provides additional information about the compensation of, the other accounts managed by, and the ownership of securities of the Company by the portfolio managers listed above.


COMPENSATION AND EXPENSES

         Under the Advisory Agreement, the Company pays to the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. Because the fee paid to the Adviser is determined on the basis of the Company's Managed Assets, the Adviser's interest in determining whether to leverage the Company may conflict with the interests of the Company. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of average monthly Managed Assets through February 28, 2006 and 0.10% of average monthly Managed Assets through February 28, 2009.

         The Company bears all expenses not specifically assumed by the Adviser incurred in the Company's operations and will bear the expenses of the offering of its MMP Shares. Expenses borne by the Company include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on behalf of the Company,
(4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues,

(13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Adviser's organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with the organization of the Company and offerings of the Company's common stock, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.


                            RATING AGENCY GUIDELINES

         The Rating Agencies impose asset coverage requirements, which may limit the Company's ability to engage in certain types of transactions and may limit the Company's ability to take certain actions without confirming that such action will not impair the ratings.

         The Company may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted by the Company pursuant to the Rating Agency Guidelines only in the event the Company receives written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the MMP Shares.

         The Company is required to satisfy two separate asset maintenance requirements in respect of the MMP Shares: (1) the Company must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate liquidation preference of the MMP Shares plus specified liabilities, payment obligations and other amounts; and (2) the Company must satisfy the 1940 Act MMP Shares Asset Coverage requirements.

         MMP Shares Basic Maintenance Amount. The Company must maintain, as of each Valuation Date on which MMP Shares are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency that is then rating the MMP Shares and so requires. If the Company fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Company will be required in certain circumstances to redeem certain of the shares of MMP Shares. See "Description of Money Market Cumulative Preferred Shares."

         The "MMP Shares Basic Maintenance Amount" as of any Valuation Date currently is defined as the dollar amount equal to:

                  (1) the sum of (A) the sum of products resulting from multiplying the number of outstanding MMP Shares on such date by $25,000 (plus a redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each outstanding MMP Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the MMP Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and
         (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to preferred stock for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (1)(A) through (1)(D); less

                  (2) the sum of any cash plus the value of any of the Company's assets irrevocably deposited by the Company for the payment of any obligation described in (1)(B) through (1)(E) ("value," for purposes of this clause (2), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

Each Rating Agency may amend the definition of "MMP Shares Basic Maintenance Amount" from time to time.

         The Market Value of the Company's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with the Company's Valuation Procedures. For the purpose of calculating the MMP Share Basic Maintenance Amount, portfolio securities are valued in the same manner as the Company calculates its net asset value. See "Net Asset Value" in the Statement of Additional Information.

         Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Company's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Company's portfolio holdings for purposes of determining compliance with the MMP Shares Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the MMP Shares. The Discount Factor relating to any asset of the Company, the MMP Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Company's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Company, Board of Directors or stockholders.

         A Rating Agency's Guidelines will apply to MMP Shares only so long as that Rating Agency is rating such shares. The Company will pay certain fees to Moody's, Fitch and any Other Rating Agency that may provide a rating for the MMP Shares. The ratings assigned to MMP Shares are not recommendations to buy, sell or hold MMP Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

         1940 Act MMP Shares Asset Coverage. The Company is also required to maintain, with respect to MMP Shares, as of the last Business Day on any month in which any MMP Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If the Company fails to maintain the 1940 Act MMP Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the last business day of the following month (the "Asset Coverage Cure Date"), the Company will be required to redeem certain MMP Shares. See "Description of Money Market Cumulative Preferred Shares."

         The Company estimates that based on the composition of its portfolio as of May 31, 2005, assuming the issuance of all Series II MMP Shares offered hereby and giving effect to the deduction of the sales load and estimated offering costs related thereto estimated at $577,050, the 1940 Act MMP Shares Asset Coverage would be:

    Value of Company assets less liabilities
       not representing senior securities             $644,804,600
-------------------------------------------------- =  ------------  =  274%
 Senior securities representing indebtedness plus     $235,000,000
  aggregate liquidation preference of MMP Shares


         Notices. Under the current Rating Agency Guidelines, after the Original Issue Date and in certain other circumstances, the Company is required to deliver to any Rating Agency which is then rating the MMP Shares (1) a certificate with respect to the calculation of the MMP Shares Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act MMP Shares Asset Coverage and the value of the portfolio holdings of the Company; and (3) a letter prepared by the Company's independent accountants regarding the accuracy of such calculations.

         Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of shares of preferred stock, including any MMP Shares, or any other stockholder of the Company.

         A copy of the current Rating Agency Guidelines will be provided to any holder of MMP Shares promptly upon request made by such holder to the Company by writing the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.


             DESCRIPTION OF MONEY MARKET CUMULATIVE PREFERRED SHARES

         The following is a brief description of the terms of MMP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of Money Market Cumulative Preferred Shares in the Articles Supplementary, a form of which is attached as Appendix A to the Statement of Additional Information. Capitalized terms not otherwise defined in the Prospectus shall have the same meaning as defined in the Articles Supplementary.

GENERAL

         The Company's Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.001 per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without the approval of common stockholders. In addition, the Board of Directors, without any action by the Company's stockholders, may amend the Company's Charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Company has authority to issue. The Articles Supplementary currently authorize the issuance of up to 7,500 MMP Shares. On September 16, 2004, the Company issued 1,400 Series I MMP Shares with an aggregate liquidation preference of $35,000,000. The MMP Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The Series II MMP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of common stock or other stock of the Company, (3) will have no preemptive rights, and (4) will not be subject to any sinking fund. The MMP Shares will be subject to optional and mandatory redemption as described below under "--Redemption."

         Holders of MMP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company ("DTC") will initially act as Securities Depository for the Agent Members with respect to the MMP Shares.

         In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the MMP Shares. Furthermore, the Auction Agent will send notices to holders of MMP Shares of any meeting at which holders of MMP Shares have the right to vote. See "--Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Company, acting in accordance with the Company's instructions.

         Except in an Auction, the Company will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any MMP Share, so long as the Company is current in the payment of dividends on the MMP Shares and on any other shares of the Company ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS


         General. Holders of MMP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by the Company, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period (generally a period of twenty-eight (28) days, subject to certain exceptions for Series II MMP Shares) at the rate per annum equal to the Applicable Rate for each Dividend Period. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Dividends shall be treated for federal income tax purposes as payable from the Company's earnings and profits allocable to the MMP Shares. Because of the Company's emphasis on investments in MLPs, there is a possibility that dividends on MMP Shares may not be derived entirely from earnings and profits. In such a case, dividends would be paid from cash flow in excess of such earnings and profits and would be treated as return of capital, to the extent of an investor's adjusted tax basis in the MMP Shares, and thereafter as capital gain. See "Federal Income Tax Matters."


         On the Business Day next preceding each Dividend Payment Date, the Company is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Company does not intend to establish any reserves for the payment of dividends.

         All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to each Holder. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Company, which Holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such beneficial owner.

         Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder(s) as its name appears on the share ledger or share records of the Company on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period" below.

         The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000 per share, and rounding the amount so obtained to the nearest cent.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Company has resulted from an Auction.

         The initial Dividend Period for the Series II MMP Shares shall be__ (___) days. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

         A Special Dividend Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

         Dividends will accumulate at the Applicable Rate from the Original Issue Date and shall be payable on each subsequent Dividend Payment Date. For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following the last day of such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

         Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to that series of MMP Shares by Moody's and Fitch, as follows:

     MOODY'S                      FITCH
  CREDIT RATING               CREDIT RATING             APPLICABLE PERCENTAGE
  -------------               -------------             ---------------------
  Aa3 or above                AA- or above                      200%
    A3 to A1                    A- to A+                        250%
  Baa3 to Baa1                BBB- to BBB+                      275%
   Below Baa3                  Below BBB-                       300%

         The Reference Rate is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or
(2) the applicable LIBOR. For Standard Dividend Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for Auctions with respect to Dividend Periods of more than the Standard Dividend Period.

         The Maximum Rate for the MMP Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of MMP Shares were subject to Submitted Hold Orders). If an Auction for any Dividend Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Applicable Rate on the MMP Shares for any such Dividend Period shall be the Maximum Rate (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

         The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Company. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Designation of Dividend Period. The Company will designate the duration of Dividend Periods of MMP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, MMP Shares shall have been cured as set forth under "--Default Period," (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if the Company shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and
(5) in the case of the designation of a Special Dividend Period, the Company has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount (as defined above) and has consulted with the Broker-Dealers and has provided notice and a MMP Shares Basic Maintenance Report to each Rating Agency which is then rating the MMP Shares and so requires.

         Designation of a Special Dividend Period. If the Company proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than thirty (30) Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Company will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Company shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (1) a notice stating (A) that the Company has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (2) a notice stating that the Company has determined not to exercise its option to designate a Special Dividend Period.

         If the Company fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

         Default Period. Subject to cure provisions, a "Default Period" with respect to the MMP Shares will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default", and together with a Dividend Default, hereinafter referred to as "Default").

         Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period.

         No Auction shall be held during a Default Period. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three.

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

         Under the 1940 Act, the Company may not (1) declare any dividend with respect to preferred stock, including MMP Shares, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Tortoise Notes (or any other Borrowings) of the Company that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock, including MMP Shares, or purchase or redeem preferred stock if at the time of the declaration, purchase or redemption (and after giving effect thereto), asset coverage with respect to the Tortoise Notes (or any other such Borrowings) that are senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock).

         "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness and includes the Company's obligations under its outstanding Tortoise Notes. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Company at the time the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on, or purchases or redemptions of, MMP Shares, such asset coverages may be determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

         In addition, a declaration of a dividend or other distribution on or purchase or redemption of MMP Shares may be prohibited (1) at any time that an event of default under Tortoise Notes (or any other Borrowings) has occurred and is continuing; (2) if, after giving effect to such declaration, purchase or redemption, the Company would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with Tortoise Notes (or Borrowings); or (3) the Company has not redeemed the full amount of Tortoise Notes (or any other Borrowings) required to be redeemed by any provision for mandatory redemption.

         Upon failure to pay dividends for two years or more, the holders of MMP Shares will acquire certain additional voting rights. See "--Voting Rights" below. Such rights shall be the exclusive remedy of the Holders of MMP Shares upon any failure to pay dividends on MMP Shares.

         For so long as any MMP Shares are outstanding, except as contemplated by the Articles Supplementary, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of stock, if any, ranking junior to MMP Shares as to dividends or upon liquidation) with respect to common stock or any other shares of the Company ranking junior to or on a parity with MMP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to MMP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with MMP Shares as to dividends and upon liquidation), unless (1) there is no event of default under the Tortoise Notes (or any other Borrowings) that is continuing; (2) immediately after such transaction, the Company would have Eligible

Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount and the Company would maintain the 1940 Act MMP Shares Asset Coverage (see "Rating Agency Guidelines"); (3) immediately after the transaction, the Company would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under the Tortoise Notes (or any other Borrowings); (4) full cumulative dividends on MMP Shares due on or prior to the date of the transaction have been declared and paid; and (5) the Company has redeemed the full number of MMP Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary (see "--Redemption").

REDEMPTION

         Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Company at its option may redeem MMP Shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 calendar days', and not more than 40 calendar days', prior notice. This optional redemption is not available during the initial Dividend Period or during other limited circumstances. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. MMP Shares having a Dividend Period of more than one year are redeemable at the option of the Company, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, upon not less than 15 calendar days', and not more than 40 calendar days', prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors. The Company shall not effect any optional redemption unless after giving effect thereto (1) the Company has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of MMP Shares by reason of the redemption of MMP Shares on such date fixed for the redemption, and (2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount.

         The Company also reserves the right to repurchase MMP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the MMP Shares, but is under no obligation to do so.

         Mandatory Redemption. If the Company fails to maintain Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of any Valuation Date or the 1940 Act MMP Shares Asset Coverage as of the last Business Day of any month, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the MMP Shares Basic Maintenance Amount or by the last Business Day of the following month in the case of a failure to maintain the 1940 Act MMP Shares Asset Coverage (each an "Asset Coverage Cure Date"), the MMP Shares will be subject to mandatory redemption out of funds legally available therefor. See "Rating Agency Guidelines." The number of MMP Shares to be redeemed in such circumstances will be equal to the lesser of (1) the minimum number of MMP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having sufficient Eligible Assets to restore the MMP Shares Basic Maintenance Amount or sufficient to satisfy the 1940 Act MMP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all MMP Shares then outstanding will be redeemed), and (2) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

         The Company shall allocate the number of shares required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset Coverage, as the case may be, pro rata among the Holders of MMP Shares in proportion to the number of shares they hold, by lot or by such other method as the Company shall deem fair and equitable, subject to any mandatory redemption provisions.

         The Company is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of MMP Shares that are subject to mandatory redemption, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company will redeem those MMP Shares on the earliest practicable date on which the Company will have such funds available, upon notice to record owners of shares of MMP Shares and the Paying Agent. The Company's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

         The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year only) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the Commission generally at least 30 days prior to the redemption date). The Company shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Auction Agent will use its reasonable efforts to provide notice to each Holder of MMP Shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Company). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each Holder of shares of MMP Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the MMP Shares at their addresses appearing on the share records of the Company. Such notice will set forth (1) the redemption date, (2) the number and identity of MMP Shares to be redeemed,
(3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         If fewer than all of the shares of MMP Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Company on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as is determined by the Company to be fair and equitable, subject to the terms of any Specific Redemption Provisions. MMP Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record Holder of all of the MMP Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the number of shares to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial Owners. In this case, in selecting the MMP Shares to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the shares, the particular shares to be redeemed shall be selected by the Company by lot, on a pro rata basis or by such other method as the Company shall deem fair and equitable, as contemplated above.

         If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of such shares to receive the redemption price, but without any interest or additional amount. The Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of
(1) the aggregate redemption price of the MMP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of MMP Shares called for redemption may be entitled. The Company will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Company upon its request. Subsequent to such payment, Holders of MMP Shares called for redemption may look only to the Company for payment.

         So long as any MMP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no MMP Shares may be redeemed unless all dividends in arrears on the outstanding MMP Shares, and all shares of the Company ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Company in which case all MMP Shares and all shares ranking in parity with the MMP Shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding MMP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding MMP Shares.

         Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of the Company to purchase or otherwise acquire any MMP Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MMP Shares for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act MMP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Company shall be returned to the status of authorized but unissued shares. If fewer than all the outstanding MMP Shares are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

LIQUIDATION RIGHTS

         In the event of a liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the Holders of MMP Shares then outstanding and any other shares ranking on a parity with the MMP Shares then outstanding, in preference to the holders of common stock, will be entitled to payment out of the assets of the Company, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of creditors of the Company, including the holders of any outstanding Tortoise Notes, of a liquidation preference in the amount equal to $25,000 per share of the MMP Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of MMP Shares will not be entitled to any premium to which such Holder might be entitled to receive upon certain redemptions of such MMP Shares. After payment of the full amount of such liquidating distribution, the Holders of the MMP Shares will not be entitled to any further participation in any distribution of assets of the Company.

         If, upon any such liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding preferred stock, including the MMP Shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock, including the MMP Shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, until payment in full is made to the Holders of MMP Shares of the liquidating distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of common stock or any other class of stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up, and (2) no purchase, redemption or other acquisition for any consideration by the Company shall be made in respect of common stock or any other class of stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up.

         A consolidation, reorganization or merger of the Company with or into any company, or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Company.

         In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under Maryland law, amounts that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the liquidation preference of the MMP Shares will not be added to the Company's total liabilities.

VOTING RIGHTS

         Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, Holders of MMP Shares have one vote per share and vote together with holders of common stock as a single class. Under applicable rules of the NYSE, the Company is currently required to hold annual meetings of stockholders.

         In connection with the election of the Board of Directors, the holders of outstanding preferred stock, including MMP Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock to elect two directors of the Company. The holders of outstanding common stock and preferred stock, including MMP Shares, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date, accumulated dividends (whether or not earned or declared) on the preferred stock, including MMP Shares, equal to at least two full years' dividends shall be due and unpaid; or (b) at any time holders of any preferred stock, including MMP Shares, are entitled under the 1940 Act to elect a majority of the directors of the Company, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred stock, including MMP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of preferred stock, including MMP Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Company as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Company thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred stock, including MMP Shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional directors elected by the holders of preferred stock, including MMP Shares (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of preferred stock, including MMP Shares, have the right to elect in any event), will terminate automatically. Any MMP Shares issued after the date hereof shall vote with the MMP Shares as a single class on the matters described above, and the issuance of any other MMP Shares by the Company may reduce the voting power of each MMP Share.

         The affirmative vote of the holders of a majority of the outstanding preferred stock, including MMP Shares, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to:

         (1) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers;

         (2)      increase the authorized number of preferred stock;

         (3) create, authorize or issue stock of any class ranking senior to or in parity with the preferred stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares ranking senior to or in parity with the preferred stock or reclassify any authorized shares of stock of the Company into any stock ranking senior to or on parity with the preferred stock (except that the Board of Directors, without the vote or consent of the holders of preferred stock, may from time to time authorize, create and classify, and the Company may from time to time issue shares or series of preferred stock, including other series of MMP Shares, ranking in parity with the MMP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, and may authorize, reclassify and/or issue any additional shares of MMP Shares, including shares previously purchased or redeemed by the Company, subject to continuing compliance by the Company with

                  1940 Act MMP Shares Asset Coverage and MMP Shares Basic Maintenance Amount requirements);

         (4) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;

         (5) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (6) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Company's custodian and the Auction Agent; or

         (6) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Company may borrow and issue senior securities as may be permitted by the Company's investment restrictions; provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

         In addition, the affirmative vote of the holders of a majority of the outstanding preferred stock, including MMP Shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required with respect to: (1) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act; or
(2) any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of the Company's shares of stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter
(1) alters or abolishes any preferential right of such series; (2) creates, alters or abolishes any right in respect of redemption of such series; or (3) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

         The foregoing voting provisions will not apply with respect to the MMP Shares if, at or prior to the time when a vote is required, such shares have been (1) redeemed or (2) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

         The Board of Directors, without the vote or consent of any holder of preferred stock, including MMP Shares, or any other stockholder of the Company, may from time to time modify, alter or repeal any or all of any definitions set forth in the Rating Agency Guidelines or add covenants and other obligations of the Company or confirm the applicability of covenants and other obligations set forth in the Rating Agency Guidelines in connection with obtaining or maintaining the rating of any Rating Agency that is then rating the MMP Shares and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of MMP Shares or the holders thereof, provided the Board of Directors receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency's rating) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

         Also, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred stock, including MMP Shares, or any other stockholder of the Company, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.

         Unless otherwise required by law, holders of MMP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Articles Supplementary. The holders of MMP Shares shall have no rights to cumulative voting. In the event that the Company fails to pay any dividends on the MMP Shares, the exclusive remedy of the holders shall be the right to vote for directors as discussed above.


                                   THE AUCTION

GENERAL

         Articles Supplementary. The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of preferred stock, for each Dividend Period of shares of such series after the initial Dividend Period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an Auction. See the Articles Supplementary, attached as Appendix A to the Statement of Additional Information for a more complete description of the Auction process.

         Auction Agency Agreement. The Company has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Series II MMP Shares so long as the Applicable Rate for shares is to be based on the results of an Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after the notice. If the Auction Agent should resign, the Company will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Company may remove the Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in Auctions for the Series II MMP Shares.

         After each Auction for MMP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Company and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of MMP Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, MMP Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (3) a valid Hold Order.

         The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

         Beneficial Owners. Prior to the Submission Deadline on each Auction Date for MMP Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares (a "Beneficial Owner") may submit orders ("Orders") with respect to shares to that Broker-Dealer as follows:

         o Hold Order - indicating its desire to hold shares without regard to the Applicable Rate for shares for the next Dividend Period thereof.

         o Bid - indicating its desire to sell shares if the Applicable Rate for shares for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

         o Sell Order - indicating its desire to sell shares without regard to the Applicable Rate for shares for the next Dividend Period thereof.


         Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects as described below. A Beneficial Owner of shares that submits a Bid with respect to shares to its Broker-Dealer having a rate higher than the Maximum Rate for shares on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares that fails to submit an Order with respect to such shares to its Broker-

Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner of Series II MMP Shares fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than twenty-eight (28) days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the MMP Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional MMP Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.


         Potential Beneficial Owners. A customer of a Broker-Dealer that is not a Beneficial Owner of MMP Shares but that wishes to purchase shares, or that is a Beneficial Owner of shares that wishes to purchase additional shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the Applicable Rate for shares for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares specifying a rate higher than the Maximum Rate for shares on the Auction Date therefore will not be accepted.

         The Auction Process. Each Broker-Dealer in turn will submit the Orders of its respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating itself (unless otherwise permitted by the Company) as an Existing Holder in respect of MMP Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and a Potential Holder in respect of MMP Shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Company nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of MMP Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of MMP Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Company.

         If Sufficient Clearing Bids for MMP Shares exist (that is, the number of shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates between the Minimum Rate and the Maximum Rate for shares is at least equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares available for purchase in the Auction. If Sufficient Clearing Bids for MMP Shares do not exist, the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the Maximum Rate for shares on the Auction Date therefor. In such event, Beneficial Owners of shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of MMP Shares, the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the All Hold Rate.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of MMP Shares that is fewer than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing

Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

BROKER-DEALERS

         The Broker-Dealer agreements each provide that a Broker-Dealer may submit Orders in Auctions for its own account. Any Broker-Dealer submitting an Order for its own account in any Auction could have an advantage over other Potential Holders in that it would have knowledge of other Orders placed through it in that Auction. A Broker Dealer would not, however, have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by a Broker-Dealer in an Auction, the Auction Rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an Auction in order to prevent what would otherwise be (a) a failed Auction, (b) an "all-hold" Auction, or (c) the implementation of an Interest Rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the Auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent an "all-hold" Auction. In the Broker-Dealer agreements, each Broker-Dealer agrees to handle customers' orders in accordance with its duties under applicable securities laws and rules.

         According to published news reports, the Commission has requested information from a number of broker-dealers regarding certain of their practices in connection with auction rate securities, such as the practices described in the preceding paragraph. Lehman Brothers Inc. has advised the Company that it, as a participant in the auction rate securities markets, has received an initial letter from the Commission dated May 5, 2004 and a supplemental letter dated May 27, 2004 requesting that it voluntarily conduct an investigation regarding certain of its practices and procedures in connection with those markets. Lehman Brothers is cooperating fully and expects to continue to cooperate fully with the Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the MMP Shares or the auctions therefor.

SECONDARY MARKET TRADING AND TRANSFER OF MMP SHARES

         The Broker-Dealers may maintain a secondary trading market of MMP Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. The Company has made no arrangements for the establishment of a secondary market. There can be no assurance that such secondary trading market of MMP Shares, if any is established, will provide owners with liquidity. MMP Shares are not listed on any exchange or automated quotation system. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

         A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of MMP Shares only in whole shares and only as follows:

         (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,

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

         (2)      to a Broker-Dealer, or

         (3) to the Company or any affiliate; provided, however, that (a) a sale, transfer or other disposition of MMP Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and
                  (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Company) to whom such transfer is made shall advise the Auction Agent of such transfer.


                  DESCRIPTION OF TORTOISE NOTES AND BORROWINGS

         The Charter authorizes the Company, without prior approval of holders of common and preferred stock, including MMP Shares, to borrow money. The Company may issue additional notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Company's assets to the extent permitted by the 1940 Act or Rating Agency Guidelines. In connection with such borrowing, the Company may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings, including without limitation the Tortoise Notes discussed below, will rank senior to the MMP Shares.

         On July 15, 2004, the Company issued Series A and Series B Tortoise Notes in an aggregate principal amount of $110,000,000 pursuant to the provisions of an indenture. On April 11, 2005, the Company issued Series C Tortoise Notes in an aggregate principal amount of $55,000,000. BNY Midwest Trust Company serves as trustee and transfer agent and BONY serves as such agent for the Tortoise Notes. The Tortoise Notes pay interest at rates that vary based on auctions normally held every twenty-eight (28) days with respect to Series A and Series B Tortoise Notes and every seven (7) days with respect to Series C Tortoise Notes. The Tortoise Notes rank senior to the Company's common stock and MMP Shares upon liquidation and distribution. The Tortoise Notes may be redeemed prior to their maturity at the option of the Company, in whole or in part, under certain circumstances and are subject to mandatory redemption upon failure of the Company to maintain asset coverage requirements with respect to the Tortoise Notes.

         Limitations. Under the requirements of the 1940 Act, the Company, immediately after issuing any Borrowings that are senior securities representing indebtedness, including Tortoise Notes, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Company. Certain types of Borrowings also may result in the Company being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. The Company is subject to certain restrictions imposed by guidelines of one or more rating agencies that issued ratings for the Tortoise Notes. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. A declaration of a dividend or other distribution on or purchase or redemption of common or MMP Shares is restricted:
(i) at any time that an event of default under the Tortoise Notes or any other Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated Discounted

Value at least equal to any asset coverage requirements associated with such Tortoise Notes or other Borrowings; or (iii) if the Company has not redeemed the full amount of Tortoise Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain activities of the Company, including the payment of dividends to holders of MMP Shares in certain circumstances.

         Voting Rights. The Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other Borrowings (if any), the 1940 Act does (in certain circumstances) grant to the lenders to the Company certain voting rights in the event of default in the payment of interest on or repayment of principal.


                           DESCRIPTION OF COMMON STOCK

         The Charter authorizes the issuance of 100,000,000 shares of common stock, par value $0.001 per share. The Board of Directors, without any action by the Company's stockholders, may amend the Company's Charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Company has authority to issue. All shares of common stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares of common stock will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Company's Charter and Bylaws," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when MMP Shares are outstanding, common stockholders will not be entitled to receive any cash distributions from the Company unless all accrued dividends on MMP Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MMP Shares would be at least 200% after giving effect to the distributions. At any time when Tortoise Notes are outstanding, common stockholders will not be entitled to receive any cash distributions from the Company unless all accrued interest on the Tortoise Notes has been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Tortoise Notes would be at least 300% after giving effect to the distributions.

         The common stock is listed on the NYSE. The Company intends to hold annual meetings of stockholders so long as the common stock is listed on a national securities exchange and such meetings are required as a condition to such listing.


             CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS

         The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to the Company's registration statement.

         The Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company.

CLASSIFICATION OF THE BOARD OF DIRECTORS; ELECTION OF DIRECTORS


         The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of

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

directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting of stockholders called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors expire in 2005, 2006 and 2007, respectively. Upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the Company's strategies and policies as determined by the Board of Directors.


         The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, generally will be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

REMOVAL OF DIRECTORS

         The Charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

AMENDMENT TO THE CHARTER AND BYLAWS

         The Charter provides that amendments to the Charter must be declared advisable by the Board of Directors and generally approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain provisions of the Charter, including its provisions on classification of the Board of Directors, election and removal of directors and conversion of the Company to an open-end investment company, may be amended only by the affirmative vote of the stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (as that term is defined in the Company's charter) in addition to approval by the full Board of Directors, such proposal may be approved by a majority of the votes entitled to be cast on such matter. The Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

DISSOLUTION OF THE COMPANY

         The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.

ADVANCE NOTICE OF DIRECTOR NOMINATIONS AND NEW BUSINESS

         The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company's notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to notice of the meeting by the Company,
(2) by the Board of Directors, or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.


                          CLOSED-END COMPANY STRUCTURE

         The Company is a closed-end investment company and as such its stockholders will not have the right to cause the Company to redeem their shares. Instead, the common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

         Shares of closed-end companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Company's net asset value may decrease as a result of investment activities. To the extent the common shares do trade at a discount, the Company's Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Company, the potential increase in the expense ratio of expenses to assets of the Company and the decrease in asset coverage with respect to any outstanding preferred stock, including MMP Shares. The Board of Directors believes that in addition to the beneficial effects described above, any such purchase or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Company's Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Any share repurchase or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act and the principal stock exchange on which the common shares are traded.


                           FEDERAL INCOME TAX MATTERS

         The following is a general summary of certain federal income tax considerations affecting the Company and its preferred stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts and foreign investors. Unless otherwise noted, this discussion assumes that stockholders are U.S. persons and hold MMP Shares as capital assets. More detailed information regarding the federal income tax consequences of investing in the Company is in the Statement of Additional Information.

COMPANY FEDERAL INCOME TAXATION

         The Company will be treated as a corporation for federal and state income tax purposes. Thus, the Company will be obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will have to include its allocable share of the MLP's taxable income in computing its taxable income regardless of whether the MLPs make any distributions. Based upon the Company's review of the historic results of the type of MLPs in which the Company intends to invest, the Company expects that the cash flow received by the Company with respect to its MLP investments will exceed the taxable income allocated to the Company. There is no assurance that the Company's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by the Company and less cash available to distribute to stockholders. In addition, the Company will take into account in its taxable income amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35%. The Company may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Company's regular federal income tax.

         The Company will not be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and capital gains. The regulated investment company taxation rules have no application to the Company or to stockholders of the Company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF MMP SHARES

         Under present law, the Company is of the opinion that MMP Shares will constitute equity of the Company, and thus distributions with respect to MMP Shares (other than distributions in redemption of MMP Shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of the Company's allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as "qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code.

         Qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder's holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the MMP Shares. The provisions of the Code applicable to qualified dividend income are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

         Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the MMP Shares, which holding period may be reduced if the stockholder engages in risk reduction transactions with respect to its MMP Shares.

Corporate stockholders should consult their own tax advisors regarding the application of these limitations to their particular situation.

         Earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the MMP Shares, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company's earnings and profits, if any, will first reduce a stockholder's adjusted tax basis in his or her MMP Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

SALE OF SHARES

         The sale of MMP Shares by stockholders will generally be a taxable transaction for federal income tax purposes. Holders of MMP Shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such MMP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Company (including a redemption resulting from liquidation of the Company), if any, of all the MMP Shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any common stock in the Company, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

         Capital gain or loss will generally be long-term capital gain or loss if the MMP Shares were held for more than one year and will be short-term capital gain or loss if the disposed MMP Shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. stockholder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum tax rate on capital gain for noncorporate stockholders is scheduled to increase to 20% for taxable years after 2008. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A stockholder's ability to deduct capital losses may be limited.

BACKUP WITHHOLDING

         The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to stockholders who fail to provide the Company with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Company has been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service in a timely manner.

OTHER TAXATION

         Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

         Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MMP Shares.


               ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
                PAYING AGENT, AUCTION AGENT AND REDEMPTION AGENT

         The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.


         Computershare Investor Services, LLC serves as the Company's transfer agent. Computershare Trust Company, Inc. serves as the Company's dividend paying agent and agent for the automatic dividend reinvestment plan for the Company's shares of common stock.


         U.S. Bank N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

         Bank of New York is the Auction Agent with respect to the MMP Shares and acts as transfer agent, registrar, dividend paying agent and redemption agent with respect to the MMP Shares.


                                  UNDERWRITING

         Lehman Brothers Inc. and Stifel, Nicolaus & Company, Incorporated are acting as underwriters in this offering (the "Underwriters"). Subject to the terms and conditions contained in the underwriting agreement by and among the Underwriters, the Adviser and the Company, (a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part), the Underwriters have agreed to purchase from the Company, and the Company has agreed to sell to the Underwriters the Series II MMP Shares offered hereby.

         The underwriting agreement provides that the Underwriters are obligated to purchase, subject to certain conditions, all of the Series II MMP Shares being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by the Company to the Underwriters are true; (2) there has been no material change in the financial markets; and (3) the Company and the Adviser deliver customary closing documents to the Underwriters.

         After the first Auction that includes the newly issued Series II MMP Shares, payment by each purchaser of Series II MMP Shares sold through the Auction will be made in accordance with the procedures described under "The Auction."

DISCOUNTS AND COMMISSIONS


         The Underwriters have advised the Company that they propose to offer the Series II MMP Shares directly to the public at the public offering price presented on the cover page of this Prospectus less a sales load equal to $250 per share, which is equal to 1.0% of the initial offering price. Investors must pay for any Series II MMP Shares purchased on or before _____, 2005. After the offering, the Underwriters may change the price at which they re-offer the Series II MMP Shares and other selling terms.


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

INDEMNIFICATION

         The Company and the Adviser have agreed to indemnify the Underwriters against certain liabilities relating to this offering, including liabilities under the 1933 Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and to contribute to payments that the Underwriters may be required to make for those liabilities; provided that such indemnification shall not extend to any liability or action resulting directly from the gross negligence or willful misconduct of the Underwriters.

LISTING

         The MMP Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the MMP Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the MMP Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The Company has been advised that the Underwriters currently intend to make a market in the MMP Shares, as permitted by applicable laws and regulations. However, the Underwriters are not obligated to make a market in the MMP Shares between Auctions and the market making may be discontinued at any time at their sole discretion.

ELECTRONIC DISTRIBUTION

         A Prospectus in electronic format may be made available on the Internet sites or through other online services maintained by the Underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The Underwriters may allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

         Other than the Prospectus in electronic format, the information on the Underwriters' web site and any information contained in any other web site maintained by the Underwriters is not part of the Prospectus or the registration statement of which this Prospectus forms a part, has not been approved and/or endorsed by the Company and should not be relied upon by investors.

CERTAIN RELATIONSHIPS AND FEES

         To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Company anticipates that the Underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Company's portfolio transactions after the Underwriters have ceased to be Underwriters and, subject to certain restrictions, each may act as a broker while it is an Underwriter. The Company anticipates that the Underwriters or one of their affiliates may from time to time act in Auctions as a Broker-Dealer or dealer and receive fees as described under "Description of the Money Market Cumulative Preferred Shares."

ADDRESSES

         Lehman Brothers Inc.'s principal office is located at 745 Seventh Avenue, New York, New York 10019.

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

         Stifel, Nicolaus & Company, Incorporated's principal office is located at 501 North Broadway, St. Louis, Missouri 63102.


                                 LEGAL OPINIONS

         Certain legal matters in connection with the Series II MMP Shares offered hereby will be passed upon for the Company by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the Underwriters by Morrison & Foerster LLP, New York, New York. Vedder, Price, Kaufman & Kammholz, P.C. and Morrison & Foerster LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.


                          INTELLECTUAL PROPERTY RIGHTS

         A patent application has been filed with the United States Patent and Trademark Office describing the Adviser's systems and methods for managing a portfolio of MLPs. There is no assurance that the patent will ultimately be granted. The scope of the patent, if granted, is not known at this time and will not necessarily preclude other firms from developing and operating a portfolio of MLPs.


                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Commission. These documents can be inspected and copied for a fee at the Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Company can be inspected at the offices of the Commission.

         This Prospectus does not contain all of the information in the Company's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Company and MMP Shares can be found in the Company's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The Commission maintains a web site (http://www.sec.gov) that contains each Company's Registration Statement, other documents incorporated by reference, and other information the Company has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

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                                TABLE OF CONTENTS
                   FOR THE STATEMENT OF ADDITIONAL INFORMATION


Use of Proceeds..............................................................S-1
Investment Limitations.......................................................S-1
Investment Objective and Principal Investment Strategies.....................S-4
Management of the Company...................................................S-16
Net Asset Value.............................................................S-25
Portfolio Transactions......................................................S-26
Additional Information Concerning the Auction...............................S-27
Certain Federal Income Tax Matters..........................................S-29
Proxy Voting Policies.......................................................S-33
Independent Registered Public Accounting Firm...............................S-34
Custodian...................................................................S-35
Internal Accountant.........................................................S-35
Additional Information......................................................S-35
Report of Independent Registered Public Accounting Firm.....................S-36
Financial Statements.........................................................F-1
Appendix A- Articles Supplementary...........................................A-1
Appendix B- Rating of Investments............................................B-1


                                       71
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================================================================================








                                   $35,000,000
                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

            1,400 SERIES II MONEY MARKET CUMULATIVE PREFERRED SHARES
                              --------------------


                                   PROSPECTUS

                                   _____, 2005

                              --------------------



                                 LEHMAN BROTHERS
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED






================================================================================




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                                                                 [Tortoise Logo]


                   SUBJECT TO COMPLETION, DATED JULY 7, 2005


         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF ADDITIONAL INFORMATION

         Tortoise Energy Infrastructure Corporation, a Maryland corporation (the "Company"), is a nondiversified, closed-end management investment company that commenced operations in February 2004.

         This Statement of Additional Information relates to the Company's offering of Series II Money Market Cumulative Preferred Shares
(MMP(R)) Shares (the "Series II MMP Shares"). Series II MMP Shares, together with the series of MMP shares previously issued ("Series I MMP Shares"), are referred to as "MMP Shares.") Individual series of MMP Shares are referred to as a "series." Except as described herein, the Series II MMP Shares are offered on the same terms as the previously offered Series I MMP Shares. This Statement of Additional Information, does not constitute a prospectus, but should be read in conjunction with the Company's Prospectus relating to the Series II MMP Shares dated _____, 2005. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing MMP Shares. Investors should obtain and read the Company's Prospectus prior to purchasing MMP Shares. A copy of the Company's Prospectus may be obtained without charge by calling (888) 728-8784. You also may obtain a copy of the Company's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus. This Statement of Additional Information is dated _____, 2005.

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                                TABLE OF CONTENTS

                                                                            PAGE
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Use of Proceeds..............................................................S-1
Investment Limitations.......................................................S-1
Investment Objective and Principal Investment Strategies.....................S-4
Management of the Company...................................................S-16
Net Asset Value.............................................................S-25
Portfolio Transactions......................................................S-26
Additional Information Concerning the Auction...............................S-27
Certain Federal Income Tax Matters..........................................S-29
Proxy Voting Policies.......................................................S-33
Independent Registered Public Accounting Firm...............................S-34
Custodian...................................................................S-35
Internal Accountant.........................................................S-35
Additional Information......................................................S-35
Report of Independent Registered Public Accounting Firm.....................S-36
Financial Statements.........................................................F-1
Appendix A- Articles Supplementary...........................................A-1
Appendix B- Rating of Investments............................................B-1


                                       i
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                                 USE OF PROCEEDS


         The net proceeds of the offering of Series II MMP Shares (the "Offering") will be approximately $34,422,950, after payment of the sales load and estimated offering costs. The Company anticipates that it will be able to invest substantially all of the net proceeds of the Offering in securities that meet its investment objective and policies within approximately three months after completion of the Offering. Because of the investment opportunities presented by restricted MLP securities and the limited trading volume of certain publicly traded MLP securities, the Company often relies on direct placements to acquire portfolio securities. To the extent direct placement opportunities are not available, the Company would have to acquire such securities on the open market, which could take longer than the three-month period following this Offering. Pending investment in securities that meet the Company's investment objective, the Company anticipates that the proceeds will be invested in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.



                             INVESTMENT LIMITATIONS

         This section supplements the disclosure in the Prospectus and provides additional information on the Company's investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

         Investment limitations stated as a maximum percentage of the Company's assets are only applied immediately after, and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

FUNDAMENTAL INVESTMENT LIMITATIONS

         The following are the Company's fundamental investment limitations set forth in their entirety. The Company may not:

                  (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

                  (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

                  (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

                  (4) concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the energy infrastructure sector;

                  (5) underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities held in its portfolio;

                  (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

                  (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

         All other investment policies of the Company are considered nonfundamental and may be changed by the Board of Directors of the Company (the "Board") without prior approval of the Company's outstanding voting shares.

NONFUNDAMENTAL INVESTMENT POLICIES

         The Company has adopted the following nonfundamental policies:

         (1) Under normal circumstances, the Company will invest at least 90% of its total assets in securities of energy infrastructure companies.

         (2) Under normal circumstances, the Company will invest at least 70% of its total assets in equity securities issued by master limited partnerships ("MLPs").

         (3) The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. Subject to this policy, the Company may invest without limitation in illiquid securities. The types of direct placements that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of private energy infrastructure companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of the Company's total assets.

         (4) The Company may invest up to 25% of its total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P's") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

         (5) The Company will not invest more than 10% of its total assets in any single issuer.

         (6)      The Company will not engage in short sales.


         The Company may temporarily deviate from its nonfundamental investment policies pending investment of the leverage proceeds. Pending receipt of the leverage proceeds, the Board of Directors has approved an interim policy permitting investments in a single issuer in excess of 10% of total assets under limited circumstances (but not exceeding 12%). The interim policy will terminate upon the receipt of the leverage proceeds.

         Currently under the 1940 Act, the Company is not permitted to incur indebtedness unless immediately after such borrowing the Company has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any dividend or other distribution upon its common or preferred stock, including the MMP Shares, or purchase any such stock, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the Company has asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Company's total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the Company's total assets less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such dividend or distribution) are at least 200% of such liquidation value.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by the Company would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

         Currently under the 1940 Act, the Company is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company which owns all of the outstanding securities of the Company. Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time securities representing more than one-third of its total assets.

         The Company interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

         The Company interprets its policy with respect to concentration to include energy infrastructure companies, as defined in the Prospectus and below. See "Investment Objective and Principal Investment Strategies."

         Under the 1940 Act, the Company may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Company will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Company's advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair the Company's ability to maintain asset coverage on MMP Shares or to make interest or principal payments thereon.

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            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         The Prospectus presents the investment objective and the principal investment strategies and risks of the Company. This section supplements the disclosure in the Company's Prospectus and provides additional information on the Company's investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of the Company's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's restrictions and policies.

         The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distribution. There is no assurance that the Company will achieve its objective. The investment objective and the investment policies discussed below are nonfundamental. The Board of the Company may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days' prior written notice of any change to the nonfundamental investment policy of investing at least 90% of total assets in energy infrastructure companies. Unlike most other investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company will be taxed as a regular "C" corporation and will be subject to federal and applicable state corporate income taxes.

         Under normal circumstances, the Company invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Companies that provide energy-related services to the foregoing businesses also are considered energy infrastructure companies, if they derive at least 50% of revenues from the provision of energy-related services to such companies. The Company invests at least 70% of its total assets in a portfolio of equity securities of energy infrastructure companies that are MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. MLP equity securities (known as "units") currently consist of common units, convertible subordinated units and pay-in-kind units or I-Shares ("I-Shares"). The Company also may invest in other securities, consistent with its investment objective and fundamental and nonfundamental policies.

         The following pages contain more detailed information about the types of issuers and instruments in which the Company may invest, strategies the Adviser may employ in pursuit of the Company's investment objective and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.

ENERGY INFRASTRUCTURE COMPANIES

         For purposes of the Company's policy of investing 90% of its total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its gross income from "Qualifying Income" as defined in Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from the provision of services directly related to the generation of Qualifying Income. Qualifying Income is defined as any income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

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         Energy infrastructure MLPs are limited partnerships that derive each year at least 90% of their gross income from Qualifying Income and are taxed as partnerships, thereby eliminating federal income tax at the entity level. The business of energy infrastructure MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP sector in general could be hurt by market perception that MLP's performance and valuation are tied directly to commodity prices.

         Energy infrastructure companies (other than most pipeline MLPs) do not operate as "public utilities" or "local distribution companies," and therefore are not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could affect adversely profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

         Energy infrastructure MLPs in which the Company will invest generally can be classified in the following categories:

                  Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

                  Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

                  Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

                  Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

         MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions. While opportunities for growth by acquisition appear abundant based on current market conditions, especially for smaller MLPs, the Adviser expects MLPs to grow primarily through internal means.

         MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy infrastructure MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may affect adversely their results of operations.

         MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

         Energy infrastructure MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy infrastructure MLPs.

         Energy infrastructure MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

         Although the Company emphasizes investments in MLPs, it also may invest in energy infrastructure companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized in corporate rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate "midstream" assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

         The energy industry and particular energy infrastructure companies may be affected adversely by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be affected indirectly by attacks on others. They may incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

         Under normal circumstances the Company invests at least 70% of its total assets in equity securities of MLPs. An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its gross income from Qualifying Income. An MLP is a limited partnership the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership and compliance with the Qualifying Income rules eliminates federal income tax at the entity level.

         An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

         MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner, to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although the income tax consequences make this an unappealing option for most corporations. Also, a newly formed company may operate as an MLP from its inception.

         The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

         In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

         MLPs tend to pay relatively higher distributions than other types of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.

         As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

         Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. This basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

         The partner generally will not incur federal income tax on distributions until (1) his basis reaches zero; or (2) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions. When the units are sold, the difference between the sales price and the investor's adjusted basis is gain or loss for federal income tax purposes.

         For a further discussion and a description of MLP federal income tax matters, see the section entitled "Certain Federal Income Tax Matters."

THE COMPANY'S INVESTMENTS

         The types of securities in which the Company may invest include, but are not limited to, the following:


         Equity Securities. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, I-Shares and common units of limited liability companies ("LLCs") (each discussed below). The Company also may invest up to 30% of total assets in equity securities of non-MLPs.

         The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Company's net asset value per share, which will fluctuate as the value of the securities held by the Company changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

         MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution ("MQD") prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have a right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

         Limited Liability Company Common Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes and, unless otherwise noted, the term MLP includes all entities that are treated in the same manner as MLPs for federal income tax purposes regardless of their form of organization. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC's success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have a right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have a right to the LLC's remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

         In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

         MLP Convertible Subordinated Units. MLP convertible subordinated units typically are issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if it were converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units.


         MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units; however, the MLP does not allocate income or loss to the I-Share issuer. Distributions to I-Share holders are made in the form of additional I-units generally equal in amount to the cash distribution received by common unit holders of the MLP. Distributions to I-Share holders in the form of additional I-Shares are generally equal in amount to the I-Units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state income tax filing obligations solely as a result of holding such I-Shares.


         Debt Securities. The Company may invest up to 25% of its total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade ("junk bonds"). The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

         Below Investment Grade Debt Securities. The Company may invest up to 25% of the Company's assets in below investment grade securities. The below investment grade debt securities in which the Company invests are rated from B3 to Ba1 by Moody's, from B- to BB+ by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality.

         Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, investment in the Company is subject to the following specific risks:

         o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         o greater risk of loss due to default or declining credit quality;

         o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         o if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could affect severely the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Company's net asset value and the market value of its common stock. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Company's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

         Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         The Company will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Company, the Company may be required to bear extraordinary expenses in order to protect and recover its investment if it is recoverable at all.

         See Appendix B to this Statement of Additional Information for a description of Moody's, Fitch Ratings ("Fitch") and S&P's ratings.

         Restricted, Illiquid and Thinly-Traded Securities. The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements of MLP securities. Restricted securities obtained by means of direct placement are less liquid than securities traded in the open market, therefore, the Company may not be able to readily sell such securities. Investments currently considered by the Adviser to be illiquid because of such restrictions include convertible subordinated units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so.

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might not be able to dispose of such securities promptly or at reasonable prices.

         The Company also may invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the NYSE, the AMEX, the Nasdaq National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Company's capital in thinly-traded securities may restrict the Company's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

         Commercial Paper. The Company may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper usually is repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

         Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

         U.S. Government Securities. The Company may invest in U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

         Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

         Some agency securities are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

         Repurchase Agreements. The Company may enter into "repurchase agreements" backed by U.S. Government Securities. A repurchase agreement arises when the Company purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Company to earn interest on assets awaiting long term investment. The Company requires continuous maintenance by the custodian for the Company's account in the Federal Reserve/Treasury Book-Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Company seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Company is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when the Company enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government Securities or other "high-grade" debt obligations) of the Company having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Company and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by the Company creates leverage which increases the Company's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Company intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

         Margin Borrowing. Although it does not currently intend to, the Company may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Any use of margin borrowing by the Company would be subject to the asset leverage requirements discussed earlier in this Statement of Additional Information. See "Investment Limitations." Margin borrowings by the Company create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Company has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Company, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure, the Company currently uses, and may in the future use, interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company's variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease Distributable Cash Flow available for distribution with respect to its common stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the shares of common stock. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage.


         The Company has entered into interest rate swap transactions intended to hedge the Company's interest payment obligations under the currently outstanding Series A, Series B and Series C Tortoise Notes against material increases in interest rates through June 2011 with respect to Series A and Series B Tortoise Notes, and through April 2014 with respect to Series C Tortoise Notes. The Company's dividend payment obligations under the outstanding Series I MMP Shares remain unhedged as of the date of this Statement of Additional Information.


         Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Company may receive fees or price concessions for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Company's investments. If the Company remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Company will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the Company has sold a security on a delayed-delivery basis, the Company does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Company could miss a favorable price or yield opportunity or suffer a loss.

         Securities Lending. The Company may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Company to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

         The Adviser understands that it is the current view of the Commission staff that the Company may engage in loan transactions only under the following conditions: (1) the Company must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLP securities or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.


                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS


         The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's day-to-day operations. The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

                                                                                               NUMBER OF
                               POSITION(S)                                                   PORTFOLIOS IN
                                HELD WITH                                                        FUND
                               COMPANY AND                                                     COMPLEX                OTHER
                              LENGTH OF TIME        PRINCIPAL OCCUPATION DURING PAST          OVERSEEN BY          DIRECTORSHIPS
       NAME AND AGE               SERVED                       FIVE YEARS                      DIRECTOR(2)       HELD BY DIRECTOR
-------------------------  -------------------  -----------------------------------------    -------------   -----------------------
INDEPENDENT DIRECTORS

Conrad S. Ciccotello, 44   Director since 2003  Associate Professor of Risk Management            3          None
                                                and Insurance, Robinson College of
                                                Business, Georgia State University;
                                                Director of Graduate Personal Financial
                                                Planning (PFP) Programs, Editor,
                                                "Financial Services Review," (an
                                                academic journal dedicated to the study
                                                of individual financial management);
                                                formerly, faculty member, Pennsylvania
                                                State University.

                                      S-16

                                                                                               NUMBER OF
                               POSITION(S)                                                   PORTFOLIOS IN
                                HELD WITH                                                        FUND
                               COMPANY AND                                                     COMPLEX                OTHER
                              LENGTH OF TIME        PRINCIPAL OCCUPATION DURING PAST          OVERSEEN BY          DIRECTORSHIPS
       NAME AND AGE               SERVED                       FIVE YEARS                      DIRECTOR(2)       HELD BY DIRECTOR
-------------------------  -------------------  -----------------------------------------    -------------   -----------------------

John R. Graham, 59         Director since 2003  Executive-in-Residence and Professor of           3          Erie Indemnity Company;
                                                Finance, College of Business                                 Erie Family Life
                                                Administration, Kansas State University                      Insurance Company;
                                                (has served as a professor or adjunct                        Kansas State Bank
                                                professor since 1970); Chairman of the
                                                Board, President and CEO, Graham Capital
                                                Management, Inc.  and Owner of Graham
                                                Ventures; formerly, CEO, Kansas Farm
                                                Bureau Financial Services, including
                                                seven affiliated insurance or financial
                                                service companies (1979-2000).



Charles E. Heath, 63       Director since 2003  Retired in 1999.  Formerly, Chief                 3          None
                                                Investment Officer, General Electric's
                                                Employers Reinsurance Corporation
                                                (1989-1999).  CFA since 1974.




INTERESTED DIRECTORS AND OFFICERS1

H. Kevin Birzer, 45        Director and         Partner/Senior Analyst, Fountain                  3          None
                           Chairman of the      Capital (1990-present); Managing
                           Board since 2003     Director of the Adviser; formerly, Vice
                                                President, F. Martin Koenig & Co.
                                                (1983-1986); Vice President,
                                                Corporate Finance Department,
                                                Drexel Burnham Lambert (1986-1989).

Terry C. Matlack, 49       Director, Treasurer  Managing Director, KCEP; Managing                 3          Trendstar Investment
                           and Chief Financial  Director of the Adviser; formerly,                           Trust (open-end small
                           Officer since 2003,  President, GreenStreet Capital                               cap investment fund)
                           Chief Compliance     (1998-2001).
                           Officer since 2004

David J. Schulte, 44       President and Chief  Managing Director, KCEP (1993-               None
                           Executive Officer    present);  Managing Director of the
                           since 2003           Adviser. CFA  since 1992; Member,
                                                Corporate Governance Taskforce
                                                of CFA Institute.

Zachary A. Hamel, 39       Senior Vice          Partner/Senior Analyst with Fountain         None
                           President and        Capital (1997-present); Managing
                           Secretary since 2003 Director of the Adviser.

Kenneth P. Malvey, 40      Senior Vice          Partner/Senior Analyst, Fountain Capital     None
                           President and        Management (2002-present); Managing
                           Assistant Treasurer  Director of the Adviser. Formerly,
                           since 2003           Investment Risk Manager and member of
                                                the Global Office of Investments, GE
                                                Capital's Employers Reinsurance
                                                Corporation (1996-2002).

                                      S-17

------------------------------------
(1) As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered "interested persons" of the Company within the meaning of the 1940 Act.
(2) Each director also serves on the Board of Tortoise North American Energy Corporation, which is in the formation process and not yet operational as of the date of this Statement of Additional Information, and the Board of Tortoise Energy Capital Corporation, which commenced operations in May 2005.



         The Company has an audit committee that consists of three directors of the Company (the "Audit Committee") who are not "interested persons" of the Company within the meaning of the 1940 Act ("Independent Directors"). The Audit Committee members are Conrad S. Ciccotello (Chairman), Charles E. Heath and John
R. Graham. The Audit Committee's function is to oversee the Company's accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of independent auditors of the Company, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held four meetings in the fiscal year ended November 30, 2004.


         Directors and officers of the Company who are interested persons of the Company receive no salary or fees from the Company. For the current fiscal year, each Independent Director receives from the Company an annual retainer of $15,000 ($6,000 for the Chairman of the Audit Committee) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or committee meeting (or $1,000 for each committee meeting that is held on the same day as a Board meeting) he or she attends. Each Independent Director also receives $1,000 for each telephone committee meeting. No director or officer will be entitled to receive pension or retirement benefits from the Company.

         The table below sets forth the compensation paid to the directors by the Company for the fiscal year ended November 30, 2004.

                                                               AGGREGATE COMPENSATION FROM
                                      AGGREGATE                THE COMPANY AND FUND COMPLEX
NAME AND POSITION WITH THE        COMPENSATION FROM                 PAID TO DIRECTORS (3
          COMPANY                    THE COMPANY*                       COMPANIES1)
--------------------------        -----------------            -----------------------------


INDEPENDENT DIRECTORS
Conrad S. Ciccotello........           $18,000                           $55,000
John R. Graham..............           $18,000                           $55,000
Charles E. Heath............           $20,000                           $61,000


INTERESTED DIRECTORS
H. Kevin Birzer.............               $ 0                                $0
Terry C. Matlack............               $ 0                                $0

---------------------------

1 Estimated for the fiscal year ending November 30, 2005 for service on the boards of three registered investment companies.


         The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of the date of this Statement of Additional Information.

                                                                       AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                                 AGGREGATE DOLLAR RANGE OF          REGISTERED INVESTMENT COMPANIES
                              COMPANY SECURITIES BENEFICIALLY      OVERSEEN BY DIRECTOR IN FAMILY OF
     NAME OF DIRECTOR                OWNED BY DIRECTOR*             INVESTMENT COMPANIES (3 COMPANIES)
-------------------------     --------------------------------     -----------------------------------


INDEPENDENT DIRECTORS
Conrad S. Ciccotello.....            $50,001 - $100,000                  $50,001 - $100,000
John R. Graham...........              Over $100,000                        Over $100,000
Charles E. Heath.........              Over $100,000                        Over $100,000

INTERESTED DIRECTORS
H. Kevin Birzer..........              Over $100,000                        Over $100,000
Terry C. Matlack.........              Over $100,000                        Over $100,000


* As of June 30, 2005, the officers and directors of the Company, as a group, own less than 1% of any class of the Company's outstanding shares of stock.


CONTROL PERSONS


         As of June 30, 2005, the following persons owned of record or beneficially more than 5% of the Company's common shares:

        Stifel, Nicolaus & Company Inc. ...........................13.8%
        501 North Broadway
        St. Louis, MO 63102

        RBC Dain Rauscher Inc. ....................................11.3%
        1221 Avenue of the Americas
        New York, NY 10036

        First Clearing, LLC .......................................10.8%
        901 East Byrd St., 15th Floor
        Richmond, VA 23219

        Oppenheimer & Co. Inc. .................................... 6.7%
        125 Broad Street
        New York, NY 10004

        Lehman Brothers Inc. ...................................... 6.3%
        745 Seventh Avenue
        New York, NY 10019

        Charles Schwab & Co., Inc. ................................ 5.2%
        101 Montgomery Street
        San Francisco, CA  94104


INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

         The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

         Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or
(c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and
(b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

INVESTMENT ADVISER


         Tortoise Capital Advisors, LLC (the "Adviser") serves as the Company's investment adviser. The Adviser was formed by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners, L.C. ("KCEP") in October 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments. The Adviser is controlled equally by Fountain Capital and KCEP, each of which own half of all of the voting shares of the Adviser.

         Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Atlantic Asset Management LLC ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds.

         KCEP was formed in 1993 and is focused solely on managing two private equity funds. KCEP focuses on private equity investments, including investments in two natural resource infrastructure companies.


         The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. As of May 31, 2005, the Adviser had approximately $1.16 billion in assets under management in the energy infrastructure industry.


         Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Adviser, subject to overall supervision by the Board, manage the investments of the Company. The Adviser regularly provides the Company with investment research advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company.


         The investment management of the Company's portfolio will be the responsibility of a team of portfolio managers consisting of David J. Schulte,
H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Managers of the Adviser and will share responsibility for such investment management. It is the policy of the investment committee, that any one member can require the Adviser to sell a security and any one member can veto the committee's decision to invest in a security. Messrs. Matlack and Schulte are full-time employees of the Adviser. The other members of the investment committee are affiliates of, but not employees of, the Adviser. Members of the investment committee have significant responsibilities with KCEP and/or Fountain Capital. All members of the investment committee have undertaken to provide such services as necessary to fulfill the obligations of the Adviser to the Company.

         The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of May 31, 2005.

                                                                                                      NUMBER OF
                                                                                                  ACCOUNTS MANAGED
                                                                                                      IN WHICH
                                                                                                ADVISORY COMPENSATION
                             NUMBER OF OTHER                                                          IS BASED ON
                               REGISTERED                                                          PERFORMANCE OF
                               INVESTMENT           NUMBER OF OTHER                                THE ACCOUNT AND
                            COMPANY ACCOUNTS       POOLED INVESTMENT        NUMBER OF OTHER       THE TOTAL ASSETS
    NAME OF MANAGER             MANAGED*            VEHICLES MANAGED       ACCOUNTS MANAGED       IN SUCH ACCOUNTS
-----------------------     ----------------       -----------------       ----------------       ----------------
H. Kevin Birzer........      2($334,464,152)       7($334,715,401)        185($2,260,834,196)      2($55,966,363)
Zachary A. Hamel.......      2($334,464,152)       7($334,715,401)        185($2,260,834,196)      2($55,966,363)
Kenneth P. Malvey......      2($334,464,152)       7($334,715,401)        185($2,260,834,196)      2($55,966,363)
Terry C. Matlack.......      2($334,464,152)       3 ($38,355,830)        163  ($172,599,789)      0         ($0)
David J. Schulte.......      2($334,464,152)       3 ($38,355,830)        163  ($172,599,789)      0         ($0)

-------------------------------
* One of these investment companies is in the formation process and is not yet operational as of the date of this Statement of Additional Information.

         None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Company or any other of the managed accounts reflected in the table shown above. All such accounts are managed by the Adviser or KCEP. Messrs. Schulte and Matlack are full-time employees of the Adviser and receive a fixed salary for the services they provide. Messrs. Birzer, Hamel and Malvey are employees of Fountain Capital and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel and Malvey. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in either KCEP or Fountain Capital, the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser, KCEP or Fountain Capital.

         The following table sets forth the dollar range of equity securities of the Company beneficially owned by each of the portfolio managers as of the date of this Statement of Additional Information.


                                                 AGGREGATE DOLLAR RANGE OF COMPANY
             NAME OF MANAGER                 SECURITIES BENEFICIALLY OWNED BY MANAGER
-------------------------------------        ----------------------------------------
H. Kevin Birzer                                            Over $100,000
Zachary A. Hamel                                         $50,001-$100,000
Kenneth P. Malvey                                        $50,001-$100,000
Terry C. Matlack                                           Over $100,000
David J. Schulte                                           Over $100,000


         In addition to portfolio management services, the Adviser is obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, the Company pays to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock.

         The Adviser has agreed contractually to waive or reimburse the Company for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of average monthly Managed Assets through February 28, 2006 and 0.10% of average monthly Managed Assets through February 28, 2009.


         Because the management fees paid to the Adviser are based upon a percentage of the Company's Managed Assets, fees paid to the Adviser will be higher if the Company is leveraged; thus, the Adviser will have an incentive to leverage the Company. Because the fee reimbursement agreement is based on Managed Assets, to the extent the Company is engaged in leverage, the gross dollar amount of the Adviser's fee reimbursement obligations to the Company will increase. The Adviser intends to leverage the Company only when it believes it will serve the best interests of the stockholders. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days of the end of that quarter.


         For the Company's initial fiscal year beginning February 27, 2004 and ending November 30, 2004, the Adviser received $2,647,010 as compensation for advisory services and waived $640,855.

         The Advisory Agreement provides that the Company will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by the Company shall include, without implied limitation: (1) expenses of maintaining the Company and continuing its existence, (2) registration of the Company under the 1940 Act,
(3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore, (10) expenses of reports to governmental officers and commissions,
(11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Adviser's organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, or issuing and maintaining preferred stock or instruments evidencing indebtedness of the Company, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of common stock, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

         The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company's portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser's willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser's duties or standard of care, diligence and skill set forth in the Agreement or a material breach or default of the Adviser's obligations under the Advisory Agreement.

         The Advisory Agreement will continue in force until December 31, 2005, and from year to year thereafter, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Company. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by the Adviser or the Company, without penalty, on sixty (60) days' written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

         The Advisory Agreement was considered and approved by the Board, including a majority of the Independent Directors, at the organizational meeting of the Company held on December 12, 2003. In considering the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the terms of the agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the Company is in the best interests of the Company. In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser and met with senior advisory personnel. The Board also specifically considered the following as relevant to its determination to approve the Advisory Agreement: (1) the history, reputation, qualification and background of the Adviser and the team of analysts and portfolio managers responsible for the Company's investment program; (2) the Adviser's reliance on the personnel and resources of affiliates; (3) the unique nature of the product and the specialized expertise of the Adviser in a niche market (MLPs); (4) that the fee and expense ratios of the Company are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; and (5) other factors deemed relevant by the Board. The Board noted and approved that the fee rate would be applicable to all assets under management, including amounts attributable to leverage, and the potential conflict of the Adviser in determining the amount of leverage.

POTENTIAL CONFLICTS OF INTEREST


         The Adviser and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order.

         The Adviser also serves as investment adviser to Tortoise Energy Capital Corporation ("TYY"), a recently organized, nondiversified, closed-end investment management company, and managed accounts that invest in MLPs. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of the Company and other investment companies or accounts managed by the Adviser, the Company may compete with such companies or accounts for the same investment opportunities.


         It is possible that at times identical securities will be held by the Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Adviser seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Adviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the Company. In the event more than one account purchases or sells the same security as the Company on a given date, the purchases and sales will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion in accordance with the clients' various objectives and the Adviser's procedures. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

         Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in negotiated private placements of securities. The Company and the Adviser have applied to the SEC for exemptive relief to permit the Company and its affiliates to make such investments. There is no guarantee that the requested relief will be granted by the SEC. Unless and until the Company and the Adviser obtain an exemptive order, the Company will not co-invest with its affiliates in negotiated private placement transactions. Until the Company and the Adviser receive exemptive relief, the Advisor will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client's available cash and its investment objectives.

CODE OF ETHICS

         The Company and the Adviser have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company and the Adviser (the "Code"). Subject to certain limitations, the Code permits those officers, directors and designated employees of the Company and the Adviser ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Company. The Code contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as the Company. Among other things, the Code prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Code may be granted in particular circumstances after review by appropriate personnel.

         The Code of Ethics of the Company can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of the Company is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


                                 NET ASSET VALUE

         The Company will compute its net asset value for its shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. The Company makes its net asset value available for publication monthly. For purposes of determining the net asset value of a common share, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds, plus cash or other assets, including interest accrued but not yet received) less (1) all of its liabilities (including without limitation accrued expenses and both current and deferred income taxes), (2) accumulated and unpaid interest payments and dividends on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock. The net asset value per common share of the Company will equal the net asset value of the Company divided by the number of outstanding shares of common stock.

         Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the "Accounting Services Provider"), the Accounting Services Provider will value the assets in the Company's portfolio in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at "market value." Any other securities shall be valued at "fair value."

         Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.

         If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval at the next regularly scheduled Board meeting; otherwise approval of the Board shall be sought promptly. The Valuation Procedures provide for two preapproved methodologies. First, direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost initially. Second, securities that are convertible into publicly traded securities (i.e., convertible subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount initially determined with respect to each security based on the discount negotiated at the time of purchase. The foregoing methods for valuing privately placed securities may be used only as long as the Adviser believes they continue to represent fair value.

         In computing net asset value, the Company will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (1) the anticipated timing of required tax payments and (2) the impact of each on the treatment of distributions by the Company to its stockholders.

         The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which the Company invests will exceed the amount of taxable income allocable to the Company by such MLPs primarily as a result of depreciation and amortization deductions recorded by the MLPs. This may result, in effect, in a portion of the cash distribution received by the Company not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.


                             PORTFOLIO TRANSACTIONS

EXECUTION OF PORTFOLIO TRANSACTIONS

         The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

         The ability to invest in direct placements of MLP securities is critical to the Company's ability to meet its investment objective because of the limited number of MLP issuers available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, the Company may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.

         In evaluating placement agent proposals, the Company considers each broker's access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, the Company considers whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Company to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

         Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

PORTFOLIO TURNOVER


         The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through November 30, 2004, the Company's actual portfolio turnover rate was 1.39%. For the six months ended May 31, 2005, the portfolio turnover rate was 3.51%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's taxable income, possibly resulting in an increased tax liability, as well as increasing the Company's current and accumulated earnings profits resulting in a greater portion of the Company's distributions on its shares of common and preferred stock being treated as taxable dividends for federal income tax purposes. See "Certain Federal Income Tax Matters."



                  ADDITIONAL INFORMATION CONCERNING THE AUCTION

GENERAL

         Auction Agency Agreement. The Company has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of MMP Shares so long as the Applicable Rate for MMP Shares of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in Auctions for Series II MMP Shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of MMP Shares. One certificate for each series of MMP Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of MMP Shares contained in the Articles Supplementary of Money Market Cumulative Preferred Shares (the "Articles Supplementary"). The Company also will issue stop-transfer instructions to the transfer agent for MMP Shares. Prior to the commencement of the right of the holders of the MMP Shares to elect a majority of the Company's directors, as described in the "Description of MMP Shares - Voting Rights" section of the Prospectus, Cede & Co. will be the Holder of record of all MMP Shares and owners of such MMP Shares will not be entitled to receive certificates representing their ownership interest in such MMP Shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in MMP Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as non-fiduciary agent for the Company in connection with Auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of MMP Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Company) with respect to transfers described under "The Auction" in the Prospectus and notices from the Company. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Company will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Company may remove the Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         After each Auction for MMP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the

Company and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of MMP Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, MMP Shares will be placed by a Broker-Dealer if such MMP Shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such MMP Shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such MMP Shares as a result of the Auction or (iii) a valid Hold Order.

         The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Company) may participate in Auctions for its own account. However, the Company, by notice to all Broker-Dealers, may prohibit all Broker-Dealers from submitting Bids at Auctions for their own accounts, provided that they may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Company may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                       CERTAIN FEDERAL INCOME TAX MATTERS

         The following is a summary of certain material U.S. federal income tax considerations relating to the purchase, ownership and disposition of MMP Shares. The discussion generally applies only to holders of MMP Shares that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MMP Shares. This summary deals only with U.S. holders that hold MMP Shares as capital assets and who purchase MMP Shares in connection with this offering. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MMP Shares whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, a person who holds MMP Shares in a qualified tax deferred account such as an IRA, or a person who will hold MMP Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.

         This summary is based on the provisions of the Internal Revenue Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.

         As stated above, this discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of MMP Shares in light of such holder's particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of MMP Shares, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.

FEDERAL INCOME TAX TREATMENT OF THE COMPANY

         The Company will be treated as a regular C corporation for federal and state income tax purposes. The Company will compute and pay federal and state income tax on its taxable income. Thus, the Company will be subject to federal income tax on its taxable income at tax rates up to 35%. Additionally, in certain instances the Company could be subject to the federal corporate alternative minimum tax of 20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.

         As indicated above, the Company invests its assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partners must report as their income their proportionate share of the partnership's income. Thus, as a partner in MLPs, the Company will include its proportionate share of the MLPs' income in computing its federal taxable income, irrespective of whether any cash or other distributions are made by the MLP to the Company. Distributions by such MLPs will not be eligible for the dividends received deduction when received by the Company. The Company also takes into account in computing its taxable income any other items of Company income, gain, deduction or loss. The Company anticipates that these may include interest income earned on the Company's investment in debt securities, deductions for Company operating expenses and gain or loss recognized by the Company on the sale of MLP interests or any other security.


         As explained below, based upon the historic performance of MLPs, the Company anticipates initially that its proportionate share of the MLPs' taxable income will be significantly less than the amount of cash distributions received by the Company from the MLPs. In such case, the Company anticipates that it will not incur a current federal income tax on a significant portion of its cash flow, particularly after taking into account the Company's current operating expenses. If the MLPs' taxable income is greater than the MLPs' cash distributions, the Company will incur a greater current federal income tax liability, possibly in excess of the cash distributions it receives.


         The Company anticipates that each year it will turn over a certain portion of its investment assets. The Company will recognize gain or loss on the disposition of all or a portion of its interest in MLPs in an amount equal to the difference between the sales price and the Company's basis in the MLP interests sold. To the extent the Company received MLP cash distributions in excess of the taxable income reportable by the Company with respect to the respective MLP interest, the Company's basis in the MLP interest will be reduced and the Company's gain on the sale of such MLP interest will be increased.

         The Company has not elected to be treated as a regulated investment company under the federal income tax laws. The federal income tax laws generally provide that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and capital gains to its stockholders. The regulated investment company taxation rules have no application to the Company or stockholders of the Company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF MMP SHARES


         Under present law, the Company believes that MMP Shares will constitute stock of the Company, and thus distributions with respect to MMP Shares (other than distributions in redemption of MMP Shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of the Company's current or accumulated earnings and profits allocable to such shares, as calculated for federal income tax purposes. Earnings and profits are generally treated, for federal income tax purposes, as first being allocable to distributions on the MMP Shares and then to the extent remaining, if any, to distributions on the Company's common stock. Dividends generally will be taxable as ordinary income to holders, but are expected to be treated as "qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate investors, as described below. In the case of corporate holders of MMP Shares, subject to applicable requirements and limitations, dividends may be eligible for the dividends received deduction available to corporations under Section 243 of the Internal Revenue Code. Distributions in excess of the Company's earnings and profits allocable to MMP Shares, if any, will first reduce a shareholder's adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. Because the Company has elected not to be treated as a regulated investment company under the Internal Revenue Code, the Company is not entitled to designate dividends made with respect to the common shares and the MMP Shares as capital gain distributions.


         Qualified dividend income received by individual and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder's holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the MMP Shares. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.


         Distributions on MMP Shares treated for federal income tax purposes as from the Company's current or accumulated earnings and profits are also expected to be eligible for the dividends received deduction available to corporate stockholders. Corporate stockholders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the MMP Shares, which holding period may be reduced if the stockholder engages in risk reduction transactions with respect to its MMP Shares. Corporate stockholders should consult their own tax advisors regarding the application of these limitations to their particular situation.


         The Company will notify shareholders annually as to the federal income tax status of Company distributions to them.


         Sale or Redemption of MMP Shares. The sale of MMP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of MMP Shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such MMP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss and will be long-term capital gain or loss if the MMP Shares were held for more than one year. Similarly, a redemption by the Company (including a redemption resulting from liquidation of the Company), if any, of all the MMP Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of common stock in the Company, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

         Capital gain or loss will generally be long-term capital gain or loss if the MMP Shares were held for more than one year and will be short-term capital gain or loss if the disposed MMP Shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. stockholder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum tax rate on capital gain for noncorporate stockholders is scheduled to increase to 20% for taxable years after 2008. For corporate stockholders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A stockholder's ability to deduct capital losses for federal income tax purposes may be limited.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

         An MLP that satisfies the Qualifying Income rules, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership's income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well - capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level - that of the partner.

         The Internal Revenue Code generally requires "publicly-traded partnerships" to be treated as corporations for federal income tax purposes. However, if the publicly-traded partnership satisfies certain requirements and does not elect otherwise, the publicly-traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must receive each year 90% or more of its gross income from specified sources of Qualifying Income.

         Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber). This means that most MLPs today are in energy, timber, or real estate related businesses.

         Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other distributions from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP interest, capital gain. The investor's original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income or gain.

         It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed.

         The partner generally will not be taxed on distributions until (1) his basis reaches zero; or (2) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions. When the units are sold, the difference between the sales price and the investor's adjusted basis is the gain or loss for federal income tax purposes.

         At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor's share of each item of partnership income, gain, loss, deduction and credit. The investor will use that information to figure the investor's taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate. If there is a net loss derived from the MLP, it is generally considered a "passive loss" under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.

         Because the Company is a corporation, the Company, and not its stockholders, will report the income or loss of the MLPs. Thus, the Company's stockholders will not have to deal with any Schedule K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from the Company. In addition, due to the Company's anticipated broad public ownership, the Company does not expect to be subject to the passive activity loss limitation rules mentioned in the preceding paragraph.

INFORMATION REPORTING AND BACKUP WITHHOLDING

         The Company may be required to withhold for U.S. federal income tax purposes a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Company with their correct taxpayer identification number or who fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding (or if the Company has been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

OTHER TAXATION

         Non-U.S. shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty.

         Investors are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MMP Shares.


                              PROXY VOTING POLICIES

         The Company and the Adviser have adopted proxy voting policies and procedures ("Proxy Policy"), which they believe are reasonably designed to ensure that proxies are voted in the best interests of the Company and its stockholders. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. Because of the unique nature of MLPs in which the Company primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

         In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders.

         The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

         If a request for proxy presents a conflict of interest between the Company's stockholders on one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Company, on the other hand, Company management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

         Information regarding how the Company voted proxies for the period from its commencement of operations through June 30, 2004, is available by calling the Company at 1-888-728-8784. You may also access this information on the Securities and Exchange Commission's website at http://www.sec.gov. The Company's website at www.tortoiseenergy.com provides a link to all of its reports on the Commission's website.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP serves as the independent registered public accounting firm for the Company. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Company's filings with the Commission.

                                    CUSTODIAN

         U.S. Bank National Association, 425 Walnut Street, Cincinnati, OH 45202 serves as the custodian of the Company's cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.


                               INTERNAL ACCOUNTANT


         U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as the Company's internal accountant. For its services, the Company pays U.S. Bancorp a fee computed at $24,500 for the first $50 million of the Company's Managed Assets, 0.0125% on the next $200 million of Managed Assets and 0.0075% on the balance of the Company's Managed Assets. For the period beginning February 27, 2004 through November 30, 2004, the Company paid U.S. Bancorp $40,061 for internal accounting services.



                             ADDITIONAL INFORMATION


         A Registration Statement on Form N-2, including amendments thereto, relating to the Series II MMP Shares offered hereby, has been filed by the Company with the Commission. The Company's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to the Company and the offering of the Series II MMP Shares. Statements contained in the Company's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
TORTOISE ENERGY INFRASTRUCTURE CORPORATION

         We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (the Company), including the schedule of investments, as of November 30, 2004, and the related statements of operations, changes in net assets, and cash flows, and financial highlights for the period from February 27, 2004 (commencement of operations) through November 30, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2004, the results of its operations, changes in its net assets, its cash flows, and its financial highlights for the period from February 27, 2004 (commencement of operations) through November 30, 2004, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Kansas City, Missouri
January 7, 2005

                              FINANCIAL STATEMENTS

             AUDITED FINANCIAL STATEMENTS, AS OF NOVEMBER 30, 2004,
         FOR THE PERIOD FROM FEBRUARY 27, 2004 THROUGH NOVEMBER 30, 2004

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                             SCHEDULE OF INVESTMENTS

                                                                                         NOVEMBER 30, 2004
                                                                                 ---------------------------------
                                                                                    SHARES              VALUE
                                                                                 ----------------  ---------------
MASTER LIMITED PARTNERSHIPS -  149.09%+

Coal - 3.98%+
   Natural Resource Partners L.P.                                                  253,700          $   13,395,360
                                                                                                    --------------

Crude/Refined Products Pipelines - 90.82%+
   Buckeye Partners, L.P.                                                          407,300              16,727,811
   Enbridge Energy Partners, L.P.                                                  419,200              20,821,664
   Holly Energy Partners, L.P.                                                     427,070              14,217,160
   Kaneb Pipe Line Partners, L.P.                                                  412,000              24,699,400
   Kinder Morgan Energy Partners, L.P.                                              59,200               2,690,048
   Kinder Morgan Management, LLC #                                                 883,599              36,095,019
   K-Sea Transportation Partners L.P.                                               65,600               2,227,120
   Magellan Midstream Partners, L.P.                                               841,637              49,000,106
   Pacific Energy Partners, L.P.                                                   656,500              18,441,085
   Plains All American Pipeline, L.P.                                              767,335              28,337,682
   Plains All American Pipeline, L.P. ^                                            486,855              16,898,737
   Sunoco Logistics Partners, L.P.                                                 838,200              33,829,752
   TEPPCO Partners, L.P.                                                           613,300              24,072,025
   Valero, L.P.                                                                    294,700              17,605,378
                                                                                                    --------------
                                                                                                       305,662,987
                                                                                                    --------------
Natural Gas/Natural Gas Liquid Pipelines - 16.11%+
   Enterprise Products Partners, L.P.                                            1,937,510              47,449,620
   Northern Border Partners, L.P.                                                  142,100               6,754,013
                                                                                                    --------------
                                                                                                        54,203,633
                                                                                                    --------------
Natural Gas Gathering/Processing - 26.67%+
   Copano Energy, LLC*                                                             170,500               4,207,940
   Energy Transfer Partners, L.P.                                                  918,444              49,577,607
   Markwest Energy Partners, L.P.                                                  226,100              10,748,794
   Markwest Energy Partners, L.P. ^                                                579,710              25,217,385
                                                                                                    --------------
                                                                                                        89,751,726
                                                                                                    --------------
Propane Distribution - 11.51%+
   Inergy, L.P.                                                                  1,300,000              38,116,000
   Inergy, L.P. ^                                                                   24,861                 637,934
                                                                                                    --------------
                                                                                                        38,753,934
                                                                                                    --------------
   Total Master Limited Partnerships (Cost $423,182,650)                                               501,767,640
                                                                                                    --------------

                                                                           PRINCIPAL AMOUNT
                                                                           ----------------
PROMISSORY NOTES - 2.26%+
   K-Sea Transportation Partners L.P. - Unregistered, 8.000%, Due
      03/31/2009 (Cost $7,593,556)^@                                            $7,698,458               7,593,556
                                                                                                    --------------

                                                                                SHARES
                                                                           ----------------
INVESTMENT COMPANIES - 0.95%+
   First American Government Obligations Money Market Fund -
      Class Y (Cost $3,209,326)                                                  3,209,326               3,209,326
                                                                                                    --------------

TOTAL INVESTMENTS - 152.30%+ (COST $433,985,532)                                                       512,570,522

Interest Rate Swap Contracts - 0.06%+
   $60,000,000 notional, Matures 7/10/2007 - Unrealized
      Depreciation                                                                                         (82,599)

                                                                                         NOVEMBER 30, 2004
                                                                                 ---------------------------------
                                                                                    SHARES              VALUE
                                                                                 ----------------  ---------------
   $50,000,000 notional, Matures 7/17/2007 - Unrealized
      Depreciation                                                                                        (125,931)
                                                                                                    ---------------
                                                                                                          (208,530)
                                                                                                    ---------------

   Liabilities in Excess of Other Assets - (41.84%)+                                                  (140,809,449)
                                                                                                     --------------

   Preferred Shares at Redemption Value - (10.40%)+                                                    (35,000,000)
                                                                                                    ---------------

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS - 100.00%+                                         $336,552,543
                                                                                                    ==============

------------------------------------
Footnotes and Abbreviations
+        Calculated as a percentage of net assets.
*        Non-Income producing security.
^ Fair valued securities represent a total market value of $50,347,612 which represents 14.96% of net assets.
#        Security distributions are paid in kind.
@ Security is a variable rate instrument. Interest rate is as of November 30, 2004.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                        STATEMENT OF ASSETS & LIABILITIES

                                                                                       NOVEMBER 30, 2004
                                                                              ---------------------------------
ASSETS
   Investments at value (cost $433,985,532)                                              $512,570,522
   Cash                                                                                     4,278,840
   Receivable for Adviser reimbursement                                                       183,137
   Interest receivable                                                                         24,031
   Prepaid expenses and other assets                                                        1,889,685
                                                                                         ------------
      Total assets                                                                        518,946,215
                                                                                         ------------

LIABILITIES
   Payable to Adviser                                                                         756,435
   Dividend payable on preferred stock                                                         42,486
   Dividend payable on common stock                                                         5,454,186
   Accrued expenses and other liabilities                                                     602,017
   Unrealized depreciation on interest rate swap contracts                                    208,530
   Deferred tax liability                                                                  30,330,018
   Auction rate senior notes payable:
      Series A, due July 15, 2044                                                          60,000,000
      Series B, due July 15, 2044                                                          50,000,000
                                                                                         ------------
      Total liabilities                                                                   147,393,672
                                                                                         ------------

PREFERRED STOCK
   $25,000 liquidation value per share applicable to 1,400 outstanding shares
      (7,500 shares authorized)                                                            35,000,000
                                                                                         ------------
      Net assets applicable to common stockholders                                       $336,552,543
                                                                                         ============

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
   Capital stock, $0.001 par value; 12,684,154 shares issued and outstanding
      (100,000,000 shares authorized)                                                    $     12,684
   Additional paid-in capital                                                             288,948,032
   Accumulated net investment loss, net of deferred tax benefit                              (243,288)
   Accumulated realized loss, net of deferred tax benefit                                     (34,027)
   Net unrealized gain on investments and interest rate swap contracts, net
      of deferred tax expense                                                              47,869,142
                                                                                         ------------
      Net assets applicable to common shareholders                                       $336,552,543
                                                                                         ============
   Net Asset Value per common share outstanding (net assets applicable to
      common shares, divided by common shares outstanding)                               $      26.53
                                                                                         ============

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                             STATEMENT OF OPERATIONS

                                                                                             PERIOD FROM
                                                                                        FEBRUARY 27, 2004(1)
                                                                                               THROUGH
                                                                                          NOVEMBER 30, 2004
                                                                                        --------------------
INVESTMENT INCOME:
   Distributions from master limited partnerships                                           $  2,542,488
   Dividends from money market mutual funds                                                      187,689
   Interest                                                                                      845,641
                                                                                            ------------
      TOTAL INVESTMENT INCOME                                                                  3,575,818
                                                                                            ------------

EXPENSES:
   Advisory fees                                                                               2,647,010
   Organizational expenses                                                                       249,003
   Professional fees                                                                             317,864
   Administrator fees                                                                            188,608
   Directors' fees                                                                                68,480
   Reports to Stockholders                                                                        60,175
   Fund accounting fees                                                                           40,061
   Custodian fees and expenses                                                                    40,060
   Registration fees                                                                              28,623
   Stock transfer agent fees                                                                      10,002
   Other expenses                                                                                 52,797
                                                                                            ------------
      Total expenses before interest expense and auction agent fees                            3,702,682
                                                                                            ------------
   Interest expense on auction rate senior notes                                                 768,645
   Auction agent fees                                                                            144,178
                                                                                            ------------
                                                                                                 912,823
      TOTAL EXPENSES                                                                           4,615,506
                                                                                            ------------

   Less, expense reimbursement by Adviser                                                       (640,855)
                                                                                            ------------
      NET EXPENSES                                                                             3,974,651
                                                                                            ------------

NET INVESTMENT LOSS, BEFORE DEFERRED TAX BENEFIT                                                (398,833)
        Deferred tax benefit                                                                     155,545
                                                                                            ------------

NET INVESTMENT LOSS                                                                             (243,288)
                                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                                              312,748
   Net realized loss on interest rate swap settlements                                          (368,530)
                                                                                            ------------
      Net realized loss, before deferred tax benefit                                             (55,782)
           Deferred tax benefit                                                                   21,755
                                                                                            ------------
               Net realized loss on investments and interest rate swap
               settlements                                                                       (34,027)
                                                                                            ------------

Net change in unrealized appreciation of investments                                          78,584,990

Net change in unrealized depreciation of interest rate swap contracts                           (208,530)
                                                                                            ------------
   Net change in unrealized gain, before deferred tax expense                                 78,376,460
      Deferred tax expense                                                                   (30,507,318)
                                                                                            ------------
        Net change in unrealized appreciation of investments and interest rate
           swap contracts                                                                     47,869,142
                                                                                            ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                               47,835,115
                                                                                            ------------
DIVIDENDS TO PREFERRED STOCKHOLDERS                                                             (152,568)
                                                                                            ------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM
   OPERATIONS                                                                               $ 47,439,259
                                                                                            ============

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             PERIOD FROM
                                                                                        FEBRUARY 27, 2004(1)
                                                                                               THROUGH
                                                                                          NOVEMBER 30, 2004
                                                                                        --------------------
OPERATIONS:
   Net investment loss                                                                      $   (243,288)
   Net realized loss on investments and interest rate swap settlements                           (34,027)
   Net change in unrealized appreciation of investments and interest rate swap contracts      47,869,142
   Dividends to preferred stockholders                                                          (152,568)
                                                                                            ------------
      Net increase in net assets applicable to common stockholders resulting from
        operations                                                                            47,439,259
                                                                                            ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS:
   Net investment income                                                                              --
   Return of capital                                                                         (12,278,078)
                                                                                            ------------
      Total dividends to common stockholders                                                 (12,278,078)
                                                                                            ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from initial public offering of 11,000,000 common shares                         275,000,000
   Proceeds from issuance of 1,600,000 common shares in connection with exercising an overallotment option granted to underwriters of the initial
      public offering                                                                         40,000,000
   Underwriting discounts and offering expenses associated with the issuance of common
      stock                                                                                  (14,705,165)
   Underwriting discounts and offering expenses associated with the issuance of preferred
      stock                                                                                     (725,000)
   Issuance of 61,107 common shares from reinvestment of dividend distributions to
      stockholders                                                                             1,453,105
                                                                                            ------------
      Net increase in net assets, applicable to common stockholders, from capital share
        transactions                                                                         301,022,940
                                                                                            ------------
Total increase in net assets applicable to common stockholders                               336,184,121

NET ASSETS:
   Beginning of period                                                                           368,422
                                                                                            ------------
   End of period                                                                            $336,552,543
                                                                                            ============
   Accumulated net investment loss, net of deferred tax benefit, at November 30, 2004       $   (243,288)
                                                                                            ============

------------------------------------
(1) Commencement of Operations.


               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                             STATEMENT OF CASH FLOWS

                                                                                             PERIOD FROM
                                                                                        FEBRUARY 27, 2004(1)
                                                                                               THROUGH
                                                                                          NOVEMBER 30, 2004
                                                                                        --------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Distributions received from master limited partnerships                                 $  14,304,509
   Interest income received                                                                      810,088
   Interest income received from money market funds                                              187,689
   Purchases of long term investments                                                       (445,922,215)
   Proceeds from sale of investments                                                           3,708,544
   Net purchases of short term investments                                                    (3,209,614)
   Payments for interest rate swap settlements                                                  (368,530)
   Interest expense paid                                                                        (606,655)
   Operating expenses paid                                                                    (2,829,735)
                                                                                           -------------
      Net cash used in operating activities                                                 (433,925,919)
                                                                                           -------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock                                                                  315,000,000
   Issuance of auction rate senior notes payable                                             110,000,000
   Issuance of preferred stock                                                                35,000,000
   Common stock issuance costs                                                               (14,705,165)
   Debt issuance costs                                                                        (1,435,500)
   Preferred stock issuance costs                                                               (542,129)
   Dividends paid to preferred stockholders                                                     (110,082)
   Dividends paid to common stockholders                                                      (5,370,787)
                                                                                           -------------
      Net cash provided by financing activities                                              437,836,337
                                                                                           -------------
   Net decrease in cash                                                                        3,910,418
   Cash--beginning of period                                                                     368,422
                                                                                           -------------
   Cash--end of period                                                                     $   4,278,840
                                                                                           =============
RECONCILIATION OF NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
   RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
   Net increase in net assets, applicable to common stockholders, resulting from
      operations                                                                           $  47,439,259
      Adjustments to reconcile net increase in net assets, applicable to common stockholders, resulting from operations to net cash used in operating activities:
        Purchases of long-term investments, net of return of capital adjustments            (434,160,194)
        Proceeds from sales of investments                                                     3,708,544
        Net purchases of short term investments                                               (3,209,614)
        Deferred income taxes                                                                 30,330,018
        Net change in unrealized appreciation on investments and interest rate swap
           contracts                                                                         (78,376,460)
        Realized gains on investments                                                           (312,748)
        Accretion of discount on investments                                                     (11,522)
        Amortization of debt issuance costs                                                       13,659
        Dividends to preferred stockholders                                                      152,568
        Changes in operating assets and liabilities:
           Increase in interest receivable                                                       (24,031)
           Increase in prepaid expenses and other assets                                        (467,842)
           Increase in payable to Adviser                                                        573,298
           Increase in accrued expenses and other liabilities                                    419,146
                                                                                           -------------
              Total adjustments                                                             (481,365,178)
                                                                                           -------------

                                                                                             PERIOD FROM
                                                                                        FEBRUARY 27, 2004(1)
                                                                                               THROUGH
                                                                                          NOVEMBER 30, 2004
                                                                                        --------------------
Net cash used in operating activities                                                      $(433,925,919)
                                                                                           =============

NON-CASH FINANCING ACTIVITIES:
   Reinvestment of distributions to common stockholders                                    $   1,453,105
                                                                                           =============

------------------------------------

(1) Commencement of Operations.

               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                              FINANCIAL HIGHLIGHTS

                                                                                             PERIOD FROM
                                                                                        FEBRUARY 27, 2004(1)
                                                                                               THROUGH
                                                                                          NOVEMBER 30, 2004
                                                                                        --------------------
PER COMMON SHARE DATA(2)
   Net asset value, beginning of period
      Public offering price                                                                $       25.00
      Underwriting discounts and offering costs on initial public offering                         (1.17)
      Underwriting discounts and offering costs on issuance of preferred stock                     (0.06)
   Income from investment operations:
      Net investment loss                                                                          (0.03)
      Net realized and unrealized gain on investments                                               3.77
                                                                                           -------------
        Total increase from investment operations                                                   3.74
                                                                                           -------------
   Less dividends to preferred stockholders:
      Net investment income                                                                           --
      Return of capital                                                                            (0.01)
                                                                                           -------------
        Total dividends to preferred stockholders                                                  (0.01)
                                                                                           -------------
   Less dividends to common stockholders:
      Net investment income                                                                           --
      Return of capital                                                                            (0.97)
                                                                                           -------------
        Total dividends to common stockholders                                                     (0.97)
                                                                                           ------------
   Net asset value, end of period                                                          $       26.53
                                                                                           =============
   Per common share market value, end of period                                            $       27.06
   Total investment return based on market value(3)                                                12.51%

SUPPLEMENTAL DATA AND RATIOS
   Net assets applicable to common stockholders, end of period (000's)                     $     336,553
   Ratio of expenses to average net assets before waiver: (4)(5)                                    2.01%
   Ratio of expenses to average net assets after waiver: (4)(5)                                     1.73%
   Ratio of expenses, without regard to non-recurring organizational expenses, to
      average net assets before waiver: (4)(5)                                                      1.90%
   Ratio of expenses, without regard to non-recurring organizational expenses, to
      average net assets after waiver: (4)(5)                                                       1.62%
   Ratio of net investment loss to average net assets before waiver: (4)(5)                        (0.45)%
   Ratio of net investment loss to average net assets after waiver: (4)(5)                         (0.17)%
   Portfolio turnover rate                                                                          1.39%
   Tortoise Auction Rate Senior Notes, end of period (000's)                               $     110,000
   Per common share amount of borrowings outstanding at end of period                      $        8.67
   Per common share amount of net assets, excluding borrowings, at end of period           $       35.21
   Asset coverage, per $1,000 of principal amount of auction rate senior notes
      Series A                                                                             $       4,378
      Series B                                                                             $       4,378
   Asset coverage ratio of auction rate senior notes(6)                                              438%

------------------------------------
(1)      Commencement of operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)      Annualized.
(5) The expense ratios and net investment income ratios do not reflect the effect of dividend payments to preferred stockholders.
(6) Represents value of total assets less all liabilities and indebtedness not represented by Tortoise auction rate senior notes and MMP Shares at the end of the period divided by Tortoise auction rate senior notes outstanding at the end of the period.


               See Accompanying Notes to the Financial Statements

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2004

1.       Organization

         Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company's shares are listed on the New York Stock Exchange under the symbol "TYG".

2.       Significant Accounting Policies

         A. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         B. Investment Valuation - The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

         The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issuance, securities with similar yields, quality, type of issue, coupon, duration and rating.

         The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company's portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using a fair value procedure.

         The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

         C. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company's investments in master limited partnerships ("MLPs") generally are comprised of income and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

         D. Dividends to Stockholders - Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company's dividend, for book purposes, is comprised entirely of return of capital as a result of the current period net loss incurred by the Company. For tax purposes, the Company estimates the current dividend to common stockholders is also comprised of 100% return of capital for the current fiscal year. The Company is unable to make final determinations as to the tax character of the dividend to common stockholders until after the end of the calendar year. The Company will inform stockholders of the final character of the dividend during January 2005.

         Dividends to preferred stockholders are based on a variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued for the subsequent 28 day period on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.

         E. Federal Income Taxation - The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP's taxable income in computing its own taxable income. The Company's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

         F. Organization Expenses, Offering and Debt Issuance Costs - The Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.

         G. Derivative Financial Instruments - The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.

         H. Indemnifications - Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.       Concentration of Risk

         The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.       Agreements

         The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) ("Managed Assets"), in exchange for the investment advisory services provided. For the period following the commencement of the Company's operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

         The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

         U.S. Bank N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5.       Income Taxes

         Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company's deferred tax assets and liabilities as of November 30, 2004, are as follows:

Deferred tax assets:
Organization costs...................................     $      82,478
Net operating loss carryforwards.....................         1,086,392
                                                          -------------
                                                              1,168,870
                                                          -------------
Deferred tax liabilities:
Unrealized gains on investment securities and
   interest rate swap contracts......................        30,507,318
Basis of investment in MLPs..........................           991,570
                                                          -------------
                                                             31,498,888
                                                          -------------
Total net deferred tax liability.....................       $30,330,018
                                                          =============


         For the period from February 27, 2004 to November 30, 2004, the components of income tax expense include $27,285,901 and $3,110,771 for deferred federal and state income taxes, respectively, as well as a reduction of the Company's valuation allowance as of February 27, 2004 in the amount of $66,654. At November 30, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,786,000. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ended November 30, 2024.


         Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

Application of statutory income tax rate.............     $  27,272,646
State income taxes...................................         3,037,849
Change in deferred tax valuation allowance...........           (66,654)
Other, net...........................................            86,177
                                                          -------------
Total................................................     $  30,330,018
                                                          =============

         At November 30, 2004, the Company did not record a valuation allowance against its deferred tax assets.

         At November 30, 2004, the cost basis of investments for federal income tax purposes was $431,443,044. At November 30, 2004, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

                    Gross unrealized appreciation.........$  81,127,478
                    Gross unrealized depreciation.........           --
                                                          -------------
                    Net unrealized appreciation...........$  81,127,478
                                                          =============

6.       Investment Transactions

         For the period ended November 30, 2004, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $445,922,215 and $3,708,544 (excluding short-term debt securities and interest rate swaps), respectively.

7.       Auction Rate Senior Notes

         The Company has issued $60,000,000 and $50,000,000 aggregate principal amount of auction rate senior notes Series A and Series B, respectively (collectively, the "Notes"). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

         Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of November 30, 2004 were 2.25% and 2.35%, respectively. The weighted average interest rates for Series A and Series B for the period from July 15, 2004 (issuance date) through November 30, 2004, were 2.03% and 2.05%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes' prospectus. Generally, each rate period will be 28 days. The Notes will not be listed on any exchange or automated quotation system.

         The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company's rating agency guidelines in a timely manner.

         The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company's outstanding preferred shares; (2) senior to all of the Company's outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

8.       Preferred Stock


         The Company has 10,000,000 authorized preferred shares, of which 1,400 shares (MMP Shares) are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.


         Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of November 30, 2004 was 2.55%. The weighted average dividend rate for the period from September 16, 2004 (issuance date) through November 30, 2004, was 2.31%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

         The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company's rating agency guidelines in a timely manner.

         The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred shares or the holders of common shares.

9.       Interest Rate Swap Contracts

         The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company's leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the principal amount of the outstanding auction rate senior notes or 200% asset coverage of the liquidation value of outstanding preferred shares or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of November 30, 2004, were as follows:


                                                         FIXED RATE           FLOATING RATE             UNREALIZED
                        TERMINATION       NOTIONAL        PAID BY              RECEIVED BY             APPRECIATION/
   COUNTERPARTY            DATE            AMOUNT       THE COMPANY            THE COMPANY            (DEPRECIATION)
   ------------         -----------       --------      -----------           -------------           --------------
U.S. Bank, N.A.         07/10/2007        $60,000,000      3.54%        1 month U.S. Dollar LIBOR       $ (82,599)
U.S. Bank, N.A.         07/17/2007         50,000,000      3.56%        1 month U.S. Dollar LIBOR        (125,931)
                                                                                                        ----------
                                                                                                        $(208,530)
                                                                                                        ==========

10.      Common Stock

         The Company has 100,000,000 shares of beneficial interest authorized and 12,684,154 shares outstanding at November 30, 2004. Transactions in common shares for the period February 27, 2004 through November 30, 2004, were as follows:

   Beginning shares........................................        23,047
   Shares sold through initial public offering and
      exercise of over allotment options...................    12,600,000
   Shares issued through reinvestment of dividends.........        61,107
                                                            -------------
   Ending shares...........................................    12,684,154
                                                            =============

11.      Subsequent Events

         On December 1, 2004 the Company paid a dividend in the amount of $0.43 per share, for a total of $5,454,186. Of this total, the dividend reinvestment amounted to $1,105,225.

         Effective November 10, 2004, the Company's Board of Directors approved an additional common stock offering. The Company received net proceeds of $46,244,961 and issued 1,755,027 shares on December 22, 2004, in connection with this offering.

                         UNAUDITED FINANCIAL STATEMENTS,
                   AS OF MAY 31, 2005 FOR THE SIX MONTHS ENDED
                                  MAY 31, 2005

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                     MAY 31, 2005
                                                                          -----------------------------------
                                                                            SHARES                  VALUE
                                                                          ---------              ------------
COMMON STOCK - 0.63%+

NATURAL GAS GATHERING/PROCESSING - 0.63%+
   Crosstex Energy, Inc. (Cost $2,263,977)                                   56,536              $  2,587,087
                                                                                                 ------------
MASTER LIMITED PARTNERSHIPS - 153.45% +

COAL - 1.88%+
   Natural Resource Partners, L.P.                                          132,800                 7,724,976
                                                                                                 ------------
SHIPPING - 1.02%+
   K-Sea Transportation Partners, L.P.                                       71,300                 2,374,290
   U.S. Shipping Partners, L.P.                                               2,000                    51,200
   Teekay LNG Partners, L.P.                                                 67,200                 1,772,064
                                                                                                 ------------
                                                                                                    4,197,554
                                                                                                 ------------
CRUDE/REFINED PRODUCTS PIPELINES - 99.35%+
   Buckeye Partners, L.P.                                                   641,282                28,537,049
   Enbridge Energy Partners, L.P.                                           419,200                21,626,528
   Enbridge Energy Partners, L.P. ^                                         501,300                24,247,881
   Holly Energy Partners, L.P.                                              427,070                17,381,749
   Kaneb Pipe Line Partners, L.P.                                           414,500                25,421,285
   Kinder Morgan Management, LLC #                                        1,390,743                61,985,416
   Magellan Midstream Partners, L.P.                                      1,683,274                52,888,469
   Magellan Midstream Partners, L.P. ^                                      521,739                15,213,909
   Pacific Energy Partners, L.P.                                            656,500                20,417,150
   Plains All American Pipeline, L.P.                                       794,100                33,534,843
   Plains All American Pipeline, L.P. ^                                     486,855                20,253,168
   Sunoco Logistics Partners, L.P.                                          934,625                34,721,319
   TEPPCO Partners, L.P.                                                    812,245                33,586,331
   Valero, L.P.                                                             294,700                17,817,562
                                                                                                 ------------
                                                                                                  407,632,659
                                                                                                 ------------
NATURAL GAS/NATURAL GAS LIQUID PIPELINES - 13.41%+
   Enterprise Products Partners, L.P.                                     1,852,300                47,604,110
   Northern Border Partners, L.P.                                           155,200                 7,387,520
                                                                                                 ------------
                                                                                                   54,991,630
                                                                                                 ------------
NATURAL GAS GATHERING/PROCESSING - 23.76%+
   Copano Energy, LLC                                                        91,950                 2,744,708
   Energy Transfer Partners, L.P.                                         1,804,600                57,007,314
   Hiland Partners, L.P.                                                     36,548                 1,279,180
   Markwest Energy Partners, L.P.                                           226,100                10,898,020
   Markwest Energy Partners, L.P. ^                                         579,710                25,565,211
                                                                                                 ------------
                                                                                                   97,494,433
                                                                                                 ------------
PROPANE DISTRIBUTION - 14.03%+
   Inergy, L.P.                                                           1,732,220                54,253,130
   Inergy, L.P. ^                                                           118,414                 3,285,988
                                                                                                 ------------
                                                                                                   57,539,118
                                                                                                 ------------
Total Master Limited Partnerships (Cost $498,088,636)                                             629,580,370
                                                                                                 ------------

                                      F-17

                                                                                     MAY 31, 2005
                                                                          -----------------------------------
                                                                            SHARES                  VALUE
                                                                          ---------              ------------
                                                                          PRINCIPAL
                                                                           AMOUNT
                                                                          ---------
PROMISSORY NOTES - 1.71%+
SHIPPING - 1.71%+
   K-Sea Transportation Partners L.P. - Unregistered, 8.320%,
      Due 03/31/2009
   (Cost $7,018,741) ^ @                                                 $7,106,259                 7,018,741
                                                                                                 ------------
                                                                            SHARES
                                                                         ----------
SHORT TERM INVESTMENTS - 5.69%+
   First American Prime Obligations Money Market Fund - Class Z          11,665,034                11,665,034
   First American Treasury Obligations Money Market Fund -
      Class Z                                                            11,665,034                11,665,034
                                                                                                 ------------

      Total Short Term Investments (Cost $23,330,068)                                              23,330,068
                                                                                                 ------------

TOTAL INVESTMENTS - 161.48% + (COST $530,701,422)                                                 662,516,266

AUCTION RATE SENIOR NOTES - (40.22%)+                                                            (165,000,000)

INTEREST RATE SWAP CONTRACTS - (0.50%)+
   $165,000,000 notional - Unrealized Depreciation                                                 (2,045,510)
                                                                                                 ------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (12.23%)+                                                 (50,186,291)
                                                                                                 ------------

PREFERRED SHARES AT REDEMPTION VALUE - (8.53%)+                                                   (35,000,000)
                                                                                                 ------------

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS - 100.00%+                                    $410,284,465
                                                                                                 ============

---------------------
Footnotes and Abbreviations
+        Calculated as a percentage of net assets.
^ Fair valued securities represent a total market value of $95,584,898 which represents 23.30% of net assets.
#        Security distributions are paid in kind.
@ Security is a variable rate instrument. Interest rate is as of May 31, 2005.

               See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                  STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)


                                                                                               MAY 31, 2005
                                                                                            ------------------
ASSETS
   Investments at value (cost $530,701,422)                                                    $662,516,266
   Cash                                                                                           5,642,583
   Receivable for Adviser reimbursement                                                             252,337
   Receivable for investments sold                                                                   59,092
   Interest and dividend receivable                                                                 106,528
   Prepaid expenses and other assets                                                              2,821,896
                                                                                               ------------
      Total assets                                                                              671,398,702
                                                                                               ------------

LIABILITIES
   Payable to Adviser                                                                             1,042,262
   Dividend payable on common shares                                                              6,580,360
   Dividend payable on preferred shares                                                              16,280
   Accrued expenses and other liabilities                                                           491,478
   Unrealized depreciation on interest rate swap contracts                                        2,045,510
   Deferred tax liability                                                                        50,938,347
   Auction rate senior notes payable:
      Series A, due July 15, 2044                                                                60,000,000
      Series B, due July 15, 2044                                                                50,000,000
      Series C, due April 10, 2045                                                               55,000,000
                                                                                               ------------

      Total liabilities                                                                         226,114,237
                                                                                               ------------

PREFERRED SHARES
   $25,000 liquidation value per share applicable to 1,400 outstanding shares
      (7,500 shares authorized)                                                                  35,000,000
                                                                                               ------------
      Net assets applicable to common stockholders                                             $410,284,465
                                                                                               ============

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
   Capital stock, $0.001 par value; 14,787,324 shares issued and outstanding
      (100,000,000 shares authorized)                                                          $     14,787
   Additional paid-in capital                                                                   330,617,461
   Accumulated net investment loss, net of deferred tax benefit                                  (1,898,492)
   Undistributed realized gain, net of deferred tax expense                                       2,399,443
   Net unrealized gain on investments and interest rate swap contracts, net of
      deferred tax expense                                                                       79,151,266
                                                                                               ------------

      Net assets applicable to common stockholders                                             $410,284,465
                                                                                               ============
Net Asset Value per common share outstanding (net assets applicable to common
shares, divided by common shares outstanding)                                                        $27.75
                                                                                               ============

               See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF OPERATIONS (UNAUDITED)


                                                                                        SIX MONTHS ENDED
                                                                                          MAY 31, 2005
                                                                                     ---------------------
INVESTMENT INCOME
   Distributions received from master limited partnerships                                 $16,188,878
   Less:  return of capital on distributions                                               (14,734,460)
                                                                                           -----------
   Distribution income from master limited partnerships                                      1,454,418

   Dividends from money market mutual funds                                                    314,919
   Interest                                                                                    329,866
                                                                                           -----------
      TOTAL INVESTMENT INCOME                                                                2,099,203
                                                                                           -----------

EXPENSES
   Advisory fees                                                                             2,917,155
   Professional fees                                                                           168,773
   Administrator fees                                                                          201,013
   Directors' fees                                                                              30,400
   Custodian fees and expenses                                                                  34,678
   Reports to stockholders                                                                      94,035
   Registration fees                                                                            26,283
   Fund accounting fees                                                                         30,749
   Stock transfer agent fees                                                                     5,860
   Other expenses                                                                               63,449
                                                                                           -----------
      TOTAL EXPENSES BEFORE INTEREST EXPENSE AND AUCTION AGENT FEES                          3,572,395
                                                                                           -----------
   Interest expense on auction rate senior notes                                             1,779,549
   Auction agent fees                                                                          166,968
                                                                                           -----------
                                                                                             1,946,517
                                                                                           -----------
      TOTAL EXPENSES                                                                         5,518,912
                                                                                           -----------
   Less expense reimbursement by Adviser                                                      (706,259)
                                                                                           -----------
      NET EXPENSES                                                                           4,812,653
                                                                                           -----------
NET INVESTMENT LOSS, BEFORE DEFERRED TAX BENEFIT                                            (2,713,450)
   Deferred tax benefit                                                                      1,058,246
                                                                                           -----------
NET INVESTMENT LOSS                                                                         (1,655,204)
                                                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                                          4,512,108
   Net realized loss on interest rate swap contracts                                          (522,813)
                                                                                           -----------
      Net realized gain, before deferred tax expense                                         3,989,295
        Deferred tax expense                                                                (1,555,825)
                                                                                           -----------
           Net realized gain on investments and interest rate swap
              settlements                                                                    2,433,470
                                                                                           -----------
   Net unrealized appreciation of investments                                               53,229,854
   Net unrealized depreciation of interest rate swap contracts                              (1,836,980)
                                                                                           -----------
      Net unrealized gain, before deferred tax expense                                      51,392,874
        Deferred tax expense                                                               (20,110,750)
                                                                                           -----------
           Net unrealized appreciation of investments and interest rate swap
              contracts                                                                     31,282,124
                                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                             33,715,594
                                                                                           -----------
DIVIDENDS TO PREFERRED STOCKHOLDERS                                                           (506,214)
                                                                                           -----------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING
   FROM OPERATIONS                                                                         $31,554,176
                                                                                           ===========

               See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                PERIOD FROM
                                                                    SIX MONTHS ENDED       FEBRUARY 27, 2004(1)
                                                                      MAY 31, 2005               THROUGH
                                                                       (UNAUDITED)           NOVEMBER 30, 2004
                                                                    ----------------       --------------------
OPERATIONS
   Net investment loss                                                  $ (1,655,204)           $   (243,288)
   Net realized gain (loss) on investments and interest rate
      swap settlements                                                     2,433,470                 (34,027)
   Net unrealized appreciation of investments and interest
      rate swap contracts                                                 31,282,124              47,869,142
   Dividends to preferred stockholders                                      (506,214)               (152,568)
                                                                        ------------            ------------
      Net increase in net assets applicable to common
        stockholders resulting from operations                            31,554,176              47,439,259
                                                                        ------------              ----------
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS
   Net investment income                                                           --                     --
   Return of capital                                                     (13,067,813)            (12,278,078)
                                                                        ------------            ------------
      Total dividends to common stockholders                             (13,067,813)            (12,278,078)
                                                                        ------------            ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from initial public offering of 11,000,000
      common shares                                                               --             275,000,000
   Proceeds from issuance of 1,600,000 common shares in
      connection with exercising an overallotment option
      granted to underwriters of the initial public offering                      --              40,000,000
   Proceeds from secondary offering of 1,755,027 common
      shares                                                              47,999,988                       -
   Proceeds from issuance of 263,254 common shares in
      connection with exercising an overallotment option
      granted to underwriters of the secondary offering                    7,199,997                       -
   Underwriting discounts and offering expenses associated
      with the issuance of common shares                                  (2,443,688)            (14,705,165)
   Underwriting discounts and offering expenses associated
      with the issuance of preferred shares                                  157,715                (725,000)
   Issuance of 84,889 and 61,107 common shares from
      reinvestment of dividend distributions to
      stockholders, respectively                                           2,331,547               1,453,105
                                                                        ------------            ------------
      Net increase in net assets, applicable to common
        stockholders, from capital share transactions                     55,245,559             301,022,940
                                                                        ------------            ------------
Total increase in net assets applicable to common
   stockholders                                                           73,731,922             336,184,121

NET ASSETS
   Beginning of period                                                   336,552,543                 368,422
                                                                        ------------            ------------
   End of period                                                        $410,284,465            $336,552,543
                                                                        ============            ============
   Accumulated net investment loss, net of deferred tax
      benefit, at the end of period                                     $ (1,898,492)           $   (243,288)
                                                                        ============            ============

---------------------
(1) Commencement of Operations.

               See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF CASH FLOWS (UNAUDITED)


                                                                                                     PERIOD FROM
                                                                                                   DECEMBER 1, 2004
                                                                                                       THROUGH
                                                                                                     MAY 31, 2005
                                                                                                   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Distributions received from master limited partnerships                                           $  16,188,878
   Interest and dividend income received                                                                   552,344
   Purchases of long term investments                                                                 (107,023,840)
   Proceeds from sale of long-term investments                                                          20,157,193
   Net purchases of short term investments                                                             (20,120,742)
   Payments for interest rate swap contracts                                                              (522,813)
   Interest expense paid                                                                                (2,036,481)
   Operating expenses paid                                                                              (2,963,222)
                                                                                                     -------------
      Net cash used in operating activities                                                            (95,768,683)
                                                                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock                                                                             55,199,985
   Issuance of auction rate senior notes payable                                                        55,000,000
   Common and preferred Stock issuance costs                                                            (2,164,703)
   Debt issuance costs                                                                                    (760,344)
   Dividends paid to preferred stockholders                                                               (532,420)
   Dividends paid to common stockholders                                                                (9,610,092)
                                                                                                     -------------
      Net cash provided by financing activities                                                         97,132,426
                                                                                                     -------------
   Net increase in cash                                                                                  1,363,743
   Cash--beginning of period                                                                             4,278,840
                                                                                                     -------------
   Cash--end of period                                                                               $   5,642,583
                                                                                                     =============
RECONCILIATION OF NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING
   FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
   Net increase in net assets applicable to common stockholders resulting from operations            $  31,554,176
   Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
      Purchases of long-term investments, net of return of capital adjustments                         (92,289,380)
      Proceeds from sales of investments                                                                20,157,193
      Net purchases of short term investments                                                          (20,120,742)
      Deferred income taxes                                                                             20,608,329
      Net unrealized appreciation on investments and interest rate swap contracts                      (51,392,874)
      Realized gains on investments and interest rate swap contracts                                    (3,989,295)
      Accretion of discount on investments                                                                  (9,943)
      Amortization of debt issuance costs                                                                   22,626
      Dividends to preferred stockholders                                                                  506,214
      Changes in operating assets and liabilities
        Increase in receivable for investments sold                                                        (59,092)
        Increase in interest and dividend receivable                                                       (82,497)
        Increase in prepaid expenses and other assets                                                     (954,837)
        Increase in payable to Adviser, net of expense reimbursement                                      (216,627)
        Decrease in accrued expenses and other liabilities                                                 498,066
                                                                                                     -------------
           Total adjustments                                                                          (127,322,859)
                                                                                                     -------------
Net cash used in operating activities                                                                $ (95,768,683)
                                                                                                     =============
NON-CASH FINANCING ACTIVITIES
   Reinvestment of distributions by common stockholders in additional common shares                  $   2,331,547
                                                                                                     =============

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                              FINANCIAL HIGHLIGHTS


                                                                             SIX MONTHS          PERIOD FROM
                                                                                ENDED        FEBRUARY 27, 2004(1)
                                                                            MAY 31, 2005           THROUGH
                                                                             (UNAUDITED)      NOVEMBER 30, 2004
                                                                             -----------      -----------------
PER COMMON SHARE DATA (2)
   Net asset value, beginning of period                                       $   26.53          $      --
      Public offering price                                                          --              25.00
      Underwriting discounts and offering costs on initial public
        offering                                                                     --              (1.17)
      Underwriting discounts and offering costs on issuance of
        preferred stock                                                              --              (0.06)
      Premiums and underwriting discounts and offering costs on
        secondary offering (7)                                                       --                 --
   Income (loss) from investment operations:
      Net investment loss                                                         (0.11)             (0.03)
      Net realized and unrealized gain on investments                              2.25               3.77
                                                                              ---------          ---------
        Total increase from investment operations                                  2.14               3.74
                                                                              ---------          ---------
   Less dividends to preferred stockholders:
      Net investment income                                                          --                 --
      Return of capital                                                           (0.03)             (0.01)
                                                                              ----------         ---------
        Total dividends to preferred stockholders                                 (0.03)             (0.01)
                                                                              ----------         ---------
   Less dividends to common stockholders:
      Net investment income                                                          --                 --
      Return of capital                                                           (0.89)             (0.97)
                                                                              ----------         ---------
        Total dividends to common stockholders                                    (0.89)             (0.97)
                                                                              ----------         ---------
   Net asset value, end of period                                             $   27.75          $   26.53
                                                                              =========          =========
   Per common share market value, end of period                               $   28.33          $   27.06
   Total investment return based on market value (3)                               8.02%             12.51%

SUPPLEMENTAL DATA AND RATIOS
   Net assets applicable to common stockholders, end of period (000's)        $ 410,284          $ 336,553
   Ratio of expenses to average net assets before waiver: (4) (6) (8)              2.75%              2.01%
   Ratio of expenses to average net assets after waiver: (4) (6) (8)               2.40%              1.73%
   Ratio of expenses, without regard to non-recurring organizational
      expenses, to average net assets before waiver:  (4) (6)                      2.75%              1.90%
   Ratio of expenses, without regard to non-recurring organizational
      expenses, to average net assets after waiver:  (4) (6)                       2.40%              1.62%
   Ratio of net investment loss to average net assets before waiver:
      (4) (6)                                                                     (1.17)%            (0.45)%
   Ratio of net investment loss to average net assets after waiver:
      (4) (6)                                                                     (0.82)%            (0.17)%
   Portfolio turnover rate                                                         3.51%              1.39%
   Tortoise Auction Rate Senior Notes, end of period (000's)                  $ 165,000          $ 110,000
   Tortoise Preferred Stock, end of period (000's)                           $   35,000          $  35,000
   Per common share amount of borrowings outstanding at end of period         $   11.16          $    8.67
   Per common share amount of net assets, excluding borrowings, at end
      of period                                                               $   38.91          $   35.21
   Asset coverage, per $1,000 of principal amount of auction rate senior notes
      Series A                                                                $   3,699          $   4,378
      Series B                                                                $   3,699          $   4,378
      Series C                                                                $   3,699          $      --
   Asset coverage, per $25,000 liquidation value per share of
      preferred stock                                                         $ 318,060          $ 265,395
   Asset coverage ratio of auction rate senior notes (5)                            370%               438%

                                      F-23

---------------------
(1)      Commencement of operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)      Annualized for periods less than one full year.
(5) Represents value of total assets less all liabilities and indebtedness not represented by Auction rate senior notes and MMP Shares at the end of the period divided by Auction rate senior notes outstanding at the end of the period.
(6) The expense ratios and net investment ratios do not reflect the effect of dividend payments to preferred stockholders.
(7) The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share.
(8) The ratios of expenses to average net assets do not include deferred income taxes. Had deferred income taxes been incorporated, the expense ratios would have been as follows:
                                              2005        2004
                                              ----        ----
                         Before waiver        2.22%       1.94%
                         After waiver         1.87%       1.66%

               See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                  MAY 31, 2005

1.       Organization

         Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company's shares are listed on the New York Stock Exchange under the symbol "TYG".

2.       Significant Accounting Policies

         A. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         B. Investment Valuation - The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between the bid and ask price on such day.

         The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.

         The Company generally values short-term debt securities at prices based on market quotations for such securities, except that those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company's portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using a fair value procedure.

         The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

         C. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company's investments in master limited partnerships ("MLPs") generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.

         For the period from February 27, 2004 (commencement of operations) through November 30, 2004, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. Previously, the Company had estimated approximately 18% as investment income and approximately 82% as return of capital.

         Subsequent to November 30, 2004, the Company adjusted the amount of investment income and return of capital it recognized based on the 2004 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2.2 million ($1.3 million net of deferred tax benefit), and corresponding increase in unrealized appreciation of investments for the period from December 1, 2004 through May 31, 2005. The reclassification is reflected in the accompanying financial statements.

         D. Dividends to Shareholders - Dividends to common shareholders are recorded on the ex-dividend date. The character of dividends to common shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the periods ended May 31, 2005 and November 30, 2004, the Company's dividend, for book purposes, was comprised entirely of return of capital as a result of the net investment loss incurred by the Company in each reporting period. For the period ended November 30, 2004, for tax purposes, the Company determined the current dividend to common shareholders is also comprised of 100% return of capital.

         Dividends to preferred shareholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28 day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.

         E. Federal Income Taxation - The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP's taxable income in computing its own taxable income. The Company's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         F. Organization Expenses, Offering and Debt Issuance Costs - The Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.

         G. Derivative Financial Instruments - The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.

         H. Indemnifications - Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.       Concentration of Risk

         The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.       Agreements

         The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) ("Managed Assets"), in exchange for the investment advisory services provided. For the period following the commencement of the Company's operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

         The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

         U.S. Bank N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5.       Income Taxes

         Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company's deferred tax assets and liabilities as of May 31, 2005 are as follows:

Deferred tax assets:
   Net operating loss carryforwards..................            $ 5,962,229
   Organization costs................................                 72,794
                                                               -------------
                                                                   6,035,023
Deferred tax liabilities:
   Unrealized gains on investment securities and
      interest rate swap contracts...................             50,618,068
   Basis of investment in MLPs.......................              6,355,302
                                                               -------------
                                                                  56,973,370
Total net deferred tax liability.....................            $50,938,347
                                                                 ===========

         For the period from December 1, 2004 to May 31, 2005, the components of income tax expense include $18,494,654 and $2,113,675 for deferred federal and state income taxes (net of federal tax benefit), respectively. For the fiscal year ended November 30, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,786,000. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ending November 30, 2024.

         Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

Application of statutory income tax rate.............           $18,434,052
State income taxes, net of federal tax benefit.......             2,106,749
Other, net...........................................                67,528
                                                                -----------
Total................................................           $20,608,329
                                                                ===========

         At May 31, 2005, the cost basis of investments for federal income tax purposes was $514,405,776 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

       Gross unrealized appreciation.......................        $148,110,490
       Gross unrealized depreciation.......................                  --
                                                                   ------------
       Net unrealized appreciation.........................        $148,110,490
                                                                   ============
6.       Investment Transactions

         For the period ended May 31, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $107,023,840 and $20,216,285 (excluding short-term debt securities and interest rate swaps), respectively.

7.       Auction Rate Senior Notes

         The Company has issued $60,000,000, $50,000,000, and $55,000,000 aggregate principal amount of auction rate senior notes Series A, Series B, and Series C, respectively (collectively, the "Notes"). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044 for Series A and Series B, and April 10, 2045 for Series C. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

         Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, and Series C as of May 31, 2005 were 3.40%, 3.44%, and 3.35%, respectively. The weighted average interest rates for Series A, Series B, and Series C for the period from December 1, 2004 through May 31, 2005, were 2.97%, 2.99%, and 3.38%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes' prospectus. Generally, the rate period will be 28 days for Series A and Series B, and 7 days for Series C. The Notes will not be listed on any exchange or automated quotation system.

         The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company's rating agency guidelines in a timely manner.

         The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company's outstanding preferred shares; (2) senior to all of the Company's outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

8.       Preferred Shares

         The Company has 10,000,000 authorized preferred shares, of which 1,400 shares (MMP Shares) are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

         Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of May 31, 2005 was 3.45%. The weighted average dividend rate for the period from December 1, 2004 through May 31, 2005, was 3.12%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

         The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company's rating agency guidelines in a timely manner.

         The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

9.       Interest Rate Swap Contracts

         The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company's leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of May 31, 2005, were as follows:


                                                         FIXED RATE          FLOATING RATE           UNREALIZED
                         MATURITY         NOTIONAL        PAID BY             RECEIVED BY          APPRECIATION/
   COUNTERPARTY            DATE            AMOUNT       THE COMPANY           THE COMPANY          (DEPRECIATION)
   ------------            ----            ------       -----------           -----------          --------------
U.S. Bank, N.A.          7/10/2007        $60,000,000      3.54%        1 month U.S. Dollar LIBOR    $   389,664
U.S. Bank, N.A.*         7/10/2011         60,000,000      4.63%        1 month U.S. Dollar LIBOR       (776,012)
U.S. Bank, N.A.          7/17/2007         50,000,000      3.56%        1 month U.S. Dollar LIBOR        320,448
U.S. Bank, N.A.*         7/17/2011         50,000,000      4.64%        1 month U.S. Dollar LIBOR       (651,695)
U.S. Bank, N.A.          5/01/2014         55,000,000      4.54%        1 week U.S. Dollar LIBOR      (1,327,915)
                                                                                                     -----------
                                                                                                     $(2,045,510)
                                                                                                     ===========

---------------------
* The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.

         The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.

10.      Common Stock

         The Company has 100,000,000 shares of beneficial interest authorized and 14,787,324 shares outstanding at May 31, 2005. Transactions in common shares for the period February 27, 2004 to November 30, 2004 and from December 1, 2004 to May 31, 2005, were as follows:

Shares at February 27, 2004..................................           23,047
Shares sold through initial public offering and exercise of
   over allotment options....................................       12,600,000
Shares issued through reinvestment of dividends..............           61,107
                                                                    ----------
Shares at November 30, 2004..................................       12,684,154
Shares sold through secondary offering and exercise of over
   allotment options.........................................        2,018,281
Shares issued through reinvestment of dividends..............           84,889
                                                                    ----------
Shares at May 31, 2005.......................................       14,787,324
                                                                    ==========

11.      Subsequent Events

         On June 1, 2005 the Company paid a dividend in the amount of $0.445 per share, for a total of $6,580,360. Of this total, the dividend reinvestment amounted to $1,228,447.

         The Company's Board of Directors approved the issuance of up to $35,000,000 of additional MMP Shares. The issuance is projected to close in July 2005.

                                   APPENDIX A-
                             ARTICLES SUPPLEMENTARY

               SERIES II MONEY MARKET CUMULATIVE PREFERRED SHARES

         Tortoise Energy Infrastructure Corporation (the "Company"), a Maryland corporation, certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Under a power contained in Article V, of the charter of the Company (the "Charter"), the Board of Directors by duly adopted resolutions classified and designated 1,400 shares of authorized but unissued Preferred Stock (as defined in the Charter) as shares of Series II Money Market Cumulative Preferred Shares, liquidation preference $25,000 per share, with the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article V of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

                    MONEY MARKET CUMULATIVE PREFERRED SHARES

                                   DESIGNATION

         MMP Shares: 1,400 shares of Preferred Stock are classified and designated as Series II Money Market Cumulative Preferred Shares, liquidation preference $25,000 per share ("MMP Shares"). The initial Dividend Period for the MMP Shares shall be the period from and including the Original Issue Date thereof to but excluding _________, 2005. Each MMP Share shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ________, 2005. Each MMP Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to shares of Preferred Stock ("Preferred Shares"), as are set forth in Part I and Part II of these terms of the MMP Shares. The MMP Shares shall constitute a separate series of Preferred Shares.

         Subject to the provisions of Section 11 of Part I hereof, the Board of Directors of the Company may, in the future, authorize the issuance of additional MMP Shares with the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the initial Dividend Period, the Applicable Rate for the initial Dividend Period and the initial Dividend Payment Date shall be as set forth in an Articles Supplementary relating to such additional MMP Shares.

         As used in Part I and Part II of these terms of the MMP Shares, capitalized terms shall have the meanings provided in Section 17 of Part I.

                            PART I: MMP SHARES TERMS

         1. Number of Shares; Ranking. (a) The initial number of authorized MMP Shares is 1,400 shares. No fractional MMP Shares shall be issued.

         (b) Any MMP Shares which at any time have been redeemed or purchased by the Company shall, after redemption or purchase, be returned to the status of authorized but unissued Preferred Shares, without further designation as to series.

         (c) The MMP Shares shall rank on a parity with shares of any other series of Preferred Shares (including any other MMP Shares) as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company.

         (d) No Holder of MMP Shares shall have, solely by reason of being a Holder, any preemptive right, or, unless otherwise determined by the Directors, other right to acquire, purchase or subscribe for any MMP Shares, shares of common stock of the Company ("Common Shares") or other securities of the Company which it may hereafter issue or sell.

         (e) No Holder of MMP Shares shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the Maryland General Corporation Law (the "MGCL") or any successor provision.

         2. Dividends. (a) The Holders of MMP Shares shall be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by the Company, out of funds legally available therefor, at the rate per annum equal to the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on Outstanding MMP Shares issued on the Original Issue Date shall accumulate from the Original Issue Date.

         (b) (i) Dividends shall be payable when, as and if authorized by the Board of Directors and declared by the Company following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on MMP Shares, with respect to any Dividend Period on the first Business Day following the last day of the Dividend Period; provided, however, if the Dividend Period is greater than 30 days, then on a monthly basis on the first Business Day of each month within the Dividend Period and on the Business Day following the last day of the Dividend Period.

                  (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day that falls after such day for payment of dividends.

                  (iii) The Company shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the MMP Shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Company shall not be required to establish any reserves for the payment of dividends.

                  (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

                  (v) Each dividend on MMP Shares shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the share ledger or share records of the Company on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of

         Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

         (c) (i) The dividend rate on Outstanding MMP Shares during the period from and after the Original Issue Date to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the MMP Shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all MMP Shares being the subject of Submitted Hold Orders), then the dividend rate on the MMP Shares for any such Dividend Period shall be the Maximum Rate (except during a Default Period when the dividend rate shall be the Default Rate (as set forth in Section 2(c) (ii) below)). If an Auction for any subsequent Dividend Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the dividend rate on the MMP Shares for such Dividend Period shall be the Maximum Rate (except during a Default Period when the dividend rate shall be the Default Rate (as set forth in Section 2(c)(ii) below)).

         The All Hold Rate will apply automatically following an Auction in which all of the Outstanding MMP Shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on MMP Shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                  (ii) Subject to the cure provisions below, a "Default Period" will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default", and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period.

                  (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three
         (3).

                  (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation preference per share, and rounding the amount so obtained to the nearest cent.

         (d) Any dividend payment made on MMP Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Shares.

         (e) For so long as the MMP Shares are Outstanding, except as contemplated by Part I of these terms of the MMP Shares, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of capital stock, if any, ranking junior to the MMP Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Company ranking junior to or on a parity with the MMP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to the MMP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with the MMP Shares as to dividends and upon liquidation), unless (1) there is no event of default under any Borrowings (including the Tortoise Notes) that is continuing; (2) immediately after such transaction, the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount and the 1940 Act MMP Shares Asset Coverage would be achieved, (3) immediately after the transaction, the Company would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings, (4) full cumulative dividends on the MMP Shares due on or prior to the date of the transaction have been declared and paid and (5) the Company has redeemed the full number of MMP Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

         3. Redemption. (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Company may, at its option, redeem in whole or in part out of funds legally available therefor MMP Shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined solely by the Board of Directors and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of these terms of the MMP Shares; provided, however, that during a Dividend Period of more than one year no MMP Shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Company shall not give a notice of or effect any redemption pursuant to this
Section 3(a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (1) the Company has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of MMP Shares by reason of the redemption of such MMP Shares on such date fixed for the redemption and
(2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Company makes the deposit and takes the other action required thereby.

                  (ii) If the Company fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act MMP Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the MMP Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act MMP Shares Asset Coverage (each an "Asset Coverage Cure Date"), the MMP Shares will be subject to mandatory redemption out of funds legally available therefor. The number of MMP Shares to be redeemed in such circumstances will be equal to the lesser of (1) the minimum number of MMP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, or sufficient to satisfy the 1940 Act MMP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all MMP Shares then Outstanding will be redeemed), and (2) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                  (iii) In determining the MMP Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Company shall allocate the number of shares required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset Coverage, as the case may be, pro rata among the Holders of MMP Shares in proportion to the number of shares they hold by lot or by such other method as the Company shall deem fair and equitable, subject to any mandatory redemption provisions, subject to the further provisions of this subparagraph (iii). The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 calendar days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of MMP Shares which would be required to be redeemed by the Company under clause (A) of subparagraph
         (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company shall redeem those MMP Shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Company will have such funds available, upon notice pursuant to Section 3(b) to record owners of the MMP Shares to be redeemed and the Paying Agent. The Company will deposit with the Paying Agent funds sufficient to redeem the specified number of MMP Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 12:00 p.m., New York City time, on the Mandatory Redemption Date. If fewer than all of the Outstanding MMP Shares are to be redeemed pursuant to this
         Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Company shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

         (b) In the event of a redemption pursuant to Section 3(a), the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Company shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (1) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, and (2) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of MMP Shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Company). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of MMP Shares at their addresses appearing on the share records of the Company. Such Notice of Redemption will set forth (1) the date fixed for redemption, (2) the number and identity of MMP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

         (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(f), no MMP Shares may be redeemed unless all dividends in arrears on the Outstanding MMP Shares and all shares of capital stock of the Company ranking on a parity with the MMP Shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding MMP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding MMP Shares.

         (d) Upon the deposit of funds on the date fixed for redemption sufficient to redeem MMP Shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Company has maintained the requisite MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset Coverage), and all rights of the Holder of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. Upon written request, the Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the MMP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of MMP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Company upon its written request, after which time the Holders of MMP Shares so called for redemption may look only to the Company for payment of the redemption price and all other amounts, if any, to which they may be entitled.

         (e) To the extent that any redemption for which a Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem MMP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Company may not have redeemed MMP Shares for which a Notice of Redemption has been given, dividends may be declared and paid on MMP Shares and shall include those MMP Shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

         (f) All moneys paid to the Paying Agent for payment of the redemption price of MMP Shares called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of shares so to be redeemed.

         (g) So long as any MMP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

         (h) Except for the provisions described above, nothing contained in these terms of the MMP Shares limits any right of the Company to purchase or otherwise acquire any MMP Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MMP Shares for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act MMP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding MMP Shares are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

         (i) In the case of any redemption pursuant to this Section 3, only whole MMP Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Directors may authorize, create or issue any class or series of shares of capital stock, including other series of Preferred Shares, ranking prior to or on a parity with the MMP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, to the extent permitted by the 1940 Act, as amended, if, upon issuance, the Company would meet the 1940 Act MMP Shares Asset Coverage, the MMP Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

         4. Designation of Dividend Period. (a) The initial Dividend Period for the MMP Shares is as set forth under "Designation" above. The Company will designate the duration of subsequent Dividend Periods of MMP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, MMP

Shares shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if the Company shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, the Company has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, and the Company has consulted with the Broker-Dealers and has provided notice of such designation and a MMP Shares Basic Maintenance Report to Moody's (if Moody's is then rating the MMP Shares), Fitch (if Fitch is then rating the MMP Shares) and any Other Rating Agency which is then rating the MMP Shares and so requires.

         (b) If the Company proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Company will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Company shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (i) a notice stating (A) that the Company has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Company has determined not to exercise its option to designate a Special Dividend Period.

                  If the Company fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause
(ii) above, thereby resulting in a Standard Dividend Period.

         5. Restrictions on Transfer. MMP Shares may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or
(c) to the Company or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding MMP Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificate representing the MMP Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

         6. Voting Rights. (a) Except as otherwise provided in the Charter or Bylaws, herein or as otherwise required by applicable law, (1) each holder of MMP Shares shall be entitled to one vote for each MMP Share held on each matter submitted to a vote of stockholders of the Company, and (2) the holders of Outstanding Preferred Shares, including the MMP Shares, and Common Shares shall vote together as a single class on all matters submitted to stockholders; provided, however, that the holders of Outstanding Preferred Shares, including the MMP Shares, shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of stock of the Company, to elect two Directors of the Company at all times. The identity and class (if the Board of Directors is then classified) of the nominees for such Directors may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding Common Shares and Preferred Shares, including the MMP Shares, voting together as a single class, shall elect the balance of the Directors.

         (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall automatically increase by the smallest number that, when added to the two Directors elected exclusively by the holders of Preferred Shares, including the MMP Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of Preferred Shares, including the MMP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Company), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                  (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                  (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Company.

         Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares, including the MMP Shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

         (c) As soon as practicable after the accrual of any right of the holders of Preferred Shares, including the MMP Shares, to elect additional Directors as described in paragraph (b) of this Section 6, the Company shall notify the Auction Agent, and the Auction Agent shall instruct the Directors to call a special meeting of such holders, and mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of mailing of such notice. If the Company fails to send such notice to the Auction Agent or if a special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares, including the MMP Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Company), shall be entitled to elect the number of Directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

         (d) The terms of office of all persons who are Directors of the Company at the time of a special meeting of holders of the MMP Shares and holders of other Preferred Shares to elect Directors shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Directors elected by such holders and the remaining incumbent Directors, shall constitute the duly elected Directors of the Company.

         (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the holders of the MMP Shares and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the number of Directors constituting the Board of Directors shall decrease accordingly, the remaining Directors shall constitute the Directors of the Company and the voting rights of such holders to elect additional Directors pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this
Section 6.

         (f) So long as any of the shares of Preferred Shares, including the MMP Shares, are Outstanding, the Company will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (a "1940 Act Majority"), voting as a separate class:

                  (i) amend, alter or repeal any of the preferences, rights or powers of such class of Preferred Shares so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below;

                  (ii) increase the authorized number of shares of Preferred Shares;

                  (iii) create, authorize or issue shares of any class of shares of stock ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of capital stock of the Company into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Directors, without the vote or consent of the holders of the Preferred Shares, including the MMP Shares, may from time to time authorize, create and classify, and the Company may from time to time issue, shares or series of Preferred Shares, ranking on a parity with the MMP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Company, and may authorize, reclassify and/or issue any additional MMP Shares, including shares previously purchased or redeemed by the Company, subject to continuing compliance by the Company with 1940 Act MMP Shares Asset Coverage and MMP Shares Basic Maintenance Amount requirements);

                  (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;

                  (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP Shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Company's custodian and the Auction Agent; or

                  (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Company may borrow and issue senior securities as may be permitted by the Company's investment restrictions; provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

         (g) The affirmative vote of the holders of a 1940 Act Majority of the Outstanding Preferred Shares, including the MMP Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act.

         (h) The affirmative vote of the holders of a 1940 Act Majority of the Outstanding shares of any series of Preferred Shares, including the MMP Shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Company's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this
Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

         (i) The rights of the MMP Shares or the Holders thereof, including, without limitation, the interpretation or applicability of any or all covenants or other obligations of the Company contained herein or of the definitions of the terms contained herein, all such covenants, obligations and definitions having been adopted pursuant to Rating Agency Guidelines, may from time to time be modified, altered or repealed by the Board of Directors in its sole discretion, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating of any Rating Agency with respect to the MMP Shares or revising the Company's investment restrictions or policies consistent with guidelines of any Rating Agency, and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of MMP Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the MMP Shares) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

         The terms of the MMP Shares are subject to the Rating Agency Guidelines, as reflected in a written document and as amended from time to time by the respective Rating Agency, for so long as the MMP Shares are then rated by the applicable Rating Agency. Such Rating Agency Guidelines may be amended by the respective Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of shares of Preferred Shares, including MMP Shares, or any other stockholder of the Company.

         In addition, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including the MMP Shares, or any other stockholder of the Company, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.

         (j) Unless otherwise required by law, Holders of MMP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of MMP Shares shall have no rights to cumulative voting. If the Company fails to pay any dividends on the MMP Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

         (k) The foregoing voting provisions will not apply with respect to the MMP Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         7. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, the Holders of MMP Shares then outstanding, together with holders of shares of any class of shares ranking on a parity with the MMP Shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Company (or the proceeds thereof) available for distribution to its stockholders after satisfaction of claims of creditors of the Company an amount equal to the liquidation preference with respect to such shares. The liquidation preference for MMP Shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under the MGCL, amounts that would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the liquidation preference of the MMP Shares will not be added to the Company's total liabilities.

         (b) If, upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding Preferred Shares, including the MMP Shares, shall be insufficient to permit the payment in full to holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Shares, including the MMP Shares, ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full.

         (c) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, until payment in full is made to the holders of MMP Shares of the liquidation distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of Common Shares or any other class of shares of capital stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up and (2) no purchase, redemption or other acquisition for any consideration by the Company shall be made in respect of the Common Shares or any other class of shares of capital stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up.

         (d) A consolidation, reorganization or merger of the Company with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

         (e) After the payment to the holders of Preferred Shares, including MMP Shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including MMP Shares, as such shall have no right or claim to any of the remaining assets of the Company.

         (f) If the assets of the Company or proceeds thereof available for distribution to the Holders of MMP Shares, upon any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with MMP Shares unless proportionate distributive amounts shall be paid on account of the MMP Shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

         (g) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with MMP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, after payment shall have been made in full to the holders of the MMP Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to MMP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the MMP Shares shall not be entitled to share therein.

         8. Auction Agent. For so long as any MMP Shares are Outstanding, the Auction Agent, duly appointed by the Company to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Company and its Affiliates (which, however, may engage or have engaged in business transactions with the Company or its Affiliates) and at no time shall the Company or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any MMP Shares are outstanding, the Company shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         9. 1940 Act MMP Shares Asset Coverage. The Company shall maintain, as of the last Business Day of each month in which any shares of the MMP Shares are Outstanding, asset coverage with respect to the MMP Shares which is equal to or greater than the 1940 Act MMP Shares Asset Coverage; provided, however, that
Section 3(a)(ii) shall be the sole remedy if the Company fails to do so.

         10. MMP Shares Basic Maintenance Amount. So long as the MMP Shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating the shares of the MMP Shares, the Company shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating the MMP Shares), Fitch Eligible Assets (if Fitch is then rating the MMP Shares) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the MMP Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Company fails to do so.

         11. Certain Other Restrictions. For so long as any MMP Shares are Outstanding and any Rating Agency is then rating such shares, the Company will not, unless it has received written confirmation from each such rating agency that any such action would not impair the rating then assigned by such Rating Agency to such shares, engage in certain proscribed transactions set forth in the Rating Agency Guidelines.

         12. Compliance Procedures for Asset Maintenance Tests. For so long as any MMP Shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating such shares, the Company shall deliver to each rating agency which is then rating MMP Shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act MMP Shares Asset Coverage, MMP Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines.

         13. Notice. All notices or communications hereunder, unless otherwise specified in these terms of the MMP Shares, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these terms of the MMP Shares or by the MGCL for notices of Stockholders' meetings.

         14. Waiver. To the extent permitted by Maryland law, holders of a 1940 Act Majority of the Outstanding Preferred Shares, including the MMP Shares, acting collectively or voting separately from any other series, may by affirmative vote waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

         15. Termination. If no MMP Shares are outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Company under these terms of the MMP Shares, shall terminate.

         16. Facts Ascertainable Outside Charter. Subject to the provisions of these terms of the MMP Shares, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these terms of the MMP Shares or required by applicable law), modify these terms of the MMP Shares to reflect any modification hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(i) hereof or otherwise without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, modify or adjust the provisions of these terms of the MMP Shares to resolve any inconsistency or ambiguity or to remedy any defect.

         17. Definitions. As used in Part I and Part II of these terms of the MMP Shares, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a) "AA" Composite Commercial Paper Rate" on any date means (i) the interest equivalent of (1) the 30-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter, or (2) the 180-day rate, in the case of all other Dividend Periods], on financial commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on financial commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by a nationally recognized dealer in financial commercial paper of such issuers then making such quotations selected by the Company. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) if any of the foregoing shall cease to quote rates for financial commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in financial commercial paper of such issuers then making such quotations selected by the Company, and
(B) "interest equivalent" of a rate stated on a discount basis for financial commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such financial commercial paper shall mature and the denominator of which shall be 360.


         (b) "Affiliate" means any person controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the directors, directors or executive officers of which also is a Director of the Company be deemed to be an Affiliate solely because such Director, director or executive officer also is a Director of the Company.

         (c) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         (d) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

         (e) "Applicable Percentage" means the percentage associated with the lower of the credit ratings assigned to the MMP Shares by Moody's or Fitch, as follows:


   MOODY'S                         FITCH                      APPLICABLE
CREDIT RATING                  CREDIT RATING                  PERCENTAGE
-------------                  -------------                  ----------
 Aa3 or above                   AA- or above                     200%
   A3 to A1                       A- to A+                       250%
 Baa3 to Baa1                   BBB- to BBB+                     275%
  Below Baa3                     Below BBB-                      300%

         (f) "Applicable Rate" means, with respect to the MMP Shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, (iii) in the case where all the MMP Shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate, and (iv) if an Auction is not held for any reason (including the circumstance where there is no Auction Agent or Broker-Dealer), the Maximum Rate.

         (g) "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii).

         (h) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

         (i) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         (j) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period.

         (k) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

         (l) "Beneficial Owner," with respect to MMP Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series.

         (m) "Bid" shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the MMP Shares.

         (n) "Bidder" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of these terms of the MMP Shares; provided, however, that neither the Company nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Company may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         (o) "Board of Directors" or "Board" means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

         (p) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Company and has entered into a Broker-Dealer Agreement that remains effective.

         (q) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which the Broker-Dealer agrees to follow the Auction Procedures.

         (r) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

         (s) "Code" means the Internal Revenue Code of 1986, as amended.

         (t) "Commercial Paper Dealers" has the meaning set forth in the definition of "AA" Composite Commercial Paper Rate.

         (u) "Commission" means the Securities and Exchange Commission.

         (v) "Common Shares" means the shares of common stock, par value $.001 per share, of the Company.

         (w) "Default" has the meaning set forth in Section 2(c)(ii) of this
Part I.

         (x) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

         (y) "Default Rate" means the Reference Rate multiplied by three (3).

         (z) "Deposit Securities" means cash and any obligations or securities, including Short-Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1 or SP-1 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

         (aa) "Discount Factor" means the Fitch Discount Factor (if Fitch is then rating the MMP Shares), the Moody's Discount Factor (if Moody's is then rating the MMP Shares) or any Other Rating Agency Discount Factor (if any Other Rating Agency is then rating the MMP Shares), whichever is applicable.

         (bb) "Discounted Value" has the meaning set forth in the Rating Agency Guidelines.

         (cc) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

         (dd) "Dividend Payment Date" with respect to the MMP Shares means any date on which dividends are payable pursuant to Section 2(b) of this Part I.

         (ee) "Dividend Period" means, with respect to the MMP Shares, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Company.

         (ff) "Eligible Assets" means Fitch's Eligible Assets or Moody's Eligible Assets (if Moody's or Fitch are then rating the MMP Shares) and/or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the MMP Shares), whichever is applicable.

         (gg) "Existing Holder," with respect to shares of MMP Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Company) that is listed on the records of the Auction Agent as a holder of shares of such series.

         (hh) "Fitch" means Fitch Ratings and its successors at law.

         (ii) "Fitch Discount Factor" means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Company's assets in connection with Fitch's ratings of MMP Shares.

         (jj) "Fitch Guidelines" mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch's ratings of MMP Shares.

         (kk) "Holder" means, with respect to MMP Shares, the registered holder of MMP Shares as the same appears on the share ledger or share records of the Company.

         (ll) "Hold Order" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of these terms of the MMP Shares.

         (mm) "LIBOR" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Lehman Brothers Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Lehman Brothers Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Lehman Brothers Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by Lehman Brothers Inc. (after obtaining the Company's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Lehman Brothers Inc. (after obtaining the Company's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if Lehman Brothers Inc. is not a Broker-Dealer or does not quote a rate required to determine the LIBOR, the LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Company to provide such rate or rates not being supplied by Lehman Brothers Inc.; provided further, that if Lehman Brothers Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR shall be the most recently determinable LIBOR. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate;
(iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

         (nn) "London Business Day" means any day on which commercial banks are generally open for business in London.

         (oo) "MMP Shares" means Series II Money Market Cumulative Preferred Shares, liquidation preference $25,000 per share.

         (pp) "MMP Shares Basic Maintenance Amount" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

         (qq) "Mandatory Redemption Date" has the meaning set forth in Section 3(a)(iii) of this Part I.

         (rr) "Mandatory Redemption Price" has the meaning set forth in Section 3(a)(iii) of this Part I.

         (ss) "Market Value" means the market value of an asset of the Company as determined as follows:

         For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last updated sale price or the value obtained from a pricing service or the value obtained from a written broker-dealer quotation from a dealer who has made a market in the security. Market value for other securities will mean the value obtained pursuant to the Company's Valuation procedures. If the market value of a security cannot be obtained, or the Company's investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to methodologies established by the Board of Directors.

         (tt) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.

         (uu) "Minimum Rate" means, on any Auction Date with respect to a Dividend Period of 30 days or fewer, 70% of the "AA" Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than the Standard Dividend Period.

         (vv) "Moody's" means Moody's Investors Service, Inc. or its successors.

         (ww) "Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines as eligible for use in calculating the Discounted Value of the Company's assets in connection with Moody's ratings of MMP Shares.

         (xx) "Moody's Eligible Assets" means assets of the Company set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with Moody's ratings of MMP Shares.

         (yy) "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of MMP Shares.

         (zz) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         (aaa) "1940 Act MMP Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Company which are stock, including all outstanding MMP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

         (bbb) "Notice of Redemption" means any notice with respect to the redemption of MMP Shares pursuant to Section 3.

         (ccc) "Order" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of these terms of the MMP Shares.

         (ddd) "Original Issue Date" means, with respect to the MMP Shares, ___________, 2005.

         (eee) "Other Rating Agency" means any rating agency other than Fitch or Moody's then providing a rating for the MMP Shares pursuant to the request of the Company.

         (fff) "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines as eligible for use in calculating the Discounted Value of the Company's assets in connection with such Other Rating Agency's ratings of MMP Shares.

         (ggg) "Other Rating Agency Eligible Assets" means assets of the Company designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Company's assets in connection with such Other Rating Agency's rating of MMP Shares.

         (hhh) "Other Rating Agency Guidelines" means the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of MMP Shares.

         (iii) "Outstanding" or "outstanding" means, as of any date, MMP Shares theretofore issued by the Company except, without duplication, (i) any MMP Shares theretofore canceled, redeemed or repurchased by the Company, or delivered to the Auction Agent for cancellation or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such MMP Shares and (ii) any MMP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the MMP Shares to which the Company or any Affiliate of the Company shall be the Existing Holder shall be disregarded and not deemed outstanding; (B) in connection with any Auction, any MMP Shares as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company shall be the Existing Holder thereof shall be disregarded and deemed not to be outstanding; and (C) for purposes of determining the MMP Shares Basic Maintenance Amount, MMP Shares held by the Company shall be disregarded and not deemed outstanding but shares held by any Affiliate of the Company shall be deemed outstanding.

         (jjj) "Paying Agent" means Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent.

         (kkk) "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

         (lll) "Person" or "person" means and includes an individual, a partnership, a trust, a Company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (mmm) "Potential Beneficial Owner," with respect to shares of MMP Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

         (nnn) "Potential Holder," with respect to shares of MMP Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of MMP Shares of such series or that is an Existing Holder of MMP Shares of such series that wishes to become the Existing Holder of additional MMP Shares of such series.

         (ooo) "Preferred Shares" means the shares of preferred stock, par value $.001 per share, including the MMP Shares, of the Company from time to time.

         (ppp) "Rating Agency" means each of Fitch (if Fitch is then rating MMP Shares), Moody's (if Moody's is then rating MMP Shares), and any Other Rating Agency.

         (qqq) "Rating Agency Guidelines" mean Fitch Guidelines (if Fitch is then rating MMP Shares), Moody's Guidelines (if Moody's is then rating MMP Shares) and any Other Rating Agency Guidelines (if any Other Rating Agency is then rating MMP Shares), whichever is applicable.

         (rrr) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

         (sss) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

         (ttt) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (1) the applicable "AA" Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or
(2) the applicable LIBOR.

         (uuu) "Securities Act" means the Securities Act of 1933, as amended from time to time.

         (vvv) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Company that agrees to follow the procedures required to be followed by such securities depository in connection with the MMP Shares.

         (www) "Sell Order" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of these terms of the MMP Shares.

         (xxx) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

         (yyy) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Company pursuant to Section 3(a)(ii) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Company's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.


         (zzz) "Standard Dividend Period" means a Dividend Period of 28 days.


         (aaaa) "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (bbbb) "Submitted Bid" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of these terms of the MMP Shares.

         (cccc) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the MMP Shares.

         (dddd) "Submitted Order" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of these terms of the MMP Shares.

         (eeee) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the MMP Shares.

         (ffff) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the MMP Shares.

         (gggg) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

         (hhhh) "Valuation Date" has the meaning set forth in the Rating Agency Guidelines.

         (iiii) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of these terms of the MMP Shares.

         18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES

         1. Orders. (a) Prior to the Submission Deadline on each Auction Date for shares of MMP Shares:

                  (i) each Beneficial Owner of shares of the series may submit to its Broker-Dealer information as to:

                           (A) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of the series for the next succeeding Dividend Period of the shares;

                           (B) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner offers to sell if the Applicable Rate for shares of the series for the next succeeding Dividend Period of shares of the series shall be less than the rate per annum specified by the Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner offers to sell without regard to the Applicable Rate for shares of the series for the next succeeding Dividend Period of shares of the series; and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of that series which each Potential Beneficial Owner offers to purchase if the Applicable Rate for shares for the next succeeding Dividend Period of shares of that series shall not be less than the rate per annum specified by the Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A)(i), (B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of MMP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of outstanding shares of the series
                  specified in the Bid if the Applicable Rate for shares of the series determined on the Auction Date shall be less than the rate specified therein;

                           (B) the number or a lesser number of outstanding
                  shares of the series to be determined as set forth in clause
                  (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the series determined on the Auction Date shall be equal to the rate specified therein; or

                           (C) the number of outstanding shares of the series
                  specified in the Bid if the rate specified therein shall be higher than the Maximum Rate for shares of the series, or the number or a lesser number of outstanding shares of the series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the series and Sufficient Clearing Bids for shares of the series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of MMP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of the series
                  specified in the Sell Order; or

                           (B) the number or a lesser number of outstanding
                  shares of the series as set forth in clause (iii) of paragraph
                  (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of the series do not exist;

         provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of MMP Shares shall not be liable to any Person for failing to sell the shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) the shares were transferred by the Beneficial Owner thereof without compliance by the Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Company) with the provisions of
         Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to the Broker-Dealer's records, the Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of MMP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of outstanding shares of the series
                  specified in the Bid if the Applicable Rate for shares of the series determined on the Auction Date shall be higher than the rate specified therein; or

                           (B) the number or a lesser number of outstanding
                  shares of the series as set forth in clause (v) of paragraph
                  (a) of Section 4 of this Part II if the Applicable Rate for shares of the series determined on the Auction Date shall be equal to the rate specified therein.

                           (C) No Order for any number of MMP Shares other than
                  whole shares shall be valid.

         2. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for MMP Shares subject to an Auction on the Auction Date, designating itself (unless otherwise permitted by the Company) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for the shares:

                  (i) the name of the Bidder placing the Order (which shall be the Broker-Dealer unless otherwise permitted by the Company);

                  (ii) the aggregate number of shares of the series that are the subject of the Order;

                  (iii) to the extent that the Bidder is an Existing Holder of shares of the series:

                           (A) the number of shares, if any, of the series
                  subject to any Hold Order of the Existing Holder;

                           (B) the number of shares, if any, of the series
                  subject to any Bid of the Existing Holder and the rate specified in the Bid; and

                           (C) the number of shares, if any, of the series
                  subject to any Sell Order of the Existing Holder; and

                  (iv) to the extent the Bidder is a Potential Holder of shares of the series, the rate and number of shares of the series specified in the Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding MMP Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of the Existing Holder covering the number of outstanding shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the outstanding shares of the series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than [7] Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of the Existing Holder covering the number of outstanding shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding MMP Shares subject to an Auction held by the Existing Holder, the Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of the series shall be considered valid, but only up to and including in the aggregate the number of outstanding shares of the series held by such Existing Holder, and if the number of shares of the series subject to Hold Orders exceeds the number of outstanding shares of the series held by such Existing Holder, the number of shares subject to each Hold Order shall be reduced pro rata to cover the number of outstanding shares of the series held by such Existing Holder;

                  (ii) (A) any Bid for shares of the series shall be considered valid up to and including the excess of the number of outstanding shares of the series held by the Existing Holder over the number of shares of the series subject to any Hold Orders referred to in clause
         (i) above;

                           (B) subject to subclause (A), if more than one Bid of
                  an Existing Holder for shares of the series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the series subject to Bids is greater than such excess, the Bids shall be considered valid up to and including the amount of the excess, and the number of shares of the series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
                  one Bid of an Existing Holder for shares of the series is submitted to the Auction Agent with different rates, the Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of the excess; and

                           (D) in any such event, the number, if any, of
                  Outstanding shares of the series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of the series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of the series shall be considered valid up to and including the excess of the number of Outstanding shares of the series held by the Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of MMP Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date for shares of MMP Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the series (each Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the series:

                  (i) the excess of the number of Outstanding shares of the series over the number of Outstanding shares of the series subject to Submitted Hold Orders (the excess being hereinafter referred to as the "Available MMP Shares");

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of the series
                  subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of the series; exceeds or is equal to the sum of:

                           (B) the number of Outstanding shares of the series
                  subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of the series; and

                           (C) the number of Outstanding shares of the series
                  subject to Submitted Sell Orders

         (in the event the excess or the equality exists (other than because the number of shares of the series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the series are subject to Submitted Hold Orders), the Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of the series); and

                  (iii) if Sufficient Clearing Bids for shares of the series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each Submitted Bid of Existing Holders
                  specifying the lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling the Existing Holders to continue to hold the shares of the series that are subject to the Submitted Bids; and

                           (B) (I) each Submitted Bid of Potential Holders
                  specifying the lowest rate and (II) all other the Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the series which, when added to the number of Outstanding shares of the series to be purchased by the Potential Holders described in subclause
         (B) above, would equal not less than the Available MMP Shares.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Company of the Minimum Rate and Maximum Rate for MMP Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the series for the next succeeding Dividend Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of the series exist, that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of the series so determined;

                  (ii) if Sufficient Clearing Bids for shares of the series do not exist (other than because all of the Outstanding shares of the series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of the series; or

                  (iii) if all of the Outstanding shares of the series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be All Hold Rate.

         4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the MMP Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of MMP Shares have been made, all Submitted Sell Orders with respect to shares of the series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
Section 4, Submitted Bids with respect to shares of the series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of the series specifying any rate that is higher than the Winning Bid Rate for shares of the series shall be accepted, thus requiring each Existing Holder to sell the MMP Shares subject to the Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be rejected, thus entitling each Existing Holder to continue to hold the MMP Shares subject to the Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be accepted;

                  (iv) Each Existing Holder's Submitted Bid for shares of the series specifying a rate that is equal to the Winning Bid Rate for shares of the series shall be rejected, thus entitling the Existing Holder to continue to hold the MMP Shares subject to the Submitted Bid, unless the number of Outstanding MMP Shares subject to all Submitted Bids shall be greater than the number of MMP Shares ("remaining shares") in the excess of the Available MMP Shares over the number of MMP Shares subject to Submitted Bids described in clauses (ii) and
         (iii) of this paragraph (a), in which event the Submitted Bid of the Existing Holder shall be rejected in part, and the Existing Holder shall be entitled to continue to hold MMP Shares subject to the Submitted Bid, but only in an amount equal to the number of MMP Shares obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding MMP Shares held by the Existing Holder subject to the Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MMP Shares subject to the Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the series; and

                  (v) Each Potential Holder's Submitted Bid for shares of the series specifying a rate that is equal to the Winning Bid Rate for shares of the series shall be accepted but only in an amount equal to the number of shares of the series obtained by multiplying the number of shares in the excess of the Available MMP Shares over the number of MMP Shares subject to Submitted Bids described in clauses (ii) through
         (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding MMP Shares subject to the Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MMP Shares subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the series.

         (b) If Sufficient Clearing Bids for shares of MMP Shares have not been made (other than because all of the Outstanding shares of the series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 4, Submitted Orders for shares of the series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of the series specifying any rate that is equal to or lower than the Maximum Rate for shares of the series shall be rejected, thus entitling Existing Holders to continue to hold the MMP Shares subject to the Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of the series specifying any rate that is equal to or lower than the Maximum Rate for shares of the series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of the series specifying any rate that is higher than the Maximum Rate for shares of the series and the Submitted Sell Orders for shares of the series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any Submitted Bid or Submitted Sell Order to sell the shares of the series subject to the Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of the series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the series held by the Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of MMP Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of the series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of MMP Shares on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole discretion, round up or down the number of MMP Shares to be purchased or sold by any Existing Holder or Potential Holder on the Auction Date as a result of the procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on the Auction Date shall be whole shares of MMP Shares.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of MMP Shares on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole discretion, allocate MMP Shares or purchase among Potential Holders so that only whole shares of MMP Shares are purchased on the Auction Date as a result of such procedures by any Potential Holder, even if the allocation results in one or more Potential Holders not purchasing MMP Shares on the Auction Date.

         (f) Based on the results of each Auction for shares of MMP Shares, the Auction Agent shall determine the aggregate number of shares of the series to be purchased and the aggregate number of shares of the series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that the aggregate number of shares to be purchased and the aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing

Holder(s) they shall receive, as the case may be, MMP Shares. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of MMP Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for the shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver the shares against payment therefor, partial deliveries of MMP Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Company nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver MMP Shares or to pay for MMP Shares sold or purchased pursuant to the Auction Procedures or otherwise.

         SECOND: The Series II Money Market Cumulative Preferred Shares have been classified and designated by the Board of Directors under the authority contained in the charter.

         THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

         FOURTH: The undersigned President of the Company acknowledges these Articles Supplementary to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Treasurer on this __ day of __________, 2005.

ATTEST:                                          TORTOISE ENERGY INFRASTRUCTURE
                                                 CORPORATION


-------------------------------                  -------------------------------
Terry C. Matlack                                 David J. Schulte
Treasurer                                        President

                                   APPENDIX B-
                              RATING OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

         Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

         "Aaa" Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

         "Aa" Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

         "A" Obligations rated A are considered upper-medium grade and are subject to low credit risk.

         "Baa" Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

         "B" Obligations rated B are considered speculative and are subject to high credit risk.

         "Caa" Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

         "Ca" Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         US MUNICIPAL AND TAX-EXEMPT RATINGS

         Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         "Aaa" Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Aa" Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "A" Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Baa" Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Ba" Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "B" Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Caa" Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "Ca" Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         "C" Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

         Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

         "MIG-1" This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         "MIG-2" This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         "VMIG 1" This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG 2" This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG 3" This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         DESCRIPTION OF MOODY'S SHORT TERM RATINGS

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         "P-1" Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

         "NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                  FITCH RATINGS

         A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

         "AAA" -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

         "AA" -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

         "BB" -- Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" -- Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC", "C" -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         "DDD", "DD", And "D" Default -- The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         "F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         "F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "B" -- Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" -- Default. Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         "NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

         "Withdrawn" -- A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         "Rating Watch" -- Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                          STANDARD & POOR'S CORPORATION

A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         "AAA" -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" -- An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC, and C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

         C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         "+/-" -- Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "c" -- The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         "P" -- The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         "*" -- Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         "r" -- The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R. -- Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         "SP-1" -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         "SP-2" -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" -- Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

         S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         "A-1" -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

         S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

              -----------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

              -----------------------------------------------------

                                     , 2005

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1.       Financial Statements:


         The Registrant's audited financial statements dated November 30, 2004, the notes to the financial statements and report of independent registered public accounting firm thereon, along with the Registrant's unaudited financial statements as of May 31, 2005 and the notes to such financial statements, are filed herein.

         2.       Exhibits:

                  a.1.     Articles of Incorporation.(1)
                  a.2.     Articles of Amendment and Restatement.(2)
                  a.3.     Articles Supplementary relating to Series I MMP
                           Shares.*
                  a.4.     Articles of Amendment.*
                  a.5. Form of Articles Supplementary relating to Series II MMP Shares, filed herewith as Appendix A to the Statement of Additional Information.
                  b.1.     By-laws.(1)
                  b.2.     Amended and Restated Bylaws.(2)
                  c.       None.
                  d.1.     Form of Preferred Stock Certificate, previously
                           filed.
                  d.2. Form of Fitch Rating Guidelines and Moody's Rating Guidelines.*
                  e.       Terms and Conditions of the Dividend Reinvestment
                           Plan.(3)
                  f.       Not applicable.
                  g.1. Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.(3)
                  g.2.     Reimbursement Agreement.(3)
                  h.       Form of Underwriting Agreement.*
                  i.       None.
                  j.       Custody Agreement.(3)
                  k.1      Stock Transfer Agency Agreement.(2)
                  k.2      Administration Agreement.(3)
                  k.3      Fund Accounting Agreement.(3)
                  k.4      Form of Auction Agency Agreement.*
                  k.5      Form of Broker-Dealer Agreement.*
                  k.6      DTC Representations Letter.(6)
                  l.       Opinion of Venable LLP*
                  m.       Not applicable.
                  n.1.     Consent of Auditors.*
                  o.       Not applicable.
                  p.       Subscription Agreement.(3)
                  q.       None.
                  r.       Code of Ethics for the Registrant and the Adviser.
                           (5)
                  s.       Powers of Attorney.(5)


(*)      Filed herewith.
(1) Incorporated by reference to Registrant's Registration Statement on Form N-2, filed on October 31, 2003 (File Nos. 333-110143 and 811-21462).
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462).

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on June 28, 2004 (File Nos. 333-114545 and 811-21462).
(4) Incorporated by reference to Registrant's Registration Statement on Form N-2, filed on October 15, 2004 (File Nos. 333-119784 and 811-21462).
(5) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on November 24, 2004 (File Nos. 33-119784 and 811-21462).
(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on April 1, 2005 (File Nos. 333-122350 and 811-21462).


ITEM 25:  MARKETING ARRANGEMENTS

         Reference is made to the form of underwriting agreement filed herein.

ITEM 26:  OTHER EXPENSES AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

     Securities and Exchange Commission Fees................. $  4,120
     Printing (other than certificates)...................... $  3,930
     Accounting fees and expenses............................ $ 46,600
     Legal fees and expenses................................. $129,500
     Rating Agency Fees...................................... $ 40,500
     Miscellaneous........................................... $  2,400
                                                              --------
        Total................................................ $227,050

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

         As of June 30, 2005, the number of record holders of each class of securities of the Registrant was:

               TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
-----------------------------------------  ----------------------------------
Common Shares ($0.001 par value).........             80
Preferred Stock (Liquidation Preference
   $25,000 per share)....................              3
Long-term Debt ($165,000,000 aggregate
   principal amount).....................              1

ITEM 29.  INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

The Registrant's charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the "1940 Act"), to obligate itself to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant's Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgements, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgement in a suit by or in the right of the corporation or for a judgement of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and
(b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the

Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the Statement of Additional Information under the caption "Management of the Company--Directors and Officers" is hereby incorporated by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment adviser, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, at the offices of the custodian, U.S. Bank National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio 45202, at the offices of the transfer agent, Computershare Investor Services, LLC, Two North LaSalle Street, Chicago, Illinois 60602, at the offices of the administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or at the offices of the Auction Agent and Paying Agent, The Bank of New York, 101 Barclay Street, 7W, New York, NY 10280.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

         1. The Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas, on the 7th day of July, 2005.

                                      Tortoise Energy Infrastructure Corporation


                                      By:  /s/ David J. Schulte
                                          --------------------------------------
                                           David J. Schulte, President


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


/s/ Terry C. Matlack*                      Director and Treasurer (Principal
------------------------------------       Financial and Accounting Officer)                July 7, 2005
Terry C. Matlack

/s/ Conrad S. Ciccotello*                              Director
------------------------------------
Conrad S. Ciccotello                                                                        July 7, 2005

/s/ John R. Graham*                                    Director
------------------------------------
John R. Graham                                                                              July 7, 2005

/s/ Charles E. Heath*                                  Director
------------------------------------
Charles E. Heath                                                                            July 7, 2005

/s/ H. Kevin Birzer*                                   Director
------------------------------------
H. Kevin Birzer                                                                             July 7, 2005

/s/ David J. Schulte                     President and Chief Executive Officer
------------------------------------         (Principal Executive Officer)
David J. Schulte                                                                            July 7, 2005

* By David J. Schulte pursuant to power of attorney, filed on January 30, 2004 in connection with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462) and is hereby incorporated by reference.

                                  EXHIBIT INDEX


                  a.3.     Articles Supplementary relating to Series I MMP
                           Shares.
                  a.4.     Articles of Amendment.
                  d.2. Form of Fitch Rating Guidelines and Moody's Rating Guidelines.
                  h.       Form of Underwriting Agreement.
                  k.4.     Form of Auction Agency Agreement.
                  k.5.     Form of Broker-Dealer Agreement.
                  l.       Opinion of Venable LLP.
                  n.1.     Consent of Auditors.